EXHIBIT 10.1
















                         FORBEARANCE, WARRANT EXCHANGE,
                    NOTE CONVERSION AND AMENDATORY AGREEMENT

                                      among

                     THE SUNDIAL INTERNATIONAL FUND LIMITED,
                        THE NEW WORLD POWER CORPORATION,
                       THE NEW WORLD POWER COMPANY LIMITED
                         and WOLVERINE POWER CORPORATION

                            Dated As Of March 1, 1996

                          T A B L E    O F   C O N T E N T S

Section 1.    DEFINITIONS................................................  4


Section 2.    AMENDMENT AND/OR EXCHANGE OF CERTAIN DOCUMENTS............. 22


Section 3.    WARRANT EXCHANGE........................................... 23


Section 4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANIES............ 24


Section 5.    AFFIRMATIVE COVENANTS...................................... 27


Section 6.    NEGATIVE COVENANTS......................................... 32


Section 7.    U.K. WINDFARM COLLATERAL; NWP LTD. SHARES;
               REIL  SHARES; OTHER PERMITTED SALES OF ASSETS;
                EARNINGS AND CASH FLOW OF WOLVERINE AND NWP LTD.......... 35

Section 8.    NOTE EXCHANGE OPTION....................................... 38


Section 9.    PREPAYMENT OF EXCHANGE NOTES; RESTRICTIONS ON TRANSFER..... 42


Section 10.   SUBORDINATION OF EXCHANGE NOTES............................ 43


Section 11.   LIQUIDATION; DISSOLUTION; BANKRUPTCY....................... 43


Section 12.   DEFAULT ON SENIOR INDEBTEDNESS............................. 44


Section 13.   PAYMENTS IN VIOLATION...................................... 45


Section 14.   NO PREJUDICE OR IMPAIRMENT................................. 45


Section 15.   SUBROGATION................................................ 46


Section 16.   RELATIVE RIGHTS; OBLIGATIONS UNAFFECTED.................... 46


Section 17.   DEFINITION OF SENIOR INDEBTEDNESS.......................... 47


Section 18.   REIMBURSEMENT OF EXPENSES.................................. 47


Section 19.   EVENT OF DEFAULT........................................... 48


Section 20.   NO IMPAIRMENT.............................................. 50


Section 21.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES................. 51


Section 22.   INDEMNIFICATION BY THE COMPANIES........................... 51

Section 23.   FAILURE TO ACT NOT A WAIVER................................ 51


Section 24.   INDEBTEDNESS; COLLATERAL................................... 51


Section 25.   MISCELLANEOUS.............................................. 52


Section 26.   NOTICES.................................................... 52


Section 27.   GOVERNING LAW.............................................. 53


Section 28.   MODIFICATION............................................... 53


Section 29.   SEVERABILITY............................................... 54


Section 30.   COUNTERPARTS............................................... 54


Section 31.   HEADINGS................................................... 54


Section 32.   CONSENT TO JURISDICTION AND SERVICE OF PROCESS............. 54


Section 33.   WAIVER OF JURY TRIAL....................................... 55


Section 34.   SUCCESSORS................................................. 55


Section 35.   TERMINATION.   ............................................ 55


                                 E X H I B I T S

EXHIBIT A     Resolutions of Directors  and/or  Shareholders of NWP Corp.,  NWP
              Ltd.and Wolverine

EXHIBIT B     Form of New Warrant

EXHIBIT C     Form of New NWP Ltd. Note

EXHIBIT D     Form of Amended Wolverine Note

EXHIBIT E     E-1 Form of Amended  Wolverine  Mortgage Covering Real Property
              located in Gladwin County Michigan

              E-2 Form of Amended Wolverine Mortgage Covering Real Property located in Midland County, Michigan

EXHIBIT F     Form of Amended Support and Pledge Agreement

EXHIBIT G     Form of Amended Guarantee

EXHIBIT H     Form of Amended Charge

EXHIBIT I     Form of Exchange Note

EXHIBIT J     Form of Registration Rights Agreement

EXHIBIT K     Form of NWP Ltd. Charge


                                    SCHEDULES


SCHEDULE 1    List of Options, etc.

SCHEDULE 2    List of Existing Liens and Payables

SCHEDULE 3    List of Minimum Sale Prices of Certain Assets

SCHEDULE 4    Material Litigation

                         FORBEARANCE, WARRANT EXCHANGE,
                    NOTE CONVERSION AND AMENDATORY AGREEMENT


                  THIS AGREEMENT, dated as of March 1, 1996, by and among THE SUNDIAL INTERNATIONAL FUND LIMITED ("SUNDIAL"), a Cayman Islands corporation on the one hand, THE NEW WORLD POWER CORPORATION f/k/a Wolverine Holdings Inc. ("NWP CORP."), a Delaware corporation, THE NEW WORLD POWER COMPANY LIMITED ("NWP LTD."), a company incorporated under the laws of England and Wales, and WOLVERINE POWER CORPORATION ("WOLVERINE"), a Delaware corporation, jointly and severally, on the other hand.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are variously parties to the following instruments and agreements:

               (i) 0% Senior Secured Note in the amount of U.S. $550,000.00 ("NWP LTD. NOTE") dated December 20, 1995 and due March 31, 1996 heretofore issued by NWP Ltd. to Sundial;

               (ii) Wolverine Power Corporation First Mortgage Note in the outstanding principal amount as of March 1, 1996 of $3,434,602.00 dated December 31, 1992 heretofore issued by Wolverine to NWP Corp. and duly assigned by NWP Corp. to Sundial as amended by that certain letter agreement ("LETTER AGREEMENT") dated as of December 1, 1995 among Messrs. Gilmartin, Poster & Shafto ("GPS"), NWP Corp., Wolverine and Sundial (said First Mortgage Note as assigned and amended being herein referred to as to the "WOLVERINE NOTE");

               (iii) those two certain Mortgage and Security Agreements dated 31st December, 1992 issued by Wolverine to NWP Corp. as security for the Wolverine Note and assigned by NWP Corp. to Sundial pursuant to those two certain Assignments of Mortgage dated 31st December 1992 (said Mortgage and Security Agreements as so assigned pursuant to said Assignments of Mortgage being herein referred to as the "WOLVERINE MORTGAGES");

               (iv) that certain Support and Pledge Agreement dated December 31, 1992 by and between NWP Corp. and Sundial ("SUPPORT AND PLEDGE AGREEMENT") pursuant to which, among other things, NWP Corp. pledged to Sundial all of the issued and outstanding stock of Wolverine consisting of 200 shares of Wolverine without par value (the "WOLVERINE STOCK") as security for, among other things, the obligations of Wolverine to Sundial under and in respect of the Wolverine Note and the Wolverine Mortgages;

               (v) Continuing Guarantee dated the 20th day of December, 1995 ("GUARANTEE") from NWP Ltd. in favor of Sundial pursuant to which, among other things, NWP Ltd. irrevocably and unconditionally guaranteed to Sundial payment and performance by Wolverine of Wolverine's obligations under the Wolverine Note and the Wolverine Mortgages, and the obligations of NWP Corp. to Sundial under the Support and Pledge Agreement;

               (vi) that certain Charge Over Shares ("CHARGE") dated December 20, 1995 among NWP Ltd., Sundial and Oakes, Fitzwilliams & Co. Limited ("ESCROW AGENT") providing, among other things, for the pledge to Sundial by delivery to the Escrow Agent of 700,000 ordinary shares of IR(pound) 1.00 each of Renewable Energy Ireland Limited ("REIL"), a company formed under the laws of the Republic of Ireland, registered in the name of NWP Ltd. constituting 80.46% of the issued and outstanding shares of REIL, there presently being issued and outstanding 870,000 ordinary shares of 1R(pound) each (250,000 preference shares having been converted into 70,000 ordinary shares subject to the completion of certain formalities) ("REIL CHARGED SHARES);

               WHEREAS, NWP Corp., NWP Ltd. and Wolverine have jointly and severally requested that (i) the maturity of the NWP Ltd. Note be extended to December 1, 1996 and (ii) that the maturities of certain installments of the Wolverine Note be extended, each in order to ease certain cash flow problems which are presently being encountered by NWP Corp., NWP Ltd. and Wolverine (hereinafter sometimes together referred to as the "COMPANIES" and individually as a "COMPANY"), and Sundial is willing to accommodate such requests and to forbear in requiring compliance with the existing terms of the NWP Ltd. Note and the Wolverine Note and to waive the defaults existing as of April 1, 1996 under the NWP Ltd. Note upon the terms and conditions hereinafter and in the Exhibits and Schedules hereto set forth, and the Companies have determined that it is in the Companies' joint and several mutual interests to enter into and perform the terms of this Agreement and the Exhibits hereto and each of the Companies has independently determined that the provisions of said Agreement, Exhibits and Schedules constitute receipt of fair consideration for the agreements of the Companies herein and therein contained, it being understood that Sundial would not enter into such Agreement, Exhibits and Schedules unless each of the Companies had independently made such determination, evidence whereof is set forth in the resolutions of the directors and/or shareholders of the Companies annexed hereto as EXHIBIT A and made a part hereto;

               WHEREAS, it is understood that the consent of the Fleming Majority Noteholders under the "FLEMING DOCUMENTS" (defined below) is or may be required prior to the execution, delivery and performance of this Agreement, the other "Transaction Documents" (defined below) and the Exhibits and Schedules hereto to which the Companies are party and the Fleming Majority Noteholders have indicated such consent and their agreement with the provisions thereof affecting the Fleming Noteholders, including, without limitation, the provisions of Section 7 of this Agreement by the execution and delivery by the

Fleming Majority Noteholders through their duly authorized officers or representatives of the Consent of Noteholders;

               WHEREAS, Sundial is the owner or agent for the owners of the following warrants to purchase the common stock of NWP Corp.:

               (i) 250,000 $7.50 warrants ("$7.50 WARRANTS") registered in the name of Sundial;

               (ii) 451,921 $8.00 warrants ("$8.00 WARRANTS") registered in the name of Sundial;

               (iii) 318,000 $15.00 warrants ("$15.00 WARRANTS") registered in the name of Sundial;

               (iv) 50,000 $15.00 Warrants registered in the name of Jan Chr.G. Sundt ("SUNDT");

               (v) 9,000 $7.50 Warrants registered in the name of Jens A. Wilhelmsen ("WILHELMSEN"); and

               (vi) 1,000 $15.00 Warrants, registered in the name of Wilhelmsen;

aggregating 259,000 $7.50 Warrants, 451,921 $8.00 Warrants and 369,000 $15.00
Warrants, and NWP Corp. is willing, concurrently with the execution and delivery hereof, to create, issue and deliver a new class of Warrants to Purchase the Common Stock of The New World Power Corporation designated Class 21 ("NEW WARRANTS") substantially in the form of EXHIBIT B annexed hereto and made a part hereof and to exchange such New Warrants for the said existing $7.50 Warrants, $8.00 Warrants and $15.00 Warrants to the persons and on the terms hereinafter set forth;

               WHEREAS, the parties hereto have agreed that Sundial shall be granted an option to exchange the whole or any portion of the "Notes" (hereinafter defined) for certain Exchange Notes to be issued by NWP Corp., which Exchange Notes are at the option of the holder convertible into shares of NWP Corp., which Exchange Notes are subject and subordinate in all respects to Senior Indebtedness.

               NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the parties hereto hereby agree as follows:

               SECTION 1.   DEFINITIONS AND INDEX OF DEFINITIONS.

               (a) Capitalized terms used herein are used with the following meanings (unless the context shall otherwise require};

"$7.50 WARRANTS" shall have the meaning set forth in subdivision (i) of the fourth recital hereof.

"$8.00 WARRANTS" shall have the meaning set forth in subdivision (ii) of the fourth recital hereof.

"$15.00 WARRANTS" shall have the meaning set forth in subdivision (iii) of the fourth recital hereof.

"ADVISOR" shall mean Sundt & Co. Ltd., a company registered under the laws of England and Wales, which acts as advisor to Sundial.

"AFFILIATE", when used with respect to any Person, means (i) if such Person is a corporation, any officer or director thereof (other than a director of NWP Corp. nominated by or on behalf of the Fleming Noteholders or the Fleming Majority Noteholders or any director or Observer nominated to any of the Companies by Sundial pursuant to this Agreement) and any Person (other than a Fleming Noteholder, Sundial, the Advisor, Wilhelmsen or Sundt) which is, directly or indirectly, the beneficial owner (by itself or as part of any group) of more than five percent (5%) of any class of any equity security thereof (within the meaning of the Securities Exchange Act), and, if such beneficial owner is a partnership, any general or limited partner thereof, or if such beneficial owner is a corporation, any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such Person is a partnership, any general or limited partner thereof, and (iii) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. The holding of securities, Warrants (or of shares of Common Stock obtained upon conversion of Exchange Notes or the exercise of Warrants, and the rights under any Fleming Documents, Transaction Document, or any agreement contemplated by any thereof (or the exercise of any such rights, including, without limitation, the nomination of a director to the Board (or executive committee) of NWP Corp. or any Subsidiary or the sending of an Observer to any Board (or executive committee) meetings of NWP Corp. or any Subsidiary), shall not cause any such holder or Person exercising such rights to be deemed to be an "Affiliate" of NWP Corp. or of any Subsidiary.

"AGREEMENT" shall mean this Agreement as executed and delivered (together with the exhibits and schedules hereto) and as from time to time assigned, supplemented or amended or as the terms hereof may be waived.

"AMENDED CHARGE" shall have the meaning set forth in 2(f) hereof.

"AMENDED GUARANTEE" shall have the meaning set forth in Section 2(e) hereof.

"AMENDED SUPPORT AND PLEDGE AGREEMENT" shall have the meaning set forth in
Section 2(d) hereof.

"AMENDED WOLVERINE MORTGAGES" and "AMENDED WOLVERINE MORTGAGE" shall have the meaning set forth in Section 2(c) hereof.

"AMENDED WOLVERINE NOTE" shall have the meaning set forth in Section 2(b) hereof.

"BNM" shall have the meaning set forth in the definition of "REIL Shareholders Agreement" contained in this Section 1(a).

"BUSINESS DAY" and "BUSINESS DAYS" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the states of Connecticut or New York are open for business.

"CAPITALIZED LEASES" means any lease to which NWP Corp. or a Subsidiary is party as lessee, or by which it is bound, under which it leases any property (real, personal or mixed) from any lessor other than NWP Corp. or a Subsidiary, and which either is required to be capitalized in accordance with GAAP consistently applied, or, even if not so required to be capitalized, shall have (or have had), at the time first entered into, an initial term of more than three (3) years (including leases of shorter duration which are or were extendible to a total term of more than three (3) years at the option of the lessor). The value of Capitalized Leases, as of the time of any determination thereof, shall mean the sum of the then present values, determined as hereinafter provided, of future obligations of lessees under then existing Capitalized Leases. To compute the value of any Capitalized Lease, the following methods shall be used, as applicable:

                             (i) values of leases required to be capitalized in
               accordance with GAAP shall be computed in accordance with GAAP;
               and

                             (ii) values of other leases (and values of
               contracts or other items which this Agreement provides are to be valued as if they were Capitalized Leases) shall be computed by discounting, to the date of determination, at an assumed interest rate of eight percent (8%) per annum, the minimum amount of future rental payments that will be due under the related documentation, including rental payments that may be due during extensions which are at the other party's option, but excluding any amounts in respect of insurance on, taxes on and/or maintenance of the properties subject to such leases (provided that such amounts are owed and paid only to the extent actually incurred).

"CATON MOOR" shall mean New World Power (Caton Moor) Limited, a company incorporated under the laws of England and Wales.

"CATON MOOR COLLATERAL" shall mean (i) all of the Caton Moor Shares, all of which are owned beneficially and of record by NWP Ltd., (ii) all assets and proceeds of all assets of Caton Moor, (iii) all proceeds of the Caton Moor Shares, and (iv) all other monies, securities or other property at any time and from time to time receivable or otherwise distributed in respect of, or in exchange for, or in liquidation of, any of the Caton Moor Shares, subject only to the prior rights of Hambros Bank in respect of the foregoing.

"CATON MOOR SHARES" shall mean all of the issued and outstanding share capital of Caton Moor.

"CHANGE OF CONTROL EVENT" means the occurrence of any of the following events:

        (a) any consolidation of NWP Corp. with, or merger of NWP Corp. into, any other Person, any merger of another Person into NWP Corp., any sale of stock of NWP Corp. or any other business combination or transaction involving NWP Corp. which results in the holders of NWP Corp.'s stock immediately prior to giving effect to such transaction owning shares of capital stock of the surviving Person in such transaction representing(x) fifty percent (50%) or less of the total voting power of all shares of capital stock of such surviving Person entitled to vote generally in the election of directors or (y) fifty percent (50%) or less of the total value of all capital stock of such surviving Person; or

        (b) NWP Corp. proceeds to acquire its common stock (or undertakes a corporate reorganization or recapitalization or a consolidation or merger or other action) if the effect of such acquisition (or other action) would be (i) to reduce substantially or to eliminate any public market for the shares of NWP Corp.'s common stock, (ii) to remove NWP Corp. from registration with the Commission under the Securities Exchange Act, (iii) to require NWP Corp. to make a filing under Section 13(e) of the Securities Exchange Act or (iv) to cause a delisting of NWP Corp.'s common stock from the NASDAQ Stock Market (unless such stock is delisted as a result of being listed on a national securities exchange) or to cause a delisting of NWP Corp.'s common stock from a national securities exchange; or

        (c) the sale, lease, transfer or other disposition of any of the Collateral, for less than the minimum prices set forth on
               SCHEDULE 3, without the prior written approval of Sundial, or the sale, lease, transfer or other disposition of all or substantially all of the consolidated assets of NWP Corp. and its Subsidiaries in a single transaction or a series of related transactions (other than the sale of Photocomm Inc. or the shares thereof owned by NWP Corp. or the sale of assets required by the Fleming Documents) without the prior written approval of Sundial.

        (d) at any time, a majority of the members of the Board of Directors of NWP Corp. are persons other than persons (A) each of whom was both (i) nominated as a director for his or her then current term by NWP Corp.'s Board of Directors and was recommended by the Board to NWP Corp.'s shareholders for election as a member of the Board and (ii) a member of the Board for the term immediately prior to his or her then current term as a member of the Board (except that a person chosen by the Board as a successor to a director who died in office or resigned from the Board because of a disability, shall be deemed to have satisfied this clause
               (ii)), (B) who were nominated to the Board by Sundial, (C) who may in the future be nominated to the Board by or on behalf of any Fleming Noteholder, or (D) who are such other persons as shall be acceptable to Sundial; or

        (e) the commencement by NWP Corp. or either of the other Companies of a voluntary case under the United States federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law of any jurisdiction, including, in the case of NWP Ltd. the law of England and Wales; the consent by NWP Corp. or either of the other Companies to the entry of an order for relief in an involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of NWP Corp. or either of the other Companies or of any substantial part of its property; any assignment by NWP Corp. or either of the other Companies for the benefit of its creditors; any admission by NWP Corp. or either of the other Companies in writing of its inability to pay its debts generally as they become due; the entry of a decree or order for relief in respect of NWP Corp. or either of the other Companies by a court having jurisdiction in the premises in an involuntary case under United States Federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law of any jurisdiction, including, in the case of NWP Ltd. the law of England and Wales appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of NWP Corp. or either of the other Companies or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event NWP Corp. or either of the other Companies shall liquidate, dissolve or wind up; or the liquidation, dissolution or winding up of NWP Corp. or either of the other Companies under any other circumstances; or

        (f) if for any reason Mr. George Petrenko ceases to be the chief executive officer of any of the Companies and is not replaced within 30 calendar days by a chief executive officer reasonably acceptable to Sundial or by a Person who is a member of the Turnaround Management Association Inc. who has successfully completed The Association of Certified Turnaround Professionals certification program;

"CHARGE" shall have the meaning set forth in subdivision (vi) of the first recital hereof.

"CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations and interpretations promulgated thereunder.

"COLLATERAL" shall mean the 50% interest of Sundial in the U.K. Windfarm Collateral and, the NWP Ltd. Collateral, and 100% of any and all other security interests or rights in property created in favor of or granted to Sundial by, in accordance with, under, or pursuant to, the Transaction Documents.

"COMMISSION" shall mean the Securities and Exchange Commission of the United States.

"COMMON STOCK" shall have the meaning assigned thereto in the Registration Rights Agreement.

"COMPANY" and "COMPANIES" shall have the meanings set forth in the second recital hereof.

"CONDOR AGREEMENT" shall mean that certain Consulting Agreement dated as of January 1, 1996 as amended by Amendment 1 thereto by and between Condor Management Consultants and NWP Corp. as executed and delivered and in effect on the date of execution and delivery hereof as the same may be amended or supplemented hereafter with the consent of Sundial.

"CONSENT OF NOTEHOLDERS" shall mean that certain consent dated as of the date hereof from the of the Fleming Noteholders constituting not less than the Fleming Majority Noteholders in respect of this Agreement and the other Transaction Documents set forth in Amendment No. 3 to the Note and Purchase Agreement constituting a portion of the Fleming Documents.

"DYFFRYN BRODYN" shall mean New World Power Company (Dyffryn Brodyn) Limited, a company incorporated under the laws of England and Wales.

"DYFFRYN BRODYN COLLATERAL" shall mean (i) all of the Dyffryn Brodyn Shares, all of which are owned beneficially and of record by NWP Ltd., (ii)all assets and proceeds of all assets of Dyffryn Brodyn, (iii) all proceeds of the Dyffryn Brodyn Shares and (iv) all other monies, securities or other property at any time and from time to time receivable or otherwise distributed in respect of, or in exchange for, or in liquidation of, any of the Dyffryn Brodyn Shares, subject only to the prior rights of Hambros Bank in respect of the foregoing.

"DYFFRYN BRODYN SHARES" shall mean all of the issued and outstanding share capital of Dyffryn Brodyn.

"ELSAMPROJEKT" shall have the meaning set forth in the definition of "REIL Shareholders Agreement" contained in this Section 1(a).

"ENVIRONMENTAL LAWS" shall mean all current and future, federal, state, local, foreign, civil and criminal laws, statutes, ordinances, orders, codes, Environmental Permits, rules, policies, and regulations and common law relating to the protection of the environment and human health or relating to the handling, use, generation, treatment, storage, transportation or disposal of Hazardous Materials, of any Governmental Authority or quasi Governmental Authority having jurisdiction over the Companies, their Subsidiaries, or their respective operations, including but not limited to the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et sec.; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq.; The Occupational Safety and Health Act, 29 U.S.C. ss. 651; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss. 136y et seq.; and the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq., all as may be amended or superseded from time to time.

"ENVIRONMENTAL LIEN" shall mean any Lien created by or as a consequence of or pursuant to any Environmental Law.

"ENVIRONMENTAL PERMITS" shall mean all permits, licenses, approvals, authorizations or consents required by any Governmental Authority under any applicable Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

"ERISA AFFILIATE" means each "person" (as defined in Section 3(9) of ERISA) which is under "common control" with NWP Corp. or any of its Subsidiaries (within the meaning of Section 414(b), (c), (m) or (o) of the Code).

"ERISA EVENT" shall mean, with respect to any Person, (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA with respect to a termination described in Section 4041(c)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA; (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section

4001(a)(2) of ERISA; (e) failure by such Person or any of its Affiliates to make a payment to a Plan required under Section 302(f)(1)(A) and (B) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA.

"ESCROW AGENT" shall have the meaning set forth in subdivision (vi) of the first recital hereof.

"EVENTS OF DEFAULT" shall have the meaning set forth in Section 19 hereof.

"EXCHANGE NOTE" shall have the meaning set forth in the first sentence of
Section 8(a) hereof.

"EXCHANGE NOTE CONVERSION PRICE" shall have the meaning set forth in Section 8(c)(ii) hereof.

"EXCHANGE NOTE MARKET PRICE" shall have the meaning set forth in the paragraph second succeeding Section 8(c)(ii) hereof.

"EXCHANGE NOTE PREPAYMENt" shall mean the rights of NWP Corp., to prepay the Exchange Notes upon the occurrence of certain events described in Section 9 hereof.

"EXCHANGE OPTION" shall have the meaning set forth in the first sentence of
Section 8(a) hereof.

"EXISTING LIENS" shall have the meaning set forth in subdivision (ii) of Section 6(a) hereof.

"FEDERAL BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, 11 U.S.C. ss.ss.101- 1330, as the same may be amended or superseded from time to time.

"FLEMING DOCUMENTS" shall mean the Note and Warrant Purchase Agreement dated as of August 15, 1995 as amended by Amendments Numbered One, Two and 3 thereto by and among NWP Corp. and the Fleming Noteholders, the notes (referred to therein), the Warrants (referred to therein), the Pledge Agreement and the Escrow Agreement (each referred to therein), as amended and in effect on the date of the execution and delivery of this Agreement and as the same may be further amended, modified, supplemented or restated with the consent of Sundial but not otherwise.

"FLEMING MAJORITY NOTEHOLDERS" shall mean the holder or holders, at the time, of at least 65% of the principal amount of the notes then outstanding under the Fleming Documents.

"FLEMING NOTEHOLDERS" shall mean the holder or holders, at the time, of the principal amount of the notes then outstanding under the Fleming Documents.

"FLEMING PURCHASE AGREEMENT" shall mean the Note and Warrant Purchase Agreement as amended by Amendments Numbered One, Two and 3 thereto included within the definition of Fleming Documents.

"FOUR BURROWS" shall mean New World Power Company (Four Burrows) Limited, a company incorporated under the laws and England and Wales.

"FOUR BURROWS COLLATERAL" shall mean (i) all of the Four Burrows Shares, all of which is owned beneficially and of record by NWP Ltd., (ii) all assets and proceeds of all assets of Four Burrows; (iii) all proceeds of the Four Burrows Shares, and (iv) all other monies, securities or other property at any time and from time to time receivable or otherwise distributed in respect of, or in exchange for, or in liquidation of, any of the Four Burrows Shares, subject only to the prior rights of Hambros Bank in respect of the foregoing.

"FOUR BURROWS SHARES" shall mean all of the issued and outstanding share capital of Four Burrows.

"GAAP" shall mean generally accepted accounting principles as in effect in the United States, consistently applied.

"GLASS ASSOCIATES AGREEMENT" shall mean those certain Agreements engaging the services of Glass & Associates, Inc. as Interim Manager dated February 7 and April 18, 1996 by and between Glass & Associates, Inc. and NWP Corp. as executed and delivered and as in effect on the date of execution and delivery hereof and as the same may be amended or supplemented with the consent of Sundial.

"GPS" shall have the meaning set forth in subdivision (ii) of the first recital hereof.

"guarantee" means (i) any guarantee or endorsement of the payment or performance of, or any contingent obligation in respect of, any Indebtedness or other obligation of any other Person, (ii) any other arrangement whereby credit is extended to one obligor (directly or indirectly) on the basis of any promise or undertaking of another Person (a) to pay the Indebtedness of such obligor, (b) to purchase an obligation owed by such obligor, (c) to purchase or lease assets (or to provide funds, goods or services) under circumstances that would enable such obligor to discharge one or more of its obligations or (d) to maintain the capital, working capital, solvency or general financial condition of such obligor, in each case whether or not such arrangement is disclosed in the balance sheet of such other Person or is referred to in a footnote thereto and
(iii) any liability as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership; PROVIDED, HOWEVER, that the term "guarantee" shall not include (1) endorsements for collection or deposit in the ordinary course of business or (2) obligations of NWP Corp. or its Subsidiaries which would constitute guarantees solely by virtue of the continuing liability of a Person which has sold assets subject to liabilities for the liabilities which were assumed by the Person acquiring the assets, unless such liability is required to be carried on the consolidated balance sheet of NWP Corp.

The amount of any guarantee and the amount of Indebtedness or of Investment resulting from such guarantee shall be the maximum amount of the guarantor's potential obligation in respect of such guarantee.

"GUARANTEE" shall have the meaning set forth in subdivision (v) of the first recital hereof.

"GOVERNMENTAL AUTHORITY" means any federal, state, or local governmental agency or authority (including any regulatory authority) of any jurisdiction having jurisdiction over NWP Corp. or any of its Subsidiaries or any of its respective assets, businesses or operations.

"HAMBROS BANK" shall mean Hambros Bank P.L.C., a company incorporated under the laws of England and Wales or any Subsidiary thereof.

"HAMBROS DOCUMENTS" shall mean all of the documentation evidencing or relating in any way to the financing of the Caton Moor, Dyffryn Brodyn and Four Burrows wind farms.

"HAZARDOUS MATERIALS" means any petroleum, petroleum hydrocarbons, petroleum waste or petroleum products, underground storage tanks, asbestos or asbestos-containing materials, pesticides, lead and lead-containing materials, urea formaldehyde insulation and polychlorinated or polybrominated biphenyls (PCBs and PPBs), ionizing and non-ionizing radiation including radon and electromagnetic frequency radiation; and any chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Environmental Law.

"INDEBTEDNESS" of any Person means, without duplication, as of any date as of which the amount thereof is to be determined, (i) all obligations of such Person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations under letters of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) all Capitalized Leases in respect of which such Person is liable as lessee or as the guarantor of the lessee, (iii) all monetary obligations which are secured by any Lien existing on property owned by such Person whether or not the obligations secured thereby have been incurred or assumed by such Person, (iv) all conditional sales contracts and similar title retention debt instruments under which such Person is obligated to make payments, (v) with respect to NWP Corp. and its Subsidiaries, all preferred stock of NWP Corp. or any Subsidiary held by any Person other than NWP Corp. or another Subsidiary, which preferred stock either (A) has a fixed maturity or redemption or repurchase date on or before July 31, 2001 with respect to such preferred stock, (B) provides for a dividend rate that can be adjusted or reset through an auction or remarketing method or by a remarketing agent or underwriter on or before July 31, 2001 or (C) is subject to redemption or repurchase (in whole or in part) by NWP Corp. or any Subsidiary either (I) at the option of the holder thereof (whether or not after a specified date or after the happening of certain events or conditions), if such option could be exercisable on or before July 31, 2001 or
(II) automatically upon the happening of specified events or conditions, if such events or conditions could happen on or before July 31, 2001, (vi) all guarantees by such Person and (vii) all contractual obligations (whether absolute or contingent) of such Person to repurchase goods sold or distributed. "Indebtedness" shall not include, however, (1) Indebtedness of NWP Corp. to any of its wholly-owned Subsidiaries or Indebtedness of any wholly-owned Subsidiary to NWP Corp. or to another wholly-owned Subsidiary, and (2) any unfunded obligations in any employee pension benefit plan (as defined in ERISA) of NWP Corp. or of any Subsidiary. For purposes of this Agreement, the value of Indebtedness at any time shall be determined as follows with respect to Indebtedness under each of the foregoing respective categories in this definition: (a) with respect to the preceding clause (i), the value of such Indebtedness shall be the then principal amount of, any then accrued interest on and (without duplication) any amounts then due, with respect to such Indebtedness; (b) with respect to the preceding clause (ii), the value of such Indebtedness shall be determined as provided in the definition herein of "Capitalized Leases"; (c) with respect to the preceding clause (iii), the value of such Indebtedness shall be the then principal amount of, any then accrued interest on and (without duplication) any amounts then due, with respect to such secured monetary obligations; (d) with respect to the preceding clause (iv), the value of such contracts and instruments shall be calculated as if such contracts and instruments were valued as Capitalized Leases under clause (ii) of the definition herein of Capitalized Leases; (e) with respect to the preceding clause (v), the value of such preferred stock shall be equal to, at the time of determination thereof, the maximum aggregate amount which would be payable to the holders of such shares of preferred stock upon any maturity, redemption or repurchase; (f) with respect to the preceding clause (vi), the value of such guarantees shall be determined as provided in the last sentence of the definition herein of "guarantee"; and (g) with respect to the preceding clause
(vii), the value of such repurchase obligations at any time shall be the maximum amount which would be payable if all then outstanding potential repurchase obligations became due.

"INTERCREDITOR AGREEMENT" shall mean that certain agreement dated as of the date of execution and delivery hereof among NWP Corp., Robert Fleming & Co. Ltd. as agent for the Fleming Noteholders and Sundial concerning, among other things, the joint administration of the U.K. Windfarm Collateral and the NWP Ltd. Share Collateral.

"INVESTMENT" means, with respect to any Person, (i) any loan, advance or extension of credit by such Person to, and any contributions to the capital of, any other Person, (ii) any guaranty by such Person, (iii) any interest in any capital stock or other Securities of any other Person, (iv) any transfer or sale of property of such Person to any other Person other than upon full payment, in cash, or not less than the agreed sale price or the fair value of such property, whichever is higher, (v) any acquisition by such other Person or the assets comprising such business or such part thereof and (vi) any commitment or option to make an Investment if, in the case of an option, the consideration therefor exceeds $10,000, and any of the foregoing under clauses (i) through (vi) shall be considered an Investment whether such Investment is acquired by purchase, exchange, merger or any other method; PROVIDED, that the term

"Investment" (1) shall not include an Investment in NWP Corp. or in a wholly-owned Subsidiary of NWP Corp. (2) shall not include current trade and customer accounts receivable and allowances, provided they relate to goods or services furnished in the ordinary course of business and are given in accordance with the customary practices of NWP Corp. or a Subsidiary, (3) shall not include temporary investments of excess cash of NWP Corp. or of any Subsidiary in any of the following: (A) investment grade obligations maturing within one year of their issuance which as to principal and interest constitute direct obligations of, or obligations guaranteed by, the United States of America, (B) negotiable certificates of deposit of banks or trust companies which are organized under the laws of the United States of America or any state thereof and which have capital and surplus of at least $500,000,000, (C) commercial paper which is rated not less than prime-one or A-1 or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation or their successors, (D) any repurchase agreement secured by any one or more of the foregoing and (E) money market funds primarily investing in any of the foregoing securities and sponsored by or affiliated with nationally recognized brokerage or investment advisory firms, and (4) shall not include Investments of NWP Corp. or any Subsidiary existing on March 1, 1996.

"KUHNS EMPLOYMENT AGREEMENT" shall mean that certain Employment Agreement dated as of August 1, 1995 by and between Mr. John D. Kuhns and NWP Corp. as amended by Amendments Nos. 1 and 2 thereto as executed and delivered and in effect on the date of execution and delivery hereof and as the same may be further amended with the prior written consent of Sundial.

"LETTER AGREEMENT" shall have the meaning set forth in subdivision (ii) of the first recital hereof.

"LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against the assignor), any filing of a financing statement as debtor under the Uniform Commercial Code of any jurisdiction in the United States or of any similar statute of any other jurisdiction and any agreement to give or make any of the foregoing.

"MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, condition (financial or otherwise), operations or properties of any of the Companies or any Material Subsidiary of any thereof, (b) the rights and remedies of Sundial under the Transaction Documents or (c) the ability of any of the Companies to perform their respective Obligations under the Transaction Documents.

"MATERIAL SUBSIDIARY" shall mean any of NWP Ltd. or any of its Subsidiaries, Wolverine or any of its Subsidiaries, REIL or any of its Subsidiaries, and "MATERIAL SUBSIDIARIES" shall mean all such Companies, other companies, and the aforesaid Subsidiaries, collectively.

"MAXIMUM CONVERSION PRICE" shall have the meaning set forth in the paragraph immediately succeeding Section 8(c)(ii) hereof.

"MINIMUM CONVERSION PRICE" shall have the meaning set forth in the paragraph immediately succeeding Section 8(c)(ii) hereof.

"MULTIEMPLOYER PLAN" shall mean any multiemployer plan (within the meaning of Section 3(37) of ERISA) to which either NWP Corp., any Subsidiary, or any ERISA Affiliate has an obligation to contribute.

"NASDAQ" shall mean The National Association of Securities Dealers Inc.

"NASDAQ STOCK MARKET" shall mean the NASDAQ Automated Quotation System.

"net proceeds" shall mean the gross cash consideration received by any of the Companies from the sale of the relevant asset less (i) reasonable legal and accounting fees and disbursements, (ii) reasonable investment banking and consultant fees (other than Consultant Fees payable to Affiliated Persons),
(iii) transfer and capital gains taxes, but excluding sales taxes, (iv) the payment of any principal and/or interest on Indebtedness secured by such asset,
(v) amounts payable to Affiliated Persons but only to the extent of the commissions referred to in Section 5(n), and (vi) any other closing costs not payable to Affiliated Persons reasonably incurred by any such Company in connection with such sale.

"NEW NWP LTD. NOTE" shall have the meaning set forth in Section 2(a) hereof.

"NEW WARRANTS" shall have the meaning set forth in the last clause of the fourth recital hereof.

"NORDTANK" shall have the meaning set forth in the definition of "REIL Shareholders Agreement" contained in this Section 1(a).

"NORDTANK AF" shall have the meaning set forth in the definition of "REIL Shareholders Agreement" contained in this Section 1(a).

"NOTE PREPAYMENT EVENTS" shall have the meaning set forth in Section 7 of this Agreement.

"NOTES" shall mean the New NWP Ltd. Note and the Amended Wolverine Note as set forth in the first sentence of Section 8(a) hereof.

"NWP LTD. COLLATERAL" shall mean (i) the NWP Ltd. Shares all of which are owned beneficially and of record by NWP Corp., (ii) all proceeds of the NWP Ltd. Shares and (iii) all other monies, securities or other property at any time and from time to time receivable or otherwise distributed in respect of, or in exchange for, or in liquidation of, any of the NWP Ltd. Shares, subject only to the prior rights of Hambros Bank.

"NWP LTD. NOTE" shall have the meaning set forth in subdivision (i) of the first recital hereof.

"NWP CORP." shall have the meaning set forth in the first paragraph of this Agreement.

"NWP LTD." shall have the meaning set forth in the first paragraph of this Agreement.

"NWP LTD. CHARGE" shall have the meaning set forth in Section 2(g).

"NWP LTD. SHARES" shall mean all of the issued and outstanding share capital of NWP Ltd. constituting 1000 ordinary shares of (pound)1 each.

"OBLIGATIONS" shall mean each and every obligation, duty, agreement, and undertaking of the Companies or any of them under, in respect of, or pursuant to, the Transaction Documents, and "OBLIGATION" shall mean any of them.

"OBSERVER" shall have the meaning set forth in Section 5(k) hereof.

"PAYMENT DEFAULT" shall have the meaning set forth in Section 12(b) hereof.

"PBGC" shall mean the United States Pension Benefit Guaranty Corporation.

"PERMITTED LIENS" means (i) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings, for which adequate reserves have been established, and provided that any proceedings commenced for the enforcement of such Liens have been duly suspended, (ii) Liens in respect of property or assets of NWP Corp. or any Subsidiary imposed by law (such as carriers', warehousemen's, landlords' and mechanics' liens), which in each case
(x) were incurred in the ordinary course of business and were not incurred in connection with the borrowing of money, (y) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of NWP Corp. or any Subsidiary and (z) either relate to sums not yet delinquent or are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien, provided that adequate reserves have been established for any such Liens being contested,
(iii) pledges or deposits (other than any Lien imposed by ERISA) in the ordinary course of business in connection with worker's compensation, unemployment insurance and other social security legislation, (iv) easements, rights-of-way and minor defects or irregularities in title not interfering in any material respect with the ordinary conduct of the business of NWP Corp. or any of its Subsidiaries (v) Liens securing the performance of bids, tenders, contracts, statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business and not to secure the repayment of borrowed money, (vi) Liens in favor of the Fleming Noteholders under the Fleming Documents in existence on the date of execution and delivery hereof or contemplated to be created in favor of the Fleming Noteholders by this Agreement, (vii) Liens in favor of Sundial in existence on the date of execution and delivery hereof or contemplated to be created in favor of Sundial by this Agreement and the other Transaction Documents, (viii) Liens created after the execution and delivery hereof with the joint approval of Sundial and the Fleming Majority Noteholders, (ix) Liens created under or pursuant to the Hambros Documents, and (x) Existing Liens.

"PERSON" or PERSON" means any individual, corporation, limited liability company, partnership, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity, howsoever denominated, whether formally or informally existing under the laws of any jurisdiction.

"PLAN" shall mean any employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained or contributed to by NWP Corp., any Subsidiary, or any ERISA Affiliate, other than a Multiemployer Plan.

"PREPAYMENT LEVEL OF PUBLIC TRADING" shall have the meaning set forth in Section 9 hereof.

"PURCHASE MONEY LIENS" shall mean any Lien on property, real or personal, acquired or constructed by NWP Corp. or any Subsidiary of NWP Corp. after March 1, 1996:

               (i) to secure the purchase price of such property;

               (ii) that was existing on such property at the time of acquisition thereof by NWP Corp. or such Subsidiary and assumed in connection with such acquisition;

               (iii) to secure Indebtedness otherwise incurred to finance the acquisition or construction of such property (including, without limitation, Indebtedness incurred to finance the cost of acquisition or construction of such property within 24 months after such acquisition or the completion of such construction); or

               (iv) the secure any Indebtedness incurred in connection with any extension, refunding or refinancing of Indebtedness (whether or not secured and including Indebtedness under this Agreement) incurred, maintained or assumed in connection with, or otherwise related to, the acquisition or construction of such property;

PROVIDED in each case that (1) such Liens do not extend to or cover or otherwise encumber any property other than property acquired or constructed by NWP Corp. and its Subsidiaries after March 1, 1996, and (2) such Liens do not cover current assets of NWP Corp. or any of its Subsidiaries other than current assets that relate solely to other property subject to such Lien.

"REGISTERED NUMBER" shall have the meaning set forth in Section 8(c) hereof.

"REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between NWP Corp. and Sundial as executed and delivered, substantially in the form of EXHIBIT J hereto.

"REIL" shall have the meaning set forth in subdivision (vi) of the first recital hereof.

"REIL CHARGED SHARES" shall have the meaning set forth in subdivision (vi) of the first recital hereof.

"REIL SHAREHOLDERS AGREEMENT" shall mean that certain Shareholders Agreement dated April 2, 1992 by and among Nordtank Holding A/S ("NORDTANK"), Elsamprojekt A/S ("ELSAMPROJEK"), Bord na Mona ("BNM") and REIL, as amended by that certain Deed of Adherence (referring therein to a "Shareholders Agreement the 2nd day of March 1992" [sic] dated December 23, 1993 by and among REIL, Nordtank and Nordtank af 1987 A/S ("NORDTANK AF"), as amended by that certain Deed of Adherence and Supplemental Shareholders Agreement dated February 2, 1995 by and among Nordtank af, NWP Ltd., Elsamproject, BNM and REIL.

"REPORTABLE EVENT" shall mean, with respect to any Single Employer Plan, an event described in Section 4043(b) of ERISA, other than an event as to which the notice requirement is waived under applicable PBGC regulations.

"RESTRICTED PERIOD" shall have the meaning set forth in Section 3 of this Agreement.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules, regulations and interpretations thereunder.

"SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and interpretations thereunder.

"SENIOR INDEBTEDNESS" shall have the meaning set forth in Section 17.

"SUBSIDIARY" and "SUBSIDIARIES" , with respect to any Person, means any corporation, association or other entity of which 50% or more of the total voting power of shares of stock or other equity interests entitled (without regard to the occurrence of any contingency or any pledge of shares) to vote in the election of directors, managers or trustees thereof is, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by such Person or one or more of its Subsidiaries, or both. The term "SUBSIDIARY" or "SUBSIDIARIES" when used herein without reference to any particular Person, means a Subsidiary or Subsidiaries of NWP Corp. Notwithstanding the foregoing, Photocomm, Inc. shall be considered a Subsidiary of NWP Corp. without regard to the percentage of share ownership in NWP Corp. therein.

"SUNDIAL" shall have the meaning set forth in the first paragraph of this Agreement.

"SUNDT" shall have the meaning set forth in the fourth recital hereof.

"SUPPORT AND PLEDGE AGREEMENT" shall have the meaning set forth in subdivision
(iv) of the first recital hereof.

"TAX" or "TAXES" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, AD VALOREM, value added, franchise, bank shares, withholding, payroll, employment, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

"TAXING AUTHORITY" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction, or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

"TERMINATION EVENT" shall mean (a) a Reportable Event, (b) the withdrawal by NWP Corp. or any ERISA Affiliate from a Single Employer Plan during a plan year in which it was a substantial employer (within the meaning of Section 4001(a)(2) or 4062(e) of ERISA), (c) the termination of, or the filing of a notice of intent to terminate, a Single Employer Plan under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, a Single Employer Plan by the PBGC, (e) any other event or condition which could constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA as to NWP Corp. or any ERISA Affiliate.

"TRANSACTION DOCUMENTS" shall mean this Agreement, the Amended Charge, the Amended Guarantee, the Amended Support and Pledge Agreement, the Amended Wolverine Mortgages, the Amended Wolverine Note, the New NWP Ltd. Note, the New Warrants, the Registration Rights Agreement, and each and every certificate, resolution, affidavit, document or other writing, entered into pursuant to or in connection with the foregoing documents, including, without limitation, any and all agreements or instruments relating to the U.K. Windfarm Collateral or the NWP Ltd. Shares.

"U.K. WINDFARM COLLATERAL" shall mean the Dyffryn Brodyn Collateral, the Four Burrows Collateral and the Caton Moor Collateral.

"UNENCUMBERED ASSETS" shall mean any and all assets of NWP Corp. and any of its Subsidiaries which have not been charged or pledged to, or in respect of which no security interest has been created in favor of, Sundial pursuant to the Transaction Documents or the Fleming Noteholders pursuant to the Fleming Documents and which are not subject to any other Existing Liens or which may in the future become free of Existing Liens; and "UNENCUMBERED ASSET" shall mean any such asset.

"WARRANT TRANSFER AGENT" shall have the meaning set forth in the first sentence of Section 3 hereof.

"WELFARE PLANS" shall have the meaning of welfare plans, as defined in Section 3(1) of ERISA.

"WILHELMSEN" shall have the meaning set forth in subdivision (v) of the fourth recital hereof.

"WITHDRAWAL LIABILITY" shall have the meaning set forth in Part 1 of Subtitle E of Title V of ERISA.

"WOLVERINE" shall have the meaning set forth in the first paragraph of this Agreement.

"WOLVERINE MORTGAGES" shall have the meaning set forth in subdivision (iii) of the first recital hereof.

"WOLVERINE NOTE" shall have the meaning set forth in subdivision (ii) of the first recital hereof.

"WOLVERINE STOCK" shall have the meaning set forth in subdivision (iv) of the first recital hereof.

(b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement (or if used therein, to the particular Note in which used) as a whole and not to any particular Section or other subdivision;

               (ii) all accounting terms not otherwise defined herein have the meanings assigned to them by GAAP consistently applied (except as otherwise expressly provided herein or except as otherwise required by the Companies' auditors);

               (iii) all computations provided for herein shall be made in accordance with GAAP consistently applied (except as otherwise expressly provided herein or except as otherwise required by the Companies' auditors);

               (iv) any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender, as appropriate;

               (v) all references herein to actions by NWP Corp. or any Subsidiary, such as "create", "sell", "transfer", "dispose of", etc., means such action, whether voluntary or involuntary, by operation of law or otherwise;

               (vi) the exhibits and schedules to this Agreement shall be deemed a part of this Agreement;

               (vii) each of the representations of the Companies contained in
        Section 4 hereof is separate and is not limited, qualified or modified by the existence, wording or satisfaction of any other representation of any of the Companies in Section 4 or otherwise;

               (viii) each of the covenants of the Companies contained in
        Section 5 or Section 6 hereof or otherwise contained in any of the Transaction Documents is separate and is not limited or satisfied by the existence, wording or satisfaction of any other covenant of any of the Companies in Section 5, in Section 6 or otherwise; and

               (ix) all references herein (in covenants or otherwise) to any action(s) which are to be taken (or which are prohibited from being taken) by any Person, NWP Corp. or any Subsidiary shall apply to such Person, NWP Corp. or such Subsidiary, as the case may be, whether such action is taken directly or indirectly.


        SECTION 2. AMENDMENT AND/OR EXCHANGE OF CERTAIN DOCUMENTS. Concurrently with the execution and delivery hereof:

        (a) Sundial shall exchange the NWP Ltd. Note for a new 0% Senior Secured Note of NWP Ltd. dated April 1, 1996 maturing December 1, 1996 in the principal amount of $579,851.13 (herein as executed and delivered called the "NEW NWP LTD. NOTE") substantially in the form of EXHIBIT C annexed hereto and made a part hereof;

        (b) Wolverine shall execute and deliver to Sundial that certain Amended and Restated Wolverine Power Corporation First Mortgage Note dated as of March 1, 1996 (herein as executed and delivered called the "AMENDED WOLVERINE NOTE") substantially in the form of EXHIBIT D annexed hereto and made a part hereof pursuant to which the Wolverine Note is amended and restated in full;

        (c) Wolverine shall execute and deliver to Sundial those two certain Amended Mortgage and Security Agreements dated as of March 1, 1996 (individually as executed and delivered called an "AMENDED WOLVERINE MORTGAGE" and together the "AMENDED WOLVERINE MORTGAGES") substantially in the form of EXHIBITS E-1 and E-2, respectively, annexed hereto and made a part hereof pursuant to which each of the Wolverine Mortgages is amended and concurrently therewith duly recorded at the expense of Wolverine in the Office of the Registrar of Deeds of Gladwin County and Midland Counties, Michigan, respectively.

        (d) NWP Corp. and Sundial shall execute an deliver that certain Amended and Restated Support and Pledge Agreement dated as of March 1, 1996 (herein as executed and delivered called the "AMENDED SUPPORT AND PLEDGE AGREEMENT") substantially in the form of EXHIBIT F annexed hereto and made a part hereof pursuant to which the Support and Pledge Agreement is amended in certain respects and restated;

        (e) NWP Ltd. shall execute and deliver to Sundial that certain Amended and Restated Continuing Guarantee dated as of March 1, 1996 (herein as executed and delivered called the "AMENDED GUARANTEE") substantially in the form of EXHIBIT G annexed hereto and made a part hereof pursuant to which the Guarantee is amended in certain respects and restated;

        (f) NWP Ltd., Sundial and the Escrow Agent shall execute and deliver that certain Amended and Restated Charge Over Shares dated as of March 1, 1996 (herein as executed and delivered called the "AMENDED CHARGE") substantially in the form of EXHIBIT H annexed hereto and made a part hereof pursuant to which the Charge is amended in certain respects and restated and NWP Ltd. shall cause the Amended Charge to be duly and effectively registered with Companies House, Cardiff, Wales not later than the twenty-first day following the date of execution and delivery thereof;

        (g) NWP Corp., Sundial and the Escrow Agent shall execute and deliver that certain Charge Over Shares dated as of March 1, 1996 (herein as executed and delivered called the "NWP LTD. CHARGE") substantially in the form of EXHIBIT K annexed hereto and made a part hereof providing, among other things, for the pledge by NWP Corp. to Sundial by delivery to the Escrow Agent of 500 ordinary shares of 1(pound) each of NWP Ltd., constituting 50% of all of the issued and outstanding shares of NWP Ltd.

        (h) Subject to the satisfaction of each of the conditions precedent set forth in this Agreement, Sundial hereby waive any and all defaults of which it has actual knowledge and that may exist on the date hereof under and pursuant to the NWP Ltd. Note, the Wolverine Note, and the Support and Pledge Agreement; and

        (i) Sundial hereby consents to the execution, delivery and performance of the Fleming Documents.

        SECTION 3. WARRANT EXCHANGE. Concurrently with the execution and delivery hereof, Sundial has surrendered or caused to be surrendered to Boston EquiServe Shareholder Services, 45-02-016, P.O. Box 1865, Boston, Massachusetts 02105-1865, Attention: Mr. Stephen Plefka (617) 575-2388 as warrant transfer agent ("WARRANT TRANSFER AGENT"), duly endorsed in blank, certificates representing 259,000 $7.50 Warrants, 451,921 $8.00 Warrants and 369,000 $15.00
Warrants. NWP Corp. hereby unconditionally and irrevocably instructs the Warrant Transfer Agent to issue the following number of New Warrants as follows:

               (i) 85,911 New Warrants to Sundial in exchange for 250,000 $7.50 Warrants;

               (ii) 315,114 New Warrants to Sundial in exchange for 451,921 $8.00 Warrants;

               (iii) 34,194 New Warrants to Sundial in exchange for 318,000 $15.00 Warrants.

               (iv) 5,376 New Warrants to Sundt in exchange for 50,000 $15.00 Warrants;

               (v) 3,093 New Warrants to Wilhelmsen in exchange for 9,000 $7.50 Warrants; and

               (vi) 108 New Warrants to Wilhelmsen in exchange for 1,000 $15.00 Warrants;

aggregating 443,796 New Warrants. Such New Warrants shall be issued and delivered within 10 calendar days following the later of (i) the date of execution and delivery of this Agreement or (ii) the date on which there has been delivered to NWP Corp. the old Warrants referred to in the first paragraph of this Section 3, duly assigned in blank.

               Each holder of a New Warrant by acceptance thereof agrees that it will not sell or otherwise dispose of any New Warrants or shares of Common Stock acquired upon exercise of any such New Warrants unless such New Warrants or shares have been registered under the Securities Act and, to the extent required, under any applicable state securities laws or pursuant to an applicable exemption from such registration requirements. NWP Corp. may endorse on all New Warrant certificates and share certificates evidencing shares of Common Stock acquired upon exercise of any such New Warrants a legend stating or referring to such transfer restrictions; PROVIDED, that no such legend shall be endorsed on any such New Warrant certificates, or share certificates issued after the termination of the Restricted Period, other than a legend on the New Warrant certificates required by Rule 902(m)(1) under the Securities Act, unless otherwise required by any applicable state securities law. For a period of forty
(40) days from the date of issuance of the New Warrants (the "RESTRICTED PERIOD", the holder shall not engage in any "directed selling efforts" (as defined in Regulation S) in respect of the New Warrants, if any, in or directed toward the United States, or offer, sell or transfer the New Warrants, if any, or any interest therein in the United States or to, or for the account or benefit of, a U.S. person.

        SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANIES. Each of the Companies jointly and severally represents and warrants to Sundial as of the date hereof, as of the date of execution and delivery of this Agreement, and as of the date of execution and delivery of each of the Exhibits hereto to which any of the Companies is a party, as follows:

        (a) Each of the Companies and each Material Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation. Each of the Companies and each Material Subsidiary is duly qualified, licensed (except as otherwise set forth in Schedule 4) and authorized to do business and is in good standing in each jurisdiction in which it owns or leases any property or in which the conduct of its business requires it so to qualify or so to be licensed, except for such jurisdictions where the failure to so qualify or so to be licensed would not have a Material Adverse Effect on the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of any Company or any Material Subsidiary.

        (b) Each of the Companies has all requisite power, authority (corporate or other) and legal right to execute, deliver, enter into and consummate the transactions contemplated by the Transaction Documents. The execution, delivery and performance of the Transaction Documents have been duly authorized by all required corporate and other actions. Each of the Companies has duly executed and delivered the Transaction Documents to which it is a party. The Transaction Documents constitute the legal, valid and binding obligations of the Companies enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally. The shares of Common Stock when issued upon exercise of the New Warrants or any of them or upon conversion of the Exchange Notes or any of them will be duly authorized, validly issued, fully paid and nonassessable. Each of the Companies, their principal officers, and their directors have carefully reviewed, discussed and duly deliberated among each other and with their respective counsel, and investment banker, with respect to, the Transaction Documents and have duly determined that the entering into by the Companies of the Transaction Documents, and the Companies joint and several undertakings to perform the Obligations under the Transaction Documents are in the mutual best interests of each of the Companies and their respective shareholders, and that the agreements of Sundial contained therein are equitable and constitute fair consideration for the undertakings and agreements of the Companies under the Transaction Documents. Such determination has been made by such officers and directors without economic duress or undue influence on the part of Sundial, the Advisor, any Fleming Noteholders or representative or agent thereof or any other party and in full realization of the fact that in all respects such officers and directors have reached such determination of their own free will with due regard for, and in fulfillment of, their fiduciary duties as directors and officers of the Companies, and without compulsion of any sort. In making such determination such officers and directors have, in particular, concluded that the transactions contemplated by the Transaction Documents do not unduly or inappropriately favor one class or group of shareholders or Warrantholders of NWP Corp. or one class or group of creditors of the Companies over another such class or group.

        (c) The authorized capital stock of NWP Corp. consists of (A) 40,000,000 shares of Common Stock, par value $0.01 per share, and (B) 5,000,000 shares of Preferred Stock, par value $0.01 per share. None of the shares of NWP Corp.'s capital stock (i) was subject to preemptive rights when issued or (ii) provide the holders thereof with any preemptive rights with respect to any issuances of capital stock.

        (d) Except as disclosed on SCHEDULE 1 hereof, there are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which

NWP Corp. may become obligated to issue, sell or transfer shares of its capital stock or other securities.

        (e) The execution, delivery and performance by the Companies of the Transaction Documents does not and will not (i) violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of
(A) the certificate of incorporation or by-laws or memorandum or articles of association of any of the Companies or (B) any law, rule, regulation or order of any federal, state, county, municipal or other governmental authority, or any judgment, writ, injunction, decree, award or other action of any court or governmental authority or arbitrator(s), or any agreement, indenture or other instrument applicable to the Companies or any of their assets, including, without limitation, the Fleming Documents and the Hambros Documents, (ii) result in the creation of any Lien upon any of the Companies' properties, assets or revenues, except pursuant to the Transaction Documents, (iii) require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a governmental authority and including, without limitation, any shareholder approval) other than the filing of the Amended Wolverine Mortgages with the offices of the Registrar of Deeds for Gladwin, and Midland Counties, Michigan, respectively, and other than the filing of the Amended Charge with Companies House, Cardiff, Wales, and the consent of the Fleming Noteholders (which consent has been duly given) or (iv) cause anti-dilution clauses of any outstanding securities to become operative or give rise to any preemptive rights, including, without limitation, pursuant to the Fleming Documents.

        (f) There is no action, suit, proceeding, investigation or claim pending or, to the knowledge of the Companies or the Subsidiaries, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of the Transaction Documents or (ii) might adversely affect the right, title or interest of Sundial in any of the Transaction Documents or (iii) might result in a material adverse change in the assets, properties, liabilities, business, affairs, results of operations, or condition (financial or otherwise) of any of the Companies, except as otherwise set forth in Schedule 4 annexed hereto and made a part hereof.

        (g) A true and complete copy, certified to be such by the Companies, of each of the Fleming Documents, the Hambros Documents, the Glass Associates Agreement, the Kuhns Employment Agreement, the Condor Agreement and the REIL Shareholders Agreement as in effect on the date of execution and delivery hereof has heretofore been furnished by the Companies to Sundial or the Advisor.

        SECTION 5. AFFIRMATIVE COVENANTS. So long as any of the Obligations remain unpaid or undischarged (and thereafter, for a period of 3 calendar years from the date the Obligations have been fully discharged, in the case of subsections (f), (j) and (k), so long as Sundial and/or Sundt directly or indirectly together beneficially own not less than 5% of the Common Stock of NWP Corp. as determined for purposes of Section 13(d) of the Securities

Exchange Act of 1934), the Companies, jointly and severally, will, or, will cause each other to, unless Sundial shall otherwise consent in writing:

        (a) COMPLIANCE WITH LAWS, ETC. Subject to the provisions of Section 5(e) below, comply, and cause each of its Material Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, the Securities Act of 1933 and all Environmental Laws, except, in each case, any non-compliance which would not have a Material Adverse Effect.

        (b) PAYMENT OF TAXES, ETC. Pay and discharge, and cause each of its Material Subsidiaries to pay and discharge, before the same shall become delinquent, all taxes, assessments, claims and governmental charges or levies imposed upon it or upon its property, except to the extent that any failure to do so would not have a Material Adverse Effect; PROVIDED, HOWEVER, that neither the Companies nor any of their Material Subsidiaries shall be required to pay or discharge any such tax, assessment, claim or charge that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained.

        (c) MAINTENANCE OF INSURANCE. Maintain, and cause each of its Material Subsidiaries to maintain, appropriate and adequate insurance with responsible and reputable insurance companies or associations to the extent consistent with prudent practices customary in their respective industries in such amounts, covering such risks and with such deductibles, warranties and franchises as is customary in the industries in which the Companies or such Material Subsidiaries operate, a complete list and detailed description of all such insurance, deductibles, warranties, franchises, insurance companies and associations and their ratings (all of which shall be acceptable to Sundial) to be furnished to the Advisor not later than June 15, 1996 together with an opinion of one or more reputable independent insurance brokers (who may be brokers to the Companies) to the effect that such coverages are adequate to cover the risks customarily covered by reputable first class companies in similar industries, such list and opinions to be furnished to the Advisor annually thereafter during the month of May in each year beginning with the year 1997.

        (d) PAYMENT OF WELFARE PLANS. Pay, and cause each of its Subsidiaries to pay, the aggregate annualized cost (including, without limitation, the cost of insurance premiums) with respect to post-retirement benefits under Welfare Plans for which the Borrower and its Subsidiaries are liable.

        (e) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of its Material Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that neither the Companies nor such Material Subsidiary shall be required to preserve any right or franchise (other than the corporate existence of the Companies) when, in the good faith business judgment of the Companies, such preservation or maintenance is neither necessary nor appropriate for the prudent management of the business of the Companies or any Material Subsidiaries, it being further understood that the Companies intend to restructure their overall corporate organization by liquidating and dissolving certain Subsidiaries which are not Material Subsidiaries or allowing the corporate charters of certain Subsidiaries which are not Material Subsidiaries to lapse, and that in connection therewith the Companies shall furnish the Advisor promptly with information concerning such intended action and the reasons therefor.

        (f) VISITATION RIGHTS AND OTHER INFORMATION. At any reasonable time or times during normal business hours and upon reasonable prior notice (not in excess of 3 calendar days) and from time to time, permit Sundial, the Advisor or any of their agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Companies and any of their Subsidiaries, and to discuss the affairs, finances and accounts of the Companies and any of their Subsidiaries with any of their officers, directors or employees and with their independent certified public accountants and forward to Sundial or the Advisor any and all documents, financial and other information required to be furnished to any lender or creditor by or with respect thereto by any of the Companies or their Subsidiaries, including without limitation, such information as is required to be furnished by them to any Fleming Noteholders or their representative or agent thereof under the Fleming Documents or under the Hambros Documents and any and all financial and other information received in respect of REIL, Caton Moor, Dyffryn Brodyn and Four Burrows, and of all notices sent to or received from any of the foregoing, all simultaneously with the furnishing as required of such information or notices by the Companies or their Subsidiaries from others, forthwith upon receipt thereof. No provision of this Subsection 5(m) shall confer upon Sundial the right to require NWP Corp. or any of its Subsidiaries to be audited, whether or not at the expense of NWP Corp. or any such Subsidiary, other than by NWP Corp.'s regular auditors provided such regular auditors are a firm of nationally recognized auditors or are otherwise acceptable to Sundial.

        (g) KEEPING OF BOOKS. Keep, and cause each of its Material Subsidiaries to keep, proper books and records of account as are necessary to prepare consolidated financial statements in accordance with GAAP, in which full and correct entries shall be made of all financial transactions and the assets and business of the Companies and each of its Material Subsidiaries in accordance with GAAP consistently applied (except as shall otherwise be required by the Companies' auditors).

        (h) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause each of its Material Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

        (i) REPORTING REQUIREMENTS. Furnish to Sundial or the Advisor as set forth below:

               (i) To the Advisor, as soon as possible and in any event within twenty four hours after any of the Companies or their Material Subsidiaries obtains notice of the occurrence of each Event of Default and each default, a statement of the chief accounting or chief financial officer of the Company or Companies or the Material Subsidiary affected thereby setting forth details of such Event of Default or default and the action which the Companies and/or such Material Subsidiaries have taken or propose to take with respect thereto;

               (ii) forthwith furnish to the Advisor (A) copies of all regular and periodic financial and/or other reports which the Companies or their Material Subsidiaries may from time to time make available to any of its public or private security holders or note or bond holders and (B) copies of all filings made with the SEC and a list of all filings with the SEC heretofore required to be made and not yet made (whether or not an extension has been granted in respect thereof);

               (iii) to the Advisor promptly and in any event within 15 days after the Companies or any ERISA Affiliate knows or should reasonably know that any ERISA Event has occurred with respect to which the liability or potential liability of the Companies or any of its ERISA Affiliates exceeds or could reasonably be expected to exceed $50,000, a statement of a principal financial officer of the Companies describing such ERISA Event and the action, if any, which the Companies or such ERISA Affiliate proposes to take with respect thereto;

               (iv) to the Advisor promptly and in any event within 10 calendar days after receipt thereof by the Companies or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan where such action would have a Material Adverse Affect;

               (v) to the Advisor with respect to liabilities or potential liabilities of the Companies or any of their ERISA Affiliates of $50,000 or more, promptly and in any event within 10 business days after receipt thereof by the Companies or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Companies or any ERISA Affiliate concerning
(1) the imposition of Withdrawal Liability by a Multiemployer Plan, (2) the reorganization or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (3) the amount of liability incurred, or which may be incurred, by the Companies or any ERISA Affiliate in connection with any event described in clause (1) or (2) above; and

               (vi) forthwith after the Companies or any Material Subsidiary obtain knowledge thereof, furnish to the Advisor such other material business and financial information respecting the condition or operations, financial or otherwise, of the Companies or any of their Material Subsidiaries, and forthwith after request therefor any such other information, whether or not material, that Sundial or the Advisor may from time to time request.

        (j) APPOINTMENT OF DIRECTOR. Upon the request of Sundial, forthwith (and in any event before any board or executive committee meeting, proceeding or action (including, without limitation, action on written consent without a meeting) is taken after receipt of such request (and whether or not theretofore scheduled) following the execution and delivery of this Agreement, appoint or cause to be appointed a person (who shall be reasonably acceptable to a majority of the members of the Board of Directors then holding office excluding for such purpose any member who fails either to accept or reject such appointee) designated by Sundial as a member of the Board of Directors and any executive committee(s) (or equivalent thereof in the case of Persons which do not act through directors as such) of any one or more of the Companies and/or their Material Subsidiaries, each of (i) NWP Corp. and each Material Subsidiary thereof, (ii) NWP Ltd. and each Subsidiary thereof and (iii) Wolverine and each Subsidiary thereof to furnish Sundial notice in advance of each meeting, proceeding or action of the board of directors or any executive committee of each thereof at least equivalent to that furnished to each other director or member, and to furnish, not later than the time at which the same shall be furnished to each other director or member, a complete and detailed agenda of any and all matters to be taken up or considered at any such meeting, proceeding or related action and to furnish Sundial with copies of the minutes or other records of each such meeting, proceeding or action forthwith upon the making or taking thereof, it being understood that the foregoing requirement to furnish notices, agendae, copies of minutes or records shall be independent of the exercise by Sundial of its right to appoint any such director and shall be furnished by the Companies and their Material Subsidiaries forthwith upon their availability via fax, with copies by mail, to Sundial whether or not Sundial exercises its right to appoint such a director, it being further understood that the Companies shall cause all such minutes and details of other board or executive committee actions to be prepared and distributed within twenty-four hours after the making or taking thereof.

        (k) ATTENDANCE OF OBSERVER. Forthwith following the execution and delivery of this Agreement, and in any event before any board executive committee meeting, proceeding or action is taken, and whether or not theretofore scheduled, give not less prior written notice to the Advisor than that given to the members of the board or executive committee of every meeting, proceeding or other action (including, without limitation, action on written consent without a meeting) of the directors or of any executive committee of any of the Companies, it being further understood that the Companies shall have the same obligations concerning notices of meetings or actions, agendae and copies of minutes or records under this Section 5(k) as are set forth above in Section 5(j), and it being further understood that Sundial shall have the unqualified right to appoint an observer (the "OBSERVER") to attend each and every such meeting, proceeding or action, in person, by conference telephone or otherwise, as Sundial may designate, such Observer to be kept fully informed of any and all discussions of actions proposed to be taken thereat and to be provided with copies of any and all documents distributed at, or in preparation for, any such meeting, proceeding or action. The Observer shall not have the right to vote on any matter presented to any Board or any committee thereof. The Companies shall reimburse the Observer for travel and other expenses in connection with such meetings to the same extent that those Companies reimburse directors and committee members.

        (l) PAYMENT OF DEFAULTED INTEREST. On or before the date of execution and delivery hereof, the Company shall have paid or cause to have been paid to Sundial the defaulted interest on the Wolverine Note in the amount of $603.16 and defaulted interest on the NWP Ltd. Note in the amount of $250.00 multiplied times the number of days from and including April 1, 1996 through and including the date of execution and delivery of this Agreement.

        (m) WOLVERINE ASSETS. Wolverine shall not declare or make any dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries so to do) any shares of any class of capital stock of the Companies or any warrants, rights, or options to acquire any such shares, now or hereafter outstanding, or otherwise in any manner or by any means, directly or indirectly, transfer or permit the transfer of any of its assets to NWP Corp. or any Affiliated Person, whether or not in payment for services rendered or goods acquired or allocated overhead, it being understood and agreed that all assets and earnings of Wolverine shall, except to the extent otherwise provided in
Section 7(e), be retained by Wolverine and used exclusively for (i) Wolverine's operating expenses, (ii) the service of Indebtedness in favor of Sundial, and
(iii) the creation of appropriate reserves to fund capital improvements required or anticipated to be required by regulatory authorities or otherwise deemed advisable by the management of Wolverine.

        (n) FORBEARANCE AGREEMENT PROVISIONS PARAMOUNT. It is understood and agreed that the rights of Sundial in respect of NWP Ltd. and its Subsidiaries and Wolverine and its Subsidiaries and the assets and earnings of any thereof under the Transaction Documents are paramount to any provisions of the Condor Agreement, the Kuhns Employment Agreement or the Glass Associates Agreement which may be in conflict with such rights of Sundial and that Sundial by the entering into and performance of this Agreement and the other Transaction Documents in no way consents to any provisions of the Condor Agreement, the Kuhns Employment Agreement or the Glass Associates Agreement which may be in conflict with such rights of Sundial provided however that any commissions payable under the Kuhns Employment Agreement, the Condor Agreement or the Glass Associates Agreement in respect of the sale of certain assets of NWP Corp. and its Subsidiaries may be deducted as an expense of sale from the gross proceeds of any such sale. It is further understood that Sundial has reviewed the Condor Agreement, the Kuhns Employment Agreement, and the Glass Associates Agreement and confirms that no provisions of such Agreements as understood and interpreted by Sundial are in conflict with Sundial's rights.

        (o) OPINIONS OF COUNSEL. Concurrently with the execution and delivery hereof, the Companies shall cause to be furnished to Sundial opinions of English and New York counsel to the Companies addressed to Sundial in form and substance satisfactory to Sundial.

        (p) SUBORDINATION OF CERTAIN INDEBTEDNESS; NO CHARGE FOR SERVICES AND OVERHEAD EXPENSES. So long as any of the Obligations shall be outstanding (i) the repayment of any and all Indebtedness, if any, of NWP Ltd., Wolverine, and their respective Subsidiaries, to NWP Corp. and any of its other Subsidiaries shall be subject and subordinate in all respects to the prior payment and performance in full of all of the Obligations, and (ii) neither NWP Corp. nor any of its other Subsidiaries shall, directly or indirectly, by any means whatsoever make or collect any charge for services rendered or goods delivered or for allocation of overhead or any similar charge to NWP Ltd., Wolverine or their respective Subsidiaries.

        SECTION 6. NEGATIVE COVENANTS. So long as any Obligations of the Companies shall remain unpaid or undischarged -- the Companies, jointly and severally, will not, and will not allow each other to, unless Sundial shall otherwise consent in writing:

        (a) LIENS, ETC. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, other than:

               (i) Permitted Liens;

               (ii) Liens ("EXISTING LIENS") outstanding on the date of execution and delivery hereof listed and described on SCHEDULE 2, and any renewal, extension or replacement (or successive renewals, extensions or replacements) thereof which do not encumber any property of the Companies or their Material Subsidiaries other than (1) the property encumbered by the Lien being renewed, extended or replaced, (2) property acquired by the Companies or their Material Subsidiaries in the ordinary course of business to replace property covered by Existing Liens, and (3) de minimis other property incidental to the property referred to in clauses (1) or (2) above, but excluding in any and all events and at all times any Lien of any nature in any property in which Sundial presently has or is granted or contemplated to be granted a security interest pursuant to this Agreement and to other Transaction Documents whether or not subject or subordinate to the interest of Sundial; and

               (iii) Purchase Money Liens; and

        (b) RESTRICTIONS ON FUNDAMENTAL CHANGES. Except as otherwise provided in the Transaction Documents and the Fleming Documents, without the consent of Sundial, not, and not permit any of its Material Subsidiaries, to:

               (i) merge or consolidate with or into, or

               (ii) convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of the property (whether now owned or hereafter acquired) of any of the Companies and their Material Subsidiaries, except as otherwise provided in or permitted by this Agreement (including, without limitation Section 7 hereof) and the other Transaction Documents,to, or

               (iii) convey, transfer, lease or otherwise dispose of (whether in one transaction or a series of transactions, and whether by or pursuant to merger, consolidation or any other arrangement), any property (whether now owned or hereafter acquired) except as otherwise provided in or permitted by this Agreement (including, without limitation Section 7 hereof) and the Transaction Documents,to, or

               (iv) enter into any partnership, joint venture,, syndicate, pool or other combination with,

any Person.

        (c) TRANSACTIONS WITH AFFILIATES. Enter into, or permit any of its Subsidiaries to enter into, any transaction with an Affiliate of the Companies, even if otherwise permitted under this Agreement, except on terms that are fair and reasonable to the Companies and their Subsidiaries and on terms no less favorable to the Companies or such Subsidiary than the Companies or any such Subsidiary would obtain in a comparable arm's length transaction with a Person not an Affiliate.

        (d) DIVIDENDS, ETC. Declare or make any dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any share of any class of capital stock of the Companies, or purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries so to do) any shares of any class of capital stock of the Companies or any Subsidiary or any warrants, rights or options to acquire any such shares, now or hereafter outstanding; provided, however, that except as otherwise required by the provisions of Section 7 hereof concerning the assets and earnings of Wolverine and NWP Ltd., which provisions shall be in all respects controlling with respect to the subject matter thereof, the foregoing provisions of this subdivision (d) shall not preclude any upstream payments or transfers of assets by any Subsidiary of NWP Corp. to NWP Corp. (i) which have been pledged to the Fleming Noteholders and are required or permitted by the Fleming Documents to be used for the payment of the operating expenses of NWP Corp. and its Subsidiaries or in reduction of Indebtedness to the Fleming Noteholders or
(ii) which are Unencumbered Assets.

        (e) CHANGE IN NATURE OF BUSINESS. Make, or permit any of its Material Subsidiaries to make, any material change in the nature of its business as carried on as of the date of execution and delivery hereof, except as otherwise contemplated by this Agreement, the other Transaction Documents or the Fleming Documents.

        (f) ACCOUNTING CHANGES. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by GAAP and the auditors of the Companies and their Subsidiaries.

        (g) GUARANTEES; ASSUMPTIONS OF INDEBTEDNESS; TRANSFERS OF ASSETS. Guarantee, assume the Indebtedness of, or otherwise become liable in respect of, directly or indirectly, by any means whatsoever, any obligation, absolute, liquidated, or contingent of any other Person, whether or not an Affiliated Person, or assign, hypothecate, pledge or transfer in any manner whatsoever, any of its assets except in the ordinary course of business for fair value or for sales, transfers or other dispositions provided in or permitted by this Agreement, including without limitation Section 7 hereof or permitted by the Kuhns Employment Agreement termination provisions.

        (h) CERTAIN ACTIVITIES BY NWP LTD. In the case of NWP Ltd., conduct any business whatsoever, directly or indirectly, in the United States, its territories or possessions, or join in, or acquiesce in, or consent to any action or inaction whatsoever which would or might lead to a substantive consolidation of its assets and liabilities or the assets and liabilities of any of its Subsidiaries with those of any parent, affiliated or related company in any bankruptcy proceeding in the United States, its territories or possessions.

        (i) NO AMENDMENT OF CERTAIN DOCUMENTS. Except to the extent otherwise provided in the Intercreditor Agreement with respect to approval of "Changes"(as defined in the Intercreditor Agreement), enter into any amendment, supplement or change in or to the Fleming Documents, the Hambros Documents, the REIL Shareholders Agreement, the Kuhns Employment Agreement, the Glass Associates Agreement, the Condor Agreement or any other agreement of any type whatsoever with any existing officer, director, employee or with any Affiliate; provided however, that nothing contained in this subsection 6(i) shall prevent NWP Corp. from exercizing its rights of termination under the Kuhns Employment Agreement, the Glass Associates Agreement or the Condor Agreement, or preclude the Companies from terminating any officer or employee of the Companies or of removing any director of the Company from office subject to the rights of Sundial set forth in subdivision (f) of the definition of Change of Control Event and to the rights of Sundial under subsection 5(j).

        SECTION 7. U.K. WINDFARM COLLATERAL; NWP LTD. SHARES; REIL SHARES; OTHER PERMITTED SALES OF ASSETS; EARNINGS AND CASH FLOW OF WOLVERINE AND NWP LTD.

                (a) It is understood and agreed that the U.K. Windfarm Collateral is subject to a first prior perfected security interest in favor of Hambros Bank pursuant to the Hambros Documents and to no other present security interest. It is further understood that no such security interest can be granted to any Person without the prior written consent of Hambros Bank and that no party to this Agreement shall at any time cause or attempt to cause any such security interest whether subject or subordinate to the interest of Hambros Bank or otherwise to be created except in favor of the Fleming Noteholders, on the one hand, and Sundial, on the other hand, severally, each to the extent of 50%. NWP Corp. and NWP Ltd. shall, if so requested by either of the Fleming Majority Noteholders or Sundial, obtain the consent of Hambros Bank to the grant by NWP Ltd. of such security interests in the U.K. Windfarm Collateral to the Fleming Noteholders and Sundial as aforesaid subject to such terms and conditions as shall be imposed by Hambros Bank with respect thereto and as shall be acceptable to the Fleming Noteholders and Sundial. NWP Corp. and NWP Ltd. shall effect and perfect such grant, subject to such consent of Hambros, forthwith upon the demand of either the Fleming Majority Noteholders or Sundial.

               NWP Corp. and NWP Ltd. will use their best efforts to sell the U.K. Windfarm Collateral not later than November 30, 1996, subject to the joint approval of Sundial and the Fleming Majority Noteholders if the gross proceeds of such sale are individually less than the amounts set forth on Schedule 3 annexed hereto and made a part hereof. The entire Net Proceeds thereof shall be paid in equal parts 50% to the Fleming Noteholders for disposition in accordance with the terms of the Fleming Documents (and the balance thereof, if any, to Sundial, once the obligations to the Fleming Noteholders have been satisfied) and 50% to Sundial to be applied by Sundial FIRST, to any expenses at the time due and owing and unpaid to Sundial or the Advisor pursuant to this Agreement and the Transaction Documents, SECOND, to the payment or prepayment of any amounts due or to become due and unpaid on account of the New NWP Ltd. Note, THIRD, to the payment or prepayment of any accrued and unpaid interest on the Amended Wolverine Note, FOURTH, to the payment or prepayment of any indebtedness on account of any remaining installments of principal of the Amended Wolverine
Note in order of maturity, FIFTH, the balance, if any, to the Fleming Noteholders in satisfaction of any obligations then remaining to be paid to the Fleming Noteholders under or pursuant to the Fleming Documents, and SIXTH, the balance, if any, to NWP Corp.

               (b) It is further understood and agreed that NWP Corp. shall not pledge, charge, hypothecate, sell or otherwise transfer in any manner any of the NWP Ltd. Shares except that such NWP Ltd. Shares shall be pledged or charged to the Fleming Noteholders, on the one hand, and Sundial on the other hand, as equal several pledgees or chargees. It is further understood and agreed that NWP Corp. and NWP Ltd. shall sell the NWP Ltd. Shares not later than November 30, 1996 (unless otherwise approved by Sundial), the gross sales proceeds thereof to be subject to the joint approval of Sundial and the Fleming Majority Noteholders if the gross cash proceeds of such sale are less than the amount set forth on
Schedule 3. The entire Net Proceeds thereof shall be distributed in the same manner as hereinabove provided with respect to the sale of the U.K. Windfarm Collateral, it being understood that no such sale shall in any way affect the Amended Charge of the REIL Charged Shares to Sundial (except to the extent that Sundial may receive funds in reduction or fulfillment of the obligations of NWP Ltd. to Sundial thereunder). On or prior to May 25, 1996 NWP Corp. shall at its own expense grant a perfected charge over the NWP Ltd. Shares in favor of Sundial and the Fleming Noteholders severally, each to the extent of 50%, subject only to (i) the inclusion of such provisions as shall be required by Hambros Bank and be acceptable to Sundial and the Fleming Majority Noteholders and (ii) to the consent of Hambros Bank. Sundial shall hold such charge as additional security for the Obligations and Fleming shall hold such charge in accordance with the terms of the Fleming Documents. All events requiring the prepayment in whole or in part of the New NWP Ltd. Note or the Amended Wolverine Note are herein sometimes referred to as "Note Prepayment Events".

               (c) It is further understood and agreed that the Companies will use their best efforts to effect a sale of the REIL Shares as soon as practicable but in any event not later than December 1, 1996, subject to the approval of Sundial if the gross cash proceeds of such sale are less than the amount set forth on Schedule 3, with respect to the REIL Shares, or in the event of a transacton involving the sale of less than all of the REIL Shares, if the gross cash proceeds of such sale are less on a per share basis than the amount set forth on Schedule 3. The Net Proceeds of sale of the first 250,000 REIL Shares to be sold shall be applied as follows: FIRST, to any expenses at the time due and owing and unpaid to Sundial or the Advisor pursuant to this Agreement and the other Transaction Documents, SECOND, to the payment or prepayment of the New NWP Ltd. Note, THIRD, to the payment or prepayment of the installment of principal or interest due December 1, 1996 under the Amended Wolverine Note and FOURTH either retained by NWP Ltd. as working capital or paid as a dividend or loaned to NWP Corp. The Net Proceeds of the sale of the remaining REIL shares shall be applied in payment or prepayment of all remaining Obligations under the Transaction Documents in the following order: FIRST, to any expenses at the time due and unpaid to Sundial or the Advisor under this Agreement and the other Transaction Documents, SECOND, to the payment or prepayment of any amounts necessary to be paid on account of the New NWPL Note, THIRD, to the payment of any accrued and unpaid interest on the Amended Wolverine Note and, FOURTH, to the payment or prepayment of any remaining Indebtedness on account of installments of principal of the Amended Wolverine
Note in order of maturity.

               (d) The provisions of Section 6(d) to the contrary notwithstanding, and without prejudice to any of the rights and remedies of Sundial following the occurrence of an Event of Default, any and all earnings and cash flow of NWP Ltd. and its Subsidiaries, excluding Net Proceeds from the sale of the U.K. Windfarm Collateral, which Net Proceeds shall be disposed of as hereinabove in Section 7 (a) provided, and except to the extent otherwise provided in the first clause "fourth" of Section 7(c), shall remain in NWP Ltd. and shall not under any circumstances or by any means whatsoever, directly or indirectly be upstreamed to NWP Corp. or transferred by way of loan, dividend or in any other manner to NWP Corp. or any Affiliated Person without the prior written mutual consent of Sundial and the Fleming Majority Noteholders, which consent may be granted or withheld by either of Sundial or the Fleming Majority Noteholders in their sole discretion. NWP Ltd. shall use such earnings and cash flow (i) to pay the operating expenses and liabilities of NWP Ltd. and its Subsidiaries and (ii) the balance the balance to establish a reserve, one half of which shall be used to pay or prepay the Sundial Obligations and the other one half of which should be used to pay or prepay the obligations to the Fleming Noteholders under the Fleming Documents. Notwithstanding the provisions of
Section 8 of the Amended Charge, NWP Ltd. shall be allowed to withdraw from the trust account referred to therein amounts required to meet the operating expenses of NWP Ltd. and its Subsidiaries (i) in the event, cash or cash equivalents are not available to NWP Ltd. or such Subsidiaries from other sources to meet such expenses and (ii) to the extent such amounts on deposit in said trust account represent ordinary dividends paid in respect of REIL shares owned by NWP Ltd. and do not exceed the amounts permitted to be paid in accordance with the policy presently enunciated in Section 3(a) of the REIL Shareholders Agreement; provided, however, that any such amounts withdrawn from such trust account are redeposited in the trust account whenever and to the extent that cash and cash equivalents available to NWP Ltd. directly or through its Subsidiaries exceed an amount necessary to pay the succeeding 30 days operating expenses of NWP Ltd. and its Subsidiaries. As used in this subsection
(d), the term "Subsidiaries" shall exclude REIL.

               (e) The provisions of Section 6(d) and 5(m) to the contrary notwithstanding, and without prejudice to the rights and remedies of Sundial following the occurrence of an Event of Default, until all of the Obligations shall have been discharged in full, any and all earnings and cash flow of Wolverine shall be dealt with and applied in the following manner:

                             (i) earnings and cash flow of Wolverine shall be
               retained in Wolverine to ensure that Wolverine maintains a current ratio of 1.5 to 1. For the purposes of this Agreement current ratio shall mean that current cash and receivables (excluding the reserves hereinafter mentioned), shall be not less than 1.5 times current liabilities (excluding: accrued interest on Wolverine's Fourteen Year Variable Rates Subordinated Debentures dated as of October 30, 1987, due October 31, 2000; budgeted payables from the reserves hereinafter mentioned; and any amounts due within one year from the date of execution and delivery hereof for principal and interest on the Amended Wolverine Note);

                             (ii) earnings and cash flow of Wolverine shall be
               retained for the purpose of establishing a reserve fund in the amount of $50,000 to pay the expenses of conducting an arbitration with Consumers Power Company in respect of the resetting of rates under the agreement between Wolverine and Consumers Power Company; and

                             (iii) earnings and cash flow shall be used to
               establish a reserve fund in the amount of $216,000 to pay for maintenance, repairs and capital improvements to Wolverine's hydroelectric plant and facilities to be made during calendar year 1996.

After Wolverine has made provision for the payment of the amounts set forth in subdivisions (i), (ii) and (iii) above, Wolverine shall, to the extent permitted by law, be allowed to upstream to NWP Corp. earnings and cash flow in excess of such amounts through and including but not following November 30, 1996. On or after December 1, 1996 all earnings and cash flow of Wolverine shall be retained in Wolverine to be applied towards the payment of the Wolverine's operating expenses, the payment of Indebtedness due Sundial and the establishment of reserves for deferred maintenance, repairs and capital improvements necessary or advisable in the good faith business judgment of Wolverine and as may be required by regulatory authorities having jurisdiction thereover to Wolverine's hydroelectric plant and facilities on a worst case basis. For purposes of this Agreement, "worst case basis" shall assume, in the event the matter has not been finally settled with such regulatory authorities, the maximum amount which the Company determines in good faith to be required to meet such maintenance, repairs and capital improvement obligations, assuming the final decision of the regulatory authorities were least favorable to Wolverine.

               (f) The agreements and undertakings of each of the Companies under this Agreement, including, without limitation, this Section 7, and under each of the other Transaction Documents, shall be the joint and several obligations of all of the Companies.

        SECTION 8. NOTE EXCHANGE OPTION. (a) Each holder of the New NWP Ltd. Note and the Amended Wolverine Note (together the "NOTES") shall have the right at any time to exchange (the "EXCHANGE OPTION") the whole or any part of its Notes for new unsecured 8% Convertible Subordinated Notes Due July 31, 2000 of NWP Corp. (the "EXCHANGE NOTES") in the form of EXHIBIT I attached hereto and made a part hereof; PROVIDED, HOWEVER, in the case of a holder that is not a U.S. person no such holder may exchange any portion of the Notes as would cause such holder to be treated as a "10% shareholder" for purposes of ss.871(h)(3) of the Code. This limitation shall not apply to any holder that is exempt from U.S. withholding tax on payments of interest under the terms of an income tax treaty.

               (b) Each holder of the Notes may exercise the Exchange Option by tendering those Notes which such holder desires to exchange, during normal business hours on any Business Day, to NWP Corp. at its offices designated pursuant to Section 26 hereof, together with a notice to NWP Corp. stating that such holder is exercising its Exchange Option. Thereupon NWP Corp. shall immediately issue Exchange Notes to the exchanging holder in the principal amount equal to the outstanding principal amount of the Notes so exchanged plus any accrued and unpaid interest thereon and a new Note in the same form as the Note being exchanged but in the principal amount equal to the outstanding principal amount of the Notes not being exchanged. Upon the issuance and delivery of the Exchange Notes to Sundial or its nominees, such Exchange Notes shall not be entitled to the benefit of any of the Collateral. To the extent that the exchange of Exchange Note for Notes results in any intercompany payable to NWP Corp.or any Subsidiary, such payable shall be subject and subordinate in all respects to any and all remaining Indebtedness of the Companies to Sundial, such subordination to be in form and substance satisfactory to Sundial in its sole and absolute discretion.

               (c) The Exchange Notes and the holders thereof shall be subject to and be entitled to the benefits of the following:

               (i) The Exchange Notes shall be subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. The Notes (other than such of the Notes as shall have been exchanged for Exchange Notes) shall continue to be considered Senior Indebtedness as defined in Section 17 hereof; otherwise the Exchange Notes and that portion of the Notes not exchanged for Exchange Notes shall rank PARRI PASSU with one another.

               (ii) Subject to the provisions of Section 8(c)(v) hereof, the holders of the Exchange Notes shall have the right, at any time, to convert the unpaid principal amount of each Exchange Note or any portion thereof and any accrued and unpaid interest on such Exchange Note into shares of Common Stock pursuant to this Section 8(c)(ii) at the "Exchange Note Conversion Price" (defined below).

               The Exchange Note Conversion Price shall be calculated as follows:

                             (A) on or before July 31, 1996, 75% of the Exchange
               Note Market Price; and thereafter

                             (B) until December 31, 1996, 70% of the Exchange
               Note Market Price; and thereafter

                             (C) until the payment in full of the Exchange
               Notes, 65% of the Exchange Note Market Price.

        Notwithstanding anything contained herein to the contrary, the Exchange Note Conversion Price shall not, at any time, be less than $0.75 (the "MINIMUM CONVERSION PRICE") nor greater than $3.25 (the "MAXIMUM CONVERSION PRICE"). The Minimum Conversion Price and the Maximum Conversion Price are subject to adjustment in the same manner as the "Conversion Price" referred to in the Fleming Purchase Agreement is subject to adjustment (except to the extent the context shall otherwise require) as provided in Section 6 thereof, the provisions of which are incorporated herein by reference and made a part hereof.

                             For the purpose of any computation under this
               Section 8(c)(ii), the "Exchange Note Market Price" on any date shall be deemed to be the average of the daily closing prices of the common stock of NWP Corp. for the five (5) consecutive trading days prior to the day as of which the "Exchange Note Market Price" is being determined. The closing price for each day shall be the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the NWP Corp.'s common stock is listed or admitted to trading, or if the NWP Corp.'s common stock is listed or admitted to trading, or if the NWP Corp.'s common stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market or a comparable quotation system. If the closing price cannot be so determined, then the Exchange Note Market Price shall be determined:

                                            (x) by the written agreement of NWP
                             Corp. and the holders of Exchange Notes
                             representing a majority of the shares of Common Stock then obtainable from the conversion of outstanding Exchange Notes issued pursuant to this Agreement (and no other such Exchange Notes) , or

                                            (y) in the event that no such
                             agreement is reached within twenty (20) calendar days after the event giving rise to the need to determine the Exchange Note Market Price, by the agreement of two arbitrators, one of whom shall be selected by the NWP Corp. and the other of whom shall be selected by such majority holders, or

                                            (z) if the two arbitrators so
                             selected fail to agree within a further twenty (20) day period, by a third arbitrator selected by the mutual agreement of the other two (with all costs and expenses of any arbitrators to be paid by the NWP Corp.).

                                            NWPC Corp. shall cooperate, and
                             shall provide all necessary information and assistance, to permit any determination under the preceding clauses (x), (y) or (z).

The Exchange Notes may, at the option of the holder, be converted into shares of Common Stock in accordance with the following formula:

        No. of  Shares of Common Stock to be issued per $1,000.00
        principal amount of Exchange Note  -   [(0.08)(N/365) ($1,000)] + $1,000
                                               ---------------------------------
                                                  Exchange Note Conversion Price

wherein "N" equals the number of days elapsed following the later of (x) the last interest payment on the Exchange Note being converted or (y) the issuance of the Exchange Note being converted.

               (iii) No holder of the Exchange Notes shall convert such Exchange Notes into shares of Common Stock ,or sell, transfer or otherwise dispose of any shares of Common Stock that it receives from the conversion of the Exchange Notes, until such time as NWP Corp. shall have registered (in accordance with Section 8(d) of this Agreement) pursuant to and in accordance with the Securities Act and set aside for the conversion of the and Exchange Notes, such number of shares of its Common Stock as shall equal the registered number of shares of Common Stock ("REGISTERED NUMBER") into which the holders of all of the Exchange Notes (whether acquired pursuant to this Agreement or otherwise) may convert such Exchange Notes into shares of Common Stock.

               (d) NWP Corp. hereby agrees that it shall, as soon as practicable after the date hereof but in no event later than September 30, 1996 register such number of shares of its Common Stock on (i) Form S-1 or any similar long-form registration or (ii) Form S-2 or S-3 or any similar short-form registration if NWP Corp. qualifies to use such short-form, as will equal the Registered Number of shares of Common Stock into which Sundial may convert any

Exchange Notes which it may have acquired into Common Stock. In respect of such registration obligation of NWP Corp., the provisions of Articles 3, 4, 6 and 9 of the Registration Rights Agreement (which NWP Corp. and Sundial hereby agree to execute and deliver concurrently with the execution and delivery of this Agreement) are hereby incorporated by reference, MUTATIS MUTANDIS, as if set forth herein.

               SECTION 9. PREPAYMENT OF EXCHANGE NOTES; RESTRICTIONS ON TRANSFER. (a) At any time after July 31, 1998, NWP Corp. may, at its option, prepay all (but not less than all) of the principal amount of the Exchange Notes then outstanding at a price equal to 100% of the principal amount of the Exchange Notes to be paid plus all accrued and unpaid interest thereon to the date of such prepayment if (and only if) there has been a Prepayment Level of Public Trading. A "Prepayment Level of Public Trading" shall exist if (i) on the date of a notice of prepayment given under Section 9(b) hereof the Common Stock
(A) is listed or admitted to trading on a national securities exchange or is traded on the NASDAQ Stock Market and (B) is subject to an effective registration statement filed with the commission under Section 12 of the Securities Exchange Act and (ii) for the thirty (30) trading days immediately preceding the date of such notice of prepayment (A) the average closing price of shares of Common Stock on such national securities exchange or the NASDAQ Stock Market equals or exceeds $7.00 per share, (B) the actual number of shares of Common Stock traded on each such date equals or exceeds 1,000 and (C) the average number of shares of Common Stock traded on each such date equals or exceeds 20,000.

               (b) The right of NWP Corp. to prepay Exchange Notes pursuant to
Section 9(a) shall be conditioned upon its giving notice of prepayment, signed by its President and Chief Financial Officer, to the holders of Exchange Notes not less than forty-five (45) days and not more than sixty (60) days prior to the date upon which the prepayment is to be made specifying (i) the facts supporting the existence of a Prepayment Level of Public Trading, as required under Section 9(a) hereof, (ii) the registered holder of each Exchange Note to be prepaid, (iii) the aggregate principal amount being prepaid, (iv) the date of such prepayment and (v) the accrued and unpaid interest (to but not including the date upon which the prepayment is to be made). Notice of prepayment under this Section 9(b) having been so given, the aggregate principal amount of the Exchange Notes so specified in such notice and all accrued and unpaid interest thereon, shall become due and payable on the specified prepayment date provided however, that no such notice shall affect the right of the holder of any Exchange Note to convert such Exchange Note into shares of Common Stock prior to the prepayment date specified in such notice.

               (c) Each holder of an Exchange Note by acceptance thereof agrees that it will not sell or otherwise dispose of any Exchange Note or shares of Common Stock acquired upon conversion of the Exchange Note unless such Exchange Notes or shares of Common Stock have been registered under the Securities Act and, to the extent required, under any applicable state securities laws, or pursuant to an applicable exemption from such registration requirements. NWP Corp. may endorse on all Exchange Notes, and certificates representing such shares of Common Stock a legend stating or referring to such transfer restrictions.

               SECTION 10.  SUBORDINATION OF EXCHANGE NOTES.

               Pursuant to the Transaction Documents, NWP Corp. has granted to Sundial a security interest in the Collateral. All provisions of this Section 10 are subject to the rights of Sundial under the Transaction Documents, it being understood that in the event exchange of the Notes for Exchange Notes, the Collateral and rights of Sundial under the Transaction Documents shall inure to the benefit of Sundial in respect only of the Notes not exchanged for Exchange Notes. Upon the occurrence and during the continuance of an Event of Default under the Transaction Documents, Sundial may take certain actions with respect to the Collateral, including selling the Collateral and applying the proceeds thereof to the obligations of Sundial. To the extent the Obligations are secured by the Collateral, such of the Notes not exchanged for Exchange Notes shall be treated the same as Senior Indebtedness for all purposes and shall not be subordinated to any other Indebtedness of the Companies or their Subsidiaries. The Exchange Notes shall to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness. Each holder of an Exchange Note, whether upon original issue or upon transfer or assignment thereof, by its acceptance thereof agrees that the Exchange Notes shall be subject to the provisions contained in Section 10 through and including 17 of this Agreement. The subordination provisions of
Section 10 through and including 17 of this Agreement shall be for the benefit of any present or future holders of the Senior Indebtedness and may be enforced directly by such holders.

               SECTION 11. LIQUIDATION; DISSOLUTION; BANKRUPTCY. (a) Upon any payment or distribution of assets of NWP Corp. (whether in cash, property or securities) to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of NWP Corp. whether voluntary or involuntary or in bankruptcy, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets or similar proceeding relating to NWP Corp. or its property, all amounts due or to become due upon all Senior Indebtedness then outstanding shall first be paid in full before the holders of the Exchange Notes shall be entitled to receive any assets so paid or distributed in respect thereof (but without restricting the conversion rights of the holders of Exchange Notes under Section 8 hereof); provided, that with respect to any of the foregoing, the holders of Exchange Notes may receive (and shall be entitled to retain) securities which are subordinate to (at least to the extent that the Exchange Notes are subordinate to Senior Indebtedness pursuant to the terms hereof) the payment of all Senior Indebtedness then outstanding. Upon any such dissolution or winding-up or liquidation, reorganization or other proceeding, any payment or distribution of assets of NWP Corp. of any kind or character, whether in cash, property or securities, to which the holders of the Exchange Notes would be entitled, except for these provisions, shall be paid by NWP Corp. or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness which was then outstanding to the extent necessary to pay all such Senior Indebtedness which was then outstanding in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Exchange Notes (but subject to the proviso to the preceding sentence).

               (b) Each holder of Exchange Notes by its acceptance hereof (x) irrevocably authorizes and empowers (but without imposing any obligation on) each holder of any Senior Indebtedness at the time outstanding, under (and only under) the circumstances set forth in Section 11(a) hereof, if the holder of Exchange Notes shall fail to do so prior to twenty (20) calendar days before the expiration of the time to do so, to file and prove all claims of such holder for its ratable share of payments or distributions in respect of the Exchange Notes which are required to be paid or delivered to the holders of Senior Indebtedness as provided in Section 11(a) hereof, in the name of each such holder of the Exchange Notes or otherwise, as such holder of Senior Indebtedness may determine to be necessary or appropriate for enforcement of the provisions of Section 11(a) hereof, and the holder of Exchange Notes may amend any such claims regarding the Exchange Notes before or after such twentieth (20th) day (but not in a manner inconsistent with the rights of holders of Senior Indebtedness under this Section 11) other than this Section 11(b) whether such claims are filed by such holder of Exchange Notes or are filed, pursuant to this Section 11, by any holder of Exchange Notes or are filed, pursuant to this Section 11, by any holder of Senior Indebtedness, and (y) under (and only under) the circumstances set forth in this Section 11, agrees to execute and deliver to each holder of Senior Indebtedness all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action, as may be reasonably requested by such holder in order to enable such holder to enforce all claims upon or in respect of such Exchange Noteholder's ratable share of payments or distributions in respect of the Exchange Notes. Nothing in this Section 11, or any other provisions hereof, shall give or be construed to give the holder of any Senior Indebtedness any right to vote any Exchange Note, or any related claim, or any portion of such Exchange Note or such claim, or to exercise any approval rights, either in connection with any resolution, arrangement, plan of reorganization, compromise, settlement, election of trustees or otherwise. Holders of Senior Indebtedness shall not create any liability to any person on the part of any holders of Exchange Notes in connection with the exercise of any rights granted under this Section 11(b).

               SECTION 12. DEFAULT ON SENIOR INDEBTEDNESS. (a) Upon the maturity of any Senior Indebtedness (or portion thereof) by lapse of time, acceleration or otherwise, all amounts due or to become due in connection therewith shall first be paid in full before any payment (other than pursuant to Section 8 hereof) is made by NWP Corp. or any person acting on behalf of NWP Corp. on account of any Exchange Note.

               (b) No direct or indirect payment (other than pursuant to Section 8 hereof) by or on behalf of NWP Corp. of principal of, premium, if any, or interest on the Exchange Notes shall be made if (i) at the time of such payment, there exists a default in the payment (a "PAYMENT DEFAULT") of all or a portion of principal of, premium, if any, or interest on any Senior Indebtedness whether at maturity, at a date fixed for prepayment or on acceleration, (ii) in the case of a Payment Default involving a failure to pay interest, the holders of the Senior Indebtedness, or any agent or trustee acting on behalf of such holders, shall have given written notice thereof to NWP Corp. and the holders of the Exchange Notes, and (iii) such default shall not have been cured or waived in writing by or on behalf of the holders of the Senior Indebtedness; PROVIDED, HOWEVER, that if such Payment Default involves a failure to pay interest on Senior Indebtedness and if the holders of the Senior Indebtedness, or any agent or trustee acting on behalf of such holders, have not declared such Senior Indebtedness to be immediately due and payable on or before the date which is ninety (90) days after the date of such Payment Default, then NWP Corp. shall resume making required payments in respect of the Exchange Notes (including any missed payments); PROVIDED, FURTHER, that payments with respect to the Exchange Notes shall not be restricted under this Section 12(b) for more than two hundred seventy (270) consecutive days in any three hundred sixty-five (365) day period other than as a result of a Payment Default involving a failure to pay principal on Senior Indebtedness.

               SECTION 13. PAYMENTS IN VIOLATION. In the event that any money, property or securities is received by a holder of Exchange Notes in violation of Sections 10 through and including 17 hereof, the holder thereof shall hold the same in trust for the benefit of, and shall deliver the same in kind to, the holders of Senior Indebtedness to be applied to the payment of Senior Indebtedness to the extent necessary to pay any Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution or provisions therefor to or for the holders of the Senior Indebtedness.

               SECTION 14. NO PREJUDICE OR IMPAIRMENT. (a) No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired (i) by any act or failure to act on the part of NWP Corp., including without limitation any merger or consolidation of NWP Corp. into or with any other person, or any sale, lease or transfer of any or all of the assets of NWP Corp. to any other person, (ii) by any act (in good faith) or failure (in good faith) to act by any such holder of Senior Indebtedness, including without limitation the failure by such holder to perfect a security interest in any security or guaranty for the payment of Senior Indebtedness or (iii) by any noncompliance by NWP Corp. with the terms and provisions of any Exchange Note regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the subordination hereunder, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holders of the Notes. The absence of any notice to or knowledge by, any holder of Senior Indebtedness of the existence or occurrence of any of the matters or events set forth in this paragraph (a) shall not impair or otherwise affect the rights of the holders of Senior Indebtedness against holders of Exchange Notes under the subordination provisions of Section 10 hereof.

               (b) The provisions of this Section 14 shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by the holders of such Senior Indebtedness upon the occurrence of any event described in Section 11 hereof, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, NWP Corp. or any substantial part of its property, or otherwise, all as though such payment had not been made.

               (c) Without limiting Sections 15 and 16 hereof, the holders of the Senior Indebtedness shall have no obligation to preserve the rights of holders of the Exchange Notes against any prior parties or to marshall any of the assets or properties of NWP Corp. for the benefit of any person.

               SECTION 15. SUBROGATION. After all Senior Indebtedness is paid indefeasibly in full and until the Exchange Notes are indefeasibly paid in full, the holders of the Exchange Notes shall be subrogated to the rights of holders of the Senior Indebtedness to receive payments or distributions applicable to the Senior Indebtedness. For the purpose of such subrogation, (a) no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Exchange Notes would be entitled except for the provisions of this Section 15, and no payment over pursuant to the provisions of this Section 15 to the holders of the Senior Indebtedness by the holders of Exchange Notes, as between NWP Corp., its creditors other than the holders of the Senior Indebtedness, and the holders of Exchange Notes, shall be deemed to be a payment by NWP Corp. to or on account of the Senior Indebtedness, and (b) no payment or distributions of cash, property or securities to or for the benefit of the holders of the Exchange Notes pursuant to the subrogation provisions of this Section 15, which would otherwise have been paid to the holders of the Senior Indebtedness, shall be deemed to be a payment by NWP Corp. on or for the account of the Exchange Notes. It is understood that, in each case, the provisions of this Section 15 are and are intended solely for the purpose of defining the relative rights of the holders of the Exchange Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

               SECTION 16. RELATIVE RIGHTS; OBLIGATIONS UNAFFECTED. This Section 16 defines certain of the relative rights of the holders of the Exchange Notes and the holders of Senior Indebtedness. Nothing contained in this Section 16 is intended to or shall impair as among NWP Corp., its creditors other than the holders of Senior Indebtedness, and the holders of the Exchange Notes, the obligation of NWP Corp., which shall be absolute and unconditional, to pay to the holders of the Exchange Notes the principal of, premium, if any, and interest on the Exchange Notes, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Exchange Notes and creditors of NWP Corp. other than the holders of Senior Indebtedness. Nothing herein shall prevent any holder of the Exchange Notes from exercising any remedies otherwise permitted by applicable law upon the occurrence of an Event of Default, subject to the rights, if any, of the holders of Senior Indebtedness under the provisions thereof, and nothing herein shall prevent the conversion of the Exchange Notes (or any part thereof) in accordance with the terms of this Agreement.

               SECTION 17. DEFINITION OF SENIOR INDEBTEDNESS. The term "SENIOR INDEBTEDNESS" shall mean the principal of, premium, if any, and interest (including any interest accruing subsequent to an event specified in Section 19(e) at the rate specified by the terms of the applicable Senior Indebtedness) on Indebtedness of NWP Corp. and the other Companies for borrowed money, and other Indebtedness of NWP Corp. and the other Companies, in each case declared to be "Senior Indebtedness" by the Board of Directors of NWP Corp. and the other Companies, and any renewals, modifications, refundings or extensions of any such Indebtedness, unless under the provisions of the instrument creating or evidencing any such Indebtedness, or pursuant to which the same is outstanding, it is provided that such Indebtedness is subordinate in right of payment to any other Indebtedness of NWP Corp. and the other Companies (including, without limitation, the Notes); provided that Senior Indebtedness shall not include (i) any obligations under any provision of any agreement or instrument regarding such Senior Indebtedness in respect of any fees, premiums, penalties or charges which are the equivalent of, or in lieu of, an equity interest in or equity-related kicker with respect to NWP Corp. and the other Companies, (ii) any Indebtedness owing to any Subsidiary or to any other Affiliate (of NWP Corp. and the other Companies or of any Subsidiary), (iii) any obligation, to any Person, of any Affiliate of NWP Corp. or of any Subsidiary (other than an obligation of NWP Corp. or of a Subsidiary), which obligation is assumed or guaranteed by NWP Corp. or any Subsidiary or (iv) Indebtedness incurred in violation of any limitation on Indebtedness provided in the Transaction Documents or the Fleming Documents.

               Senior Indebtedness shall include, without limitation, all Obligations of the Companies under the Transaction Documents and the boards of directors of the Companies shall have taken appropriate action pursuant to this
Section 17 on or before the date of execution and delivery of this Agreement to ensure that such Obligations are duly and properly declared to be and constitute in all respects Senior Indebtedness.

               SECTION 18. REIMBURSEMENT OF EXPENSES. The Companies jointly and severally shall pay to the Advisor and to Sundial an amount equal to the amount of all costs and expenses, (including without limitation, the outstanding invoices listed in the statement of the Advisor to NWP Corp. dated 26 March, 1996 in the amount of $29,886.05, which shall be paid to the Advisor on or before September 1, 1996) legal, advisory and travel fees and disbursements, in connection with the preparation, execution, delivery, recording, filing, performance, the obtaining by Sundial of advice prior to or following the foregoing or in connection with any defaults or prospective defaults under documentation superseded by this Agreement and the Transaction Documents, or otherwise in any way relating to such superseded documents, this Agreement or the other Transaction Documents, whether or not the transactions contemplated hereby or thereby are consummated, or the administration and enforcement or exercise of any right or remedy granted to the Advisor or Sundial hereunder or thereunder. The foregoing indemnity agreement includes any costs incurred by the Advisor in connection with any action or proceeding which may be instituted in respect of the foregoing by the Advisor or Sundial, or by any other person either against the Advisor or in connection with which any officer, agent or employee of the Advisor or Sundial is called as a witness or deponent, including, but not limited to, the fees and disbursements of Gilmartin, Poster & Shafto, and any out-of-pocket costs incurred by the Advisor or Sundial in appearing as a witness or in otherwise complying with legal process served upon it. All the payments required to be made to Advisor or Sundial hereunder shall bear interest at the rate of 10% per annum, compounded quarterly, from the date of billing to the date of payment thereof.

               If the Companies shall fail to do any act or thing which they have covenanted to do hereby or any representation or warranty of the Companies shall be breached, the Advisor or Sundial may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the obligations of the Companies, the cost or expense incurred by the Advisor or Sundial in so doing, and any and all amounts expended by the Advisor or Sundial in taking such actions shall be repayable to it upon its demand therefor and shall bear interest at 10% per annum compounded quarterly from the date advanced to the date of repayment.

               The Companies' obligations contained in this Section 18 shall survive the expiration or earlier termination of this Agreement.

               SECTION 19. EVENT OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

               (a) The Companies shall fail to pay the principal of or interest on either of the Notes, when the same become due and payable in accordance with their terms or the requirements of this Agreement and the other Transaction Documents; the Notes or any other payment under this Agreement or the other Transaction Documents when the same becomes due and payable; or

               (b) Any representation or warranty made by the Companies herein or in any of the other Transaction Documents or by any of their officers under or in connection with this Agreement or the Transaction Documents shall prove to have been incorrect in any material respect when made; or

               (c) Any of the Companies or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in this Agreement or the Transaction Documents on its part to be performed or observed in any material respect; or

               (d) The Companies or any of their Material Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness which is outstanding, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment, including, without limitation, a prepayment required in connection with the sale of the sole asset or all assets securing such Indebtedness), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; PROVIDED, HOWEVER, that if there is acceleration or an event permitting acceleration of any Indebtedness which is included under this clause (d) solely because of a guarantee by the Companies or one of their Material Subsidiaries, an Event of Default will not exist under this clause (d) so long as the Companies or such Material Subsidiary, as the case may be, fully performs its obligations in a timely manner under such guarantee; or

               (e) The Companies or any of their Material Subsidiaries shall generally not pay their debts as such debts become due, or shall admit in writing their inability to pay their debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Companies or any of their Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Companies or any of their Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

               (f) Any judgment or order for the payment of money shall be rendered against the Companies or any of their Material Subsidiaries and other
(i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

               (g)  A Change of Control Event shall occur; or

               (h)  Any ERISA Event shall have occurred with respect to a Plan;
                    or

               (i) The Companies or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plans; or

               (j) The Companies or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Companies and their ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of such Multiemployer Plans immediately preceding the plan year in which the reorganization or termination occurs;

then, and in any such event, Sundial (i) may, by notice to the Companies, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Transaction Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand protest or further notice of any kind, all of which are hereby expressly waived by the Companies; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Companies or any Subsidiary under the Federal Bankruptcy Code, or the equivalent law of any jurisdiction, including the law of England and Wales, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Companies.

               SECTION 20. NO IMPAIRMENT. No delay or omission on Sundial's part in exercising any right, power, privilege or remedy in respect of the Agreement or the Transaction Documents shall impair such right, power, privilege or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. The rights, powers, privileges and remedies herein provided are cumulative and not exclusive of any rights, powers, privileges or remedies provided by law.

               SECTION 21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All covenants, agreements, representations and warranties made herein or in the Transaction documents or in any certificates, affidavits, agreements, documents or other writings, delivered pursuant hereto or thereto shall survive the execution and delivery hereof and thereof, and shall continue in full force and effect until the payment in full of the Obligations or conversion of all of the Notes regardless of the release of part or all of the Collateral.

               SECTION 22. INDEMNIFICATION BY THE COMPANIES. Each of the Companies hereby jointly and severally indemnifies and holds harmless the Advisor and Sundial (to the fullest extent permitted by applicable law) from and against, and agrees that the Advisor and Sundial shall have no liability or obligation arising out of, any and all claims, demands, losses, judgments, liabilities, penalties and expenses (including reasonable attorneys' fees) of any nature whatsoever, arising out of or related to this Agreement or the Transaction Documents, including with respect to the Collateral any such claims (i) asserted before the taking of actual possession of relevant Collateral by Sundial pursuant to this Agreement and the Transaction Documents,
(ii) arising out of any act of, or omission to act on the part of, any party prior to such taking of actual possession or control by Sundial (whether asserted before or after such taking of possession or control), or (iii) arising out of any act on the part of the Companies, its agents or Affiliates before or after the commencement of such actual possession or control by Sundial.

               All indemnities contained in this Section 22 shall survive the expiration or earlier termination of the Transaction Documents.

               SECTION 23. FAILURE TO ACT NOT A WAIVER. Neither any failure to exercise nor any delay on the part of Sundial in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

               SECTION 24. INDEBTEDNESS; COLLATERAL. Each of the Companies covenants that from the date of the execution and delivery of this Agreement and thereafter so long as any of the Transaction Documents are outstanding, it will not, directly or indirectly, without the express prior written consent of Sundial, (a) create, incur, assume, guarantee or otherwise become or remain liable with respect to any Indebtedness, (b) enter into any agreement, amendment or modification with respect to any existing Indebtedness including, without limitation, Indebtedness to the Fleming Noteholders (except as contemplated by Section 6(i)) or (c) take any action which may adversely affect in any material respect the Collateral.

               SECTION 25. MISCELLANEOUS. The Transaction Documents may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be original but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any counterpart. From time to time, at its expense, duly execute and deliver to Sundial such further documents and assurances as Sundial may request in order to effectuate the purposes of this Agreement and the other Transaction Documents or obtain the full benefit of any thereof.

               SECTION 26. NOTICES. Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto):

               The New World Power Company Ltd.
               c/o The New World Power Corporation
               The Farmhouse
               558 Lime Rock Road
               Lime Rock, CT  06039
               Fax: (203) 435-0505

                    with a copy to:

                    The New World Power Company Ltd.
                    Tavistock House
                    34/36 Bromham Road
                    Bedford MK 40 ZQD
                    England
                    Attention: Mr. Chuan Zhang

                    and:

                    Olshan Grundman Frome & Rosenzweig, LLP
                    505 Park Avenue
                    New York, New York 10022
                    Telephone  (212) 755-1467
                    Attention:  Thomas J. Fleming, Esq.

                    and:

                    Finers
                    Solicitors
                    179 Great Portland Street
                    London W1N 6L3
                    England
                    Attn:  John D'Ardenne, Esq.
                    Fax: 011 44 171 323 4000
                    or: 011 44 171 580 7069


               The Sundial International Fund Ltd.
               c/o Coutts & Co. (Bahamas) Ltd.
               P.O. Box N7788
               Nassau, Bahamas
               Attention: Mr. James Graham
               Secretary and Registrar
               Fax: (809) 326-6709
                    with a copy to:

                    Sundt & Co. Ltd.
                    11 St. James's Square
                    London SW1Y 4LB
                    England
                    Attention: Jens Wilhelmsen
                    Fax: 011 44 171 930 1784

                    and

                    Gilmartin, Poster & Shafto
                    One William Street
                    New York, New York 10004 USA
                    Attention:  Donald B. Shafto, Esq.
                    Fax: (212) 482-0848
                         (212) 425-3130


               SECTION 27. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               SECTION 28. MODIFICATION. No modification, amendment or waiver of any provision of the Transaction Documents, and no consent to any departure by the Companies therefrom, shall in any event be effective unless the same shall be in writing and signed by Sundial, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Companies in any case shall entitle the Companies to any other further notice or demand in the same, similar or other circumstances.

               SECTION 29. SEVERABILITY. In the case of any one or more of the provisions contained in the Transaction Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. To the extent permitted by applicable law, the parties hereby waive any provision of law which may render any provision hereof invalid, illegal or unenforceable in any respect.

               SECTION 30. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

               SECTION 31. HEADINGS. The headings and captions of this Agreement and the Transaction Documents are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

               SECTION 32. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE COMPANIES HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO THE ELECTION OF SUNDIAL, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY BE LITIGATED IN SUCH COURTS. EACH OF THE COMPANIES ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT AND THE SUBJECT MATTER HEREOF. EACH OF THE COMPANIES HEREBY AGREES THAT SERVICE UPON IT BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, SHALL CONSTITUTE SUFFICIENT NOTICE AND SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS OR OBTAIN OR ENFORCE JUDGMENTS AGAINST THE PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

               SECTION 33. WAIVER OF JURY TRIAL. THE COMPANIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. THE COMPANIES ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUNDIAL. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATES TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS
OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS

AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

               SECTION 34. SUCCESSORS. Whenever in this Agreement any of the parties hereto is referred to such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all other parties.

               SECTION 35. TERMINATION. Upon payment in full of the New World Power Ltd. Note and the Amended Wolverine Note and of all expenses billed pursuant to Section 18 of this Agreement and in the event Sundial has not exercised its right to accept any Exchange Notes, the following sections of this Agreement shall terminate (all other provisions to remain in full force and effect.): 5 (other than subsections (f), (j) and (k) thereof which shall remain in effect for a period of three years following the date of the discharge of all of the Obligations so long as Sundial and/or Sundt directly or indirectly beneficially own not less than 5% of the Common Stock of NWP Corp. as determined for purposes of Section 13(d) of the Securities Exchange Act of 1934), 6, 8-17 and 24. Should Sundial exercise its right to accept any Exchange Notes, then upon payment in full of the New World Power Ltd. Note and the Amended Wolverine Note and of all expenses billed pursuant to Section 18 of this Agreement, Sections 5 (other than subsections (f), (j) and (k) thereof which shall remain in effect for a period of three years following the date of the discharge of all of the Obligations so long as Sundial and/or Sundt directly or indirectly own not less than 5% of the Common Stock of NWP Corp. as determined for purposes of
Section 13(d) of the Securities Exchange Act of 1934), 6 and 24 shall terminate (all other provisions to remain in full force and effect.).

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respectively duly authorized officers as of the day and year first above written.

                             THE SUNDIAL INTERNATIONAL FUND
                              LIMITED

                             By: /s/ Donald B. Shafto
                                ---------------------
                                Name:   Donald B. Shafto
                                Title:  Assistant Secretary


                             THE NEW WORLD POWER CORPORATION

                             By: /s/ George P. Petrenko
                                -----------------------
                                Name:   George P. Petrenko
                                Title:  Chief Executive Officer


                             THE NEW WORLD POWER COMPANY LIMITED

                             By: /s/ John D. Kuhns
                                ------------------
                                Name:  John D. Kuhns
                                Title: Director


                             WOLVERINE POWER CORPORATION

                             By:/s/ John D. Kuhns
                                Name:  John D. Kuhns
                                Title: Chairman

                                    EXHIBIT A

                                   RESOLUTIONS

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                         THE NEW WORLD POWER CORPORATION



               WHEREAS, the Board hereby acknowledges that the principal officers and the directors of each of the Company, NWP Ltd. and Wolverine (as defined below) have carefully reviewed, discussed and duly deliberated among each other and with their respective counsel, with respect to the Forbearance Agreement and the Related Documents (as defined below) and have duly determined that the entering into by each of the Company, NWP Ltd. and Wolverine of the Forbearance Agreement and the Related Documents constitutes the joint and several undertakings to perform the obligations by each of the Company, NWP Ltd. and Wolverine under the Forbearance Agreement and the Related Documents and that they are in the mutual best interests of each of the Company, NWP Ltd. and Wolverine and their respective shareholders, and that the agreements of Sundial contained therein are equitable and constitute fair consideration for the undertakings and agreements of each of the Company, NWP Ltd. and Wolverine under the Forbearance Agreement and the Related Documents;

               AND WHEREAS, such determination has been made by such officers and directors without economic duress or undue influence on the part of Sundial, the Advisor, any Fleming Noteholders (all as defined in the Forbearance Agreement) or any representative or agent thereof or any other party and in full realization of the fact that in all respects such officers and directors have reached such determination of their own free will and with due regard for, and in fulfillment of, their fiduciary duties as directors and officers of each of the Company, NWP Ltd. and Wolverine, and without compulsion of any sort and that in making such determination such officers and directors have, in particular, concluded that the transactions contemplated by the Forbearance Agreement and the Related Documents do not unduly or inappropriately favor one class or group of shareholders or warrantholders of the Company or one class or group of creditors of any of the Company, NWP Ltd. or Wolverine over another such class or group;

        1.     FORBEARANCE, WARRANT EXCHANGE, NOTE CONVERSION AND AMENDATORY
               AGREEMENT

               NOW THEREFORE LET IT BE HEREBY RESOLVED, that that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement, among the Sundial International Fund Limited ("Sundial"), The New World Power Corporation (the "Company"), The New World Power Company Limited ("NWP Ltd.") and Wolverine Power Corporation ("Wolverine"), to be dated as of March 1, 1996, (the "Forbearance Agreement"), the transactions contemplated thereby, and (i) any other documents, agreements or instruments executed in connection therewith to which the Company, NWP Ltd. or Wolverine is a party including without limitation the New NWP Ltd. Note, the Amended Wolverine Note, the Amended Support and Pledge Agreement, the Amended Guarantee, the Amended Charge or the New NWPL Ltd. Charge (as each of those terms is defined in the Forbearance Agreement); and (ii) Amendment No. 3 to the Note and Warrant Purchase Agreement among the Fleming Noteholders and the Company, and all amendments to the related exhibits, to that agreement; and (iii) the Intercreditor Agreement between the Company, Sundial and the Fleming Noteholders (all collectively referred to herein as the "Related Documents"), be, and they hereby are, in all respects, authorized and approved; and it is further

               RESOLVED, that each of the Chief Executive Officer, the President, each Vice President and any other officer of the Company be, and each hereby is, authorized and directed to execute, deliver and perform, in the name and on behalf of the Company, the Forbearance Agreement and the Related Documents and any amendments thereto, and any other documents, agreements or instruments executed in connection therewith to which the Company is a party, and that the foregoing officers of the Company be, and each hereby is, authorized and directed to execute, deliver and perform in the name and on behalf of the Company such other documents, agreements and instruments relating thereto, his signature thereto to be binding upon the Company, all with such additions, changes or deletions therein as the officer executing the same shall in his discretion approve (the execution thereof by such officer to be conclusive evidence of such approval); and it is further

        2.     SUBSIDIARIES OF THE COMPANY

               RESOLVED, that the Boards of Directors of each of NWP Ltd. and Wolverine (each a wholly-owned subsidiary of the Company) be, and they hereby are, authorized, in all respects, to approve and authorize the Forbearance Agreement and the Related Documents and the transactions contemplated thereby, and any other documents, agreements or instruments executed in connection therewith to which NWP Ltd. or Wolverine is a party; and it is further


        3.     ACKNOWLEDGEMENT OF SENIOR DEBT

               RESOLVED, that the Board of Directors of the Company hereby acknowledges that each of the New NWP Ltd. Note (as defined in the Forbearance Agreement) and the Amended Wolverine Note (as defined in the Forbearance Agreement) shall constitute Senior Indebtedness (as that term is defined in the Forbearance Agreement); and it is further


        4.     REGISTRATION STATEMENT

               RESOLVED, that the filing of a registration statement on Form S-1 or any other appropriate form (the "Registration Statement"), for the registration of (i) the shares (the "Shares") of the common stock, $.01 par value (the "Common Stock") of the Company underlying the warrants (the "Warrants") to purchase Common Stock issued pursuant to the Forbearance Agreement and (ii) any shares of Common Stock into which the Notes (as defined in the Forbearance Agreement) or notes into which the Notes are exchanged, be, and the same hereby is, approved in all respects; and that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized in the name and on behalf of the Company to execute, personally or by power of attorney, the Registration Statement, with such additions, deletions or changes therein as the officer or officers executing the same shall approve (the execution thereof by each such officer, personally or by power of attorney, to be conclusive evidence of the approval of any such additions, deletions or changes), and to file or cause to be filed the Registration Statement with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), together with all exhibits and schedules thereto and any and all other documents in connection therewith and all actions to be taken by such officers in this regard are hereby authorized and approved; and it is further

               RESOLVED, that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized in the name and on behalf of the Company, to execute, personally or by power of attorney, and to file or cause to be filed with the Commission pursuant to the Act any and all amendments and post-effective amendments to the Registration Statement, each such amendment and post-effective amendment to be in such form as the officer or officers executing the same shall approve (the execution thereof by each such officer, personally or by power of attorney, to be conclusive evidence of the approval thereof), together with all exhibits and schedules thereto and any and all other documents in connection therewith and all actions to be taken by such officers in this regard are hereby authorized and approved; and it is further

               RESOLVED, that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized in the name and on behalf of the Company, to file or cause to be filed with the Commission, the form of prospectus included in the Registration Statement (the "Prospectus") when it shall become effective and any and all supplements to such Prospectus and all actions to be taken by such officers in this regard are hereby authorized and approved; and it is

               RESOLVED, that the officers of the Company be, and each of them with power to act without the others hereby is, authorized to make all such payments and to do all such other acts and things as they or any of them may deem necessary or desirable in order to facilitate the effectiveness of the Registration Statement and any and all amendments and post-effective amendments thereto and all actions to be taken by such officers in this regard are hereby authorized and approved; and it is further

               RESOLVED, that the appointment of the Chief Executive Officer of the Company, as agent for the Company to receive any and all notices and communications from the Commission and from each other governmental agency relating to the Registration Statement and any and all amendments and post-effective amendments thereto is hereby authorized and approved; and it is further


        5.     STATE REGISTRATION AND QUALIFICATION

               RESOLVED, that it is desirable and in the best interest of the Company that the Shares be qualified or registered for sale in various states; that the actions of the officers of the Company to determine the states in which action shall be taken to qualify or register for sale all or such part of the Shares as said officers may deem advisable is hereby authorized and approved; that said officers be, and each of them with full power to act without the other hereby is, authorized to perform on behalf of the Company any and all such acts as he may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and that any and all IN HAEC VERBA resolutions which may be required by the "Blue Sky" or securities laws of any state in which the Company intends to offer or sell part or all of the Shares, as determined by the officers of the Company, and each of them with full power to act without the others, be, and they hereby are, adopted; and that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized to certify that such resolutions were duly adopted by this resolution; and the execution by such officers of any such paper or document in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval by the Company of the papers and documents to be executed and the action to be taken; and it is

        6.     NASDAQ AND SECURITIES EXCHANGE ACT OF 1934

               RESOLVED, that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized to make an application to the Nasdaq Natural Market System ("Nasdaq") or any other exchange which the officers of the Company deem appropriate for the listing of the Shares; and that such officers be, and each of them with full power to act without the others hereby is, authorized by the Company to sign said application and any listing agreements or documents required by Nasdaq in connection therewith and to make such changes in any of the foregoing documents to conform with the requirements for listing and to appear (if requested) before officials of Nasdaq and to register the Shares under the Securities Exchange Act of 1934, as amended; and it is

               RESOLVED, that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized, in the name and on behalf of the Company, to do or cause to be done any and all things necessary or advisable in order to comply with the listing requirements of Nasdaq; and it is

               RESOLVED, that the officers of the Company be, and each of them with full power to act without the others hereby is, authorized, in the name and on behalf of the Company, to do or cause to be done all things necessary or advisable in order to comply with the provisions of the Securities Exchange Act of 1934, as amended, including the registration of the Shares under such Act on Form 8-A or such other appropriate form that the Commission may provide; and it is


        7.     RESERVATION OF SHARES OF COMMON STOCK

               RESOLVED, that the Shares and any shares into which the Notes or notes into which the Notes are exchanged are converted be, and hereby is, duly reserved for issuance, and, when the Shares are issued and delivered upon conversion of the Warrants in accordance with the terms and conditions of the Forbearance Agreement shall be fully paid and non-assessable shares of Common Stock of the Company and the holders thereof shall not be liable for any calls or assessments thereon or for any payment in respect thereof; and it is


        8.     FURTHER RESOLUTION


               RESOLVED, that each of the Chief Executive Officer, the President, each Vice President or any officer of the Company be, and each hereby is, authorized and empowered in the name and on behalf of the Company to do and perform all such actions and things as may be necessary, advisable or proper to carry out the foregoing resolutions and the transactions contemplated thereby, including the terms and provisions of the Forbearance Agreement and the Related Documents, and instruments, agreements and documents related thereto.

                                   RESOLUTIONS

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                           WOLVERINE POWER CORPORATION


               WHEREAS, the Board hereby acknowledges that the principal officers and the directors of the Company (as defined below) have carefully reviewed, discussed and duly deliberated among each other and with their respective counsel and their investment banker, with respect to the Forbearance Agreement and the Related Documents (as defined below) and have duly determined that the entering into by the Company of the Forbearance Agreement and the Related Documents constitutes the undertaking to perform the obligations by the Company under the Forbearance Agreement and the Related Documents and that they are in the mutual best interests of the Company and respective shareholders, and that the agreements of Sundial contained therein are equitable and constitute fair consideration for the undertakings and agreements of the Company under the Forbearance Agreement and the Related Documents;

               AND WHEREAS, such determination has been made by such officers and directors without economic duress or undue influence on the part of Sundial, the Advisor, any Fleming Noteholders (all as defined in the Forbearance Agreement) or any representative or agent thereof or any other party and in full realization of the fact that in all respects such officers and directors have reached such determination of their own free will and with due regard for, and in fulfillment of, their fiduciary duties as directors and officers of the Company, and without compulsion of any sort and that in making such determination such officers and directors have, in particular, concluded that the transactions contemplated by the Forbearance Agreement and the Related Documents do not unduly or inappropriately favor one class or group of shareholders or warrantholders of the Company or one class or group of creditors of the Company over another such class or group;

        1.     FORBEARANCE, WARRANT EXCHANGE, NOTE CONVERSION AND AMENDATORY
               AGREEMENT

               NOW THEREFORE LET IT BE HEREBY RESOLVED, that that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement, among the Sundial International Fund Limited ("Sundial"), The New World Power Corporation ("NWP Corp."), The New World Power Company Limited ("NWP Ltd.") and Wolverine Power Corporation (the "Company"), dated as of March 1, 1996, (the "Forbearance Agreement"), the transactions contemplated thereby, and (i) any other documents, agreements or instruments executed in connection therewith to which the Company is a party including without limitation the New NWP Ltd. Note, the Amended Wolverine Note, the Amended Support and Pledge Agreement, the Amended Guarantee, the Amended Charge or the NWPL Ltd. Charge (as each of those terms is defined in the Forbearance Agreement); and (ii) Amendment No. 3 to the Note and Warrant Purchase Agreement between the Fleming Noteholders and the Company, and all amendments to the related exhibits, to that agreement; and (iii) the Intercreditor Agreement between the Company, Sundial and the Fleming Noteholders (all collectively referred to herein as the "Related Documents"), be, and they hereby are, in all respects, authorized and approved; and it is further

               RESOLVED, that each of the Chief Executive Officer, the President, each Vice President and any other officer of the Company be, and each hereby is, authorized and directed to execute, deliver and perform, in the name and on behalf of the Company, the Forbearance Agreement and the Related Documents, to which the Company is a party, and any amendments thereto, and any other documents, agreements or instruments executed in connection therewith to which the Company is a party, and that the foregoing officers of the Company be, and each hereby is, authorized and directed to execute, deliver and perform in the name and on behalf of the Company such other documents, agreements and instruments relating thereto, his signature thereto to be binding upon the Company, all with such additions, changes or deletions therein as the officer executing the same shall in his discretion approve (the execution thereof by such officer to be conclusive evidence of such approval); and it is further

        2.     ACKNOWLEDGEMENT OF SENIOR DEBT

               RESOLVED, that the Board of Directors of the Company hereby acknowledges that the Amended Wolverine Note (as defined in the Forbearance Agreement) shall constitute Senior Indebtedness (as that term is defined in the Forbearance Agreement); and it is further

        3.     FURTHER RESOLUTION

               RESOLVED, that each of the Chief Executive Officer, the President, each Vice President or any officer of the Company be, and each hereby is, authorized and empowered in the name and on behalf of the Company to do and perform all such actions and things as may be necessary, advisable or proper to carry out the foregoing resolutions and the transactions contemplated thereby, including the terms and provisions of the Forbearance Agreement and the Related Documents, and instruments, agreements and documents related thereto.

                                   RESOLUTIONS

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                        THE NEW WORLD POWER COMPANY, LTD.


               WHEREAS, the Board hereby acknowledges that the principal officers and the directors of the Company (as defined below) have carefully reviewed, discussed and duly deliberated among each other and with their respective counsel and their investment banker, with respect to the Forbearance Agreement and the Related Documents (as defined below) and have duly determined that the entering into by the Company of the Forbearance Agreement and the Related Documents constitutes undertaking to perform the obligations by the Company under the Forbearance Agreement and the Related Documents and that they are in the mutual best interests of the Company and their respective shareholders, and that the agreements of Sundial contained therein are equitable and constitute fair consideration for the undertakings and agreements of the Company under the Forbearance Agreement and the Related Documents;

               AND WHEREAS, such determination has been made by such officers and directors without economic duress or undue influence on the part of Sundial, the Advisor, any Fleming Noteholders (all as defined in the Forbearance Agreement) or any representative or agent thereof or any other party and in full realization of the fact that in all respects such officers and directors have reached such determination of their own free will and with due regard for, and in fulfillment of, their fiduciary duties as directors and officers of the Company and without compulsion of any sort and that in making such determination such officers and directors have, in particular, concluded that the transactions contemplated by the Forbearance Agreement and the Related Documents do not unduly or inappropriately favor one class or group of shareholders or warrantholders of the Company or one class or group of creditors of the Company over another such class or group;

        1.     FORBEARANCE, WARRANT EXCHANGE, NOTE CONVERSION AND AMENDATORY
               AGREEMENT

               NOW THEREFORE LET IT BE HEREBY RESOLVED, that that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement, among the Sundial International Fund Limited ("Sundial"), The New World Power Corporation ("NWP Corp."), The New World Power Company Limited (the "Company") and Wolverine Power Corporation ("Wolverine"), dated as of March 1, 1996, (the "Forbearance Agreement"), the transactions contemplated thereby, and (i) any other documents, agreements or instruments executed in connection therewith to which the Company is a party including without limitation the New NWP Ltd. Note, the Amended Wolverine Note, the Amended Support and Pledge Agreement, the Amended Guarantee, the Amended Charge or the NWPL Charge (as each of those terms is defined in the Forbearance Agreement); and (ii) Amendment No. 3 to the Note and Warrant Purchase Agreement between the Fleming Noteholders and the Company, and all amendments to the related exhibits, to that agreement; and (iii) the Intercreditor Agreement between the Company, Sundial and the Fleming Noteholders (all collectively referred to herein as the "Related Documents"), be, and they hereby are, in all respects, authorized and approved; and it is further

               RESOLVED, that each of the Chief Executive Officer, the President, each Vice President and any other officer of the Company be, and each hereby is, authorized and directed to execute, deliver and perform, in the name and on behalf of the Company, the Forbearance Agreement and the Related Documents, to which the Company is a party, and any amendments thereto, and any other documents, agreements or instruments executed in connection therewith to which the Company is a party, and that the foregoing officers of the Company be, and each hereby is, authorized and directed to execute, deliver and perform in the name and on behalf of the Company such other documents, agreements and instruments relating thereto, his signature thereto to be binding upon the Company, all with such additions, changes or deletions therein as the officer executing the same shall in his discretion approve (the execution thereof by such officer to be conclusive evidence of such approval); and it is further

        2.     ACKNOWLEDGEMENT OF SENIOR DEBT

               RESOLVED, that the Board of Directors of the Company hereby acknowledges that the New NWP Ltd. Note (as defined in the Forbearance Agreement) shall constitute Senior Indebtedness (as that term is defined in the Forbearance Agreement); and it is further

        3.     FURTHER RESOLUTION

               RESOLVED, that each of the Chief Executive Officer, the President, each Vice President or any officer of the Company be, and each hereby is, authorized and empowered in the name and on behalf of the Company to do and perform all such actions and things as may be necessary, advisable or proper to carry out the foregoing resolutions and the transactions contemplated thereby, including the terms and provisions of the Forbearance Agreement and the Related Documents, and instruments, agreements and documents related thereto.

                               WARRANT CERTIFICATE


           NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE
             COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAS BEEN
           REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
          APPLICABLE STATE SECURITIES LAWS, AND NEITHER MAY BE SOLD OR
            OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT
           AND ANY APPLICABLE STATE SECURITIES LAW UNLESS AN EXEMPTION
                      FROM REGISTRATION IS THEN AVAILABLE.

          THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S.
           PERSON (AS DEFINED IN REGULATION IS UNDER SUCH ACT) WITHOUT
              REGISTRATION UNDER SUCH ACT UNLESS AN EXEMPTION FROM
                         REGISTRATION IS THEN AVAILABLE.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         THE NEW WORLD POWER CORPORATION
                       INITIAL ISSUANCE DATE: MAY __, 1996


                                                                         No. ___

               This is to certify that, FOR VALUE RECEIVED, the registered holder hereof, ________________________ (together with any successors and assigns hereunder, the "Holder" or the "Holders"), is entitled to purchase, subject to the provisions of this Warrant Certificate, from the NEW WORLD POWER CORPORATION, a Delaware corporation (the "Company"), up to ______ shares (as such number may be adjusted in accordance with Section 5 hereof) of the Company's Common Stock, par value $0.01 per share (such class of stock, together with any capital stock of the Company into which such class of stock shall be converted, being referred to herein as "Stock"), at $1.75 per share (as such number may be adjusted in accordance with Section 5 hereof) (the "Exercise Price"). The number of shares of Stock to be received upon the exercise of this Warrant and the Exercise Price shall be adjusted from time to time as hereinafter set forth. The shares of Stock or other securities or property deliverable upon the exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

               This Warrant Certificate is one of the Warrant Certificates (the "New Warrants") issued in connection with that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement, among the Sundial International Fund Limited, the Company, The New World Power Company Limited and Wolverine Power Corporation, dated as of March 1, 1996, (the "Forbearance Agreement.") The New Warrants so issued evidence rights to purchase an aggregate of up to 443,796 Warrant Shares at the Exercise Price. The Forbearance Agreement under which this Warrant is being issued is herein referred to as the "Forbearance Agreement." This Warrant is subject to the provisions, and is entitled to the benefits, of the Forbearance Agreement.

               THIS WARRANT CERTIFICATE SHALL NOT BE VALID AND MAY NOT BE TRANSFERRED OR EXERCISED UNLESS COUNTERSIGNED BY THE WARRANT AGENT.

               Section 1.    EXERCISE OF WARRANT.

               1.1. MANNER OF EXERCISE. (a) This Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time through and including May __, 2001 (the "EXPIRATION DATE") during normal business hours on any Business Day (as defined in the Forbearance Agreement) by surrender of this Warrant, duly countersigned by the Warrant Agent referred to below, together with the form of subscription duly executed by such Holder in substantially the form attached as Annex A hereto, to the Company at its office designated pursuant to Section 26 of the Forbearance Agreement (or, if such exercise is in connection with an underwritten public offering of Warrant Shares subject to this Warrant, at the location at which the underwriting agreement requires that such Warrant Shares be delivered).

               (b) Payment of the Exercise Price for the Warrant Shares shall be made at the principal shareholder services offices at Boston EquiServe Shareholder Services, or its successor (the "Warrant Agent"), presently located at 150 Royal Street, M/S 45-01-19, Canton, Massachusetts 02021, (i) by certified or bank check or wire transfer payable to the order of the Company, in any case, in an amount equal to (x) the number of Warrant Shares specified in such form of subscription, multiplied by (y) the then current Exercise Price, (ii) in the manner provided in Section 1.6 hereof or (iii) in the manner provided in Section
1.7 hereof. The Holder shall thereupon be entitled to receive the number of Warrant Shares specified in such form of subscription (plus cash in lieu of any fractional share as provided in Section 1.3 hereof).

               1.2. EFFECTIVE DATE. Each exercise of this Warrant pursuant to
Section 1.1 hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant is surrendered to the Company as provided in Section 1.1 hereof unless a later time is specified in writing by the Holder surrendering such Warrant (except that if such exercise is in connection with an underwritten public offering to Warrant Shares subject to this Warrant, then such exercise shall be deemed to have been effected upon such surrender of this Warrant unless a later time is specified in writing by the Holder surrendering such Warrant). On each such day that an exercise of this Warrant is deemed effected, the person or persons in whose name or names any certificate or certificates for Warrant Shares are issuable upon such exercise (as provided in Section 1.3 hereof) shall be deemed to have become the Holder of Holders of record thereof.

               1.3. WARRANT SHARE CERTIFICATES, CASH FOR FRACTIONAL WARRANT SHARES AND REISSUANCE OF WARRANTS. As promptly as practicable after the exercise of this Warrant, in whole or in part, and in any event within five (5) Business Days thereafter (unless such exercise shall be in connection with a public offering of Warrant Shares subject to this Warrant, in which event concurrently with such exercise), the Company at its expense (including the payment by it of any applicable issue, stamp or other taxes) will cause to be issued in the name of and delivered to the Holder or, subject to Section 3 of the Forbearance Agreement, as the Holder may direct.

               (i) a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price (as defined in Section 5.1 hereof) per Warrant Share on the Business Day next preceding the date of such exercise; and

               (ii) in case such exercise is in part only, a new Warrant or Warrants, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised.

               1.4. ACKNOWLEDGMENT OF OBLIGATION. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any Warrant Shares issued upon such exercise, acknowledge in writing its continuing obligation to afford to such Holder all rights (including, without limitation, any rights to registration of any such Warrant Shares pursuant to the Registration Rights Agreement (as defined in the Forbearance Agreement)) to which such Holder shall continue to be entitled under this Warrant, the Forbearance Agreement and the Registration Rights Agreement; PROVIDED, that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

               1.5. CONDITIONAL EXERCISE. Notwithstanding any other provision hereof, if any exercise of any portion of this Warrant is to be made in connection with a public offering of Warrant Shares or any transaction described in Section 5.9 hereof, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or such transaction, in which case such exercise shall not be deemed to be effective until the consummation of such public offering or transaction.

               1.6. PAYMENT BY APPLICATION OF THE NOTES. (a) The Holder shall have the option, but not the obligation, upon any exercise of this Warrant, to apply to the payment required by Section 1.1 hereof all or any part of the principal amount and accrued interest then unpaid of any one or more Notes (as defined in the Forbearance Agreement) at the time held by such Holder. The Company will accept the amount of principal and accrued interest, if such election is selected, specified in such form of subscription in satisfaction of the Exercise Price for such Warrant Shares to be purchased. Within five (5) Business Days after receipt of any such notice, the Company will pay to the holder of Notes submitting such subscription, in the manner provided in such Notes and the Forbearance Agreement, any unpaid interest accrued to the date of exercise of this Warrant on the principal amount so specified in such form of subscription unless such interest has been applied by the Holder to the exercise price of Warrant Shares. In the event that less than the entire unpaid principal amount of any Note is applied to the payment required by Section 1.1 hereof, such Note shall be surrendered together with the form of subscription and cancelled, and the Company will promptly issue a new Note representing the remaining unpaid principal balance. In the event that the entire unpaid principal amount and accrued interest thereon of any Note is applied to the payment required by
Section 1.1 hereof, such Note shall be surrendered together with the form of subscription and cancelled.

               (b) The Holder shall have the right to apply all or any portion of the principal amount of a Note (and accrued interest thereon) to exercise all or any portion of this Warrant even though the Company or such Holder may have given notice of prepayment with respect to all or any portion of the principal amount and accrued interest of such Note, so long as the subscription form with respect to such principal amount of such Note shall, together with this Warrant, have been delivered to the Company in accordance with Section 1.1 hereof prior to the date fixed for such prepayment.

               1.7. CONVERSION OF WARRANT. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the option, but not the obligation, to convert this Warrant, or any portion hereof (the "Conversion Right"), into Warrant Shares as provided in this Section
1.7 at any time on or prior to the Expiration Date. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Conversion Warrant Shares"), the Company shall deliver to the Holder (without consideration) that number of Warrant Shares equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the effective date of the exercise of the Conversion Right, as provided in Section 1.2 hereof ("the Conversion Date"), which value shall be determined by subtracting (x) the aggregate exercise price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from
(y) the aggregate Market Price (determined as provided in Section 5.6) of such Converted Warrant Shares on the Conversion Date by (ii) the Market Price of one Warrant Share on the Conversion Date.

               1.8. COMPLIANCE WITH U.S. SECURITIES LAWS. The Warrant Shares deliverable upon the exercise of this Warrant may not be delivered within the United States unless they are delivered to a professional fiduciary in the United States having investment discretion for the Holder of this Warrant or unless such Warrant Shares have been registered under the Act or an exemption from such registration is available. Upon exercise of the Company (i) a written certification that such Holder is not a "U.S. person" (as defined in Regulation S under the Act) and that the Warrants are not being exercised on behalf of, or for the account or benefit of, a U.S. person or (ii) a written opinion of U.S. counsel, in form and substance reasonably satisfactory to the Company, to the effect that the Warrants and the Warrant Shares have been registered under the Act or are exempt from registration thereunder.

               Section 2.    RESERVATION OF SHARES.

               The Company shall at all times after the date hereof and until the Expiration Date reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares as shall be required for issuance and delivery upon exercise in full of this Warrant.

               Section 3.    TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT.

               3.1. TRANSFER. This Warrant may be assigned in whole or in part or transferred in whole or in part; subject, however, to compliance with the provisions of the Act and the rules and regulations promulgated thereunder.

               3.2. PROCEDURE FOR ASSIGNMENT OR TRANSFER. This Warrant shall be transferable only on the books of the Warrant Agent maintained at the Warrant Agent's principal shareholder services office upon delivery of this Warrant together with the form of assignment, in substantially the form attached as Annex B hereto, duly completed and signed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer in form acceptable to the Warrant Agent and the Company. The Warrant Agent or Company may, in its discretion, require, as a condition to any transfer of Warrants, a signature guarantee by a participant in a recognized signature guarantee medallion program in the United States, The Securities and Futures Authority Limited in the United Kingdom, or The International Stock Exchange of London, England. Upon any registration of transfer, the Warrant Agent shall deliver a new Warrant Certificate or Certificates of like tenor and evidencing in the aggregate a like number of Warrants to the person entitled thereto in exchange for this Certificate, subject to the limitations provided herein, without any charge except for any tax or other governmental charged imposed in connection therewith. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Warrant Agent together with a written notice signed by the holder thereof, specifying the names and denominations in which new Warrants are to be issued.

               3.3. LOSS, THEFT, DESTRUCTION OR MUTILATION. Upon receipt by the Warrant Agent of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to the Warrant Agent or (in the case of mutilation) presentation of this Warrant for surrender and cancellation, the Warrant Agent will execute and deliver a new Certificate of like tenor in lieu thereof and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

               Section 4.    WARRANT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER

               The Holders shall not, solely because of holding this Warrant, be entitled to vote, receive dividends or be deemed the holder of Stock or any other securities of the Company which may at any time be issuable on the exercise of the Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holders, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders, or to receive dividend or subscription rights, or otherwise, until this Warrant shall have been exercised in accordance with the provisions hereof.

               Section 5.    ANTIDILUTION.

               The number of Warrant Shares for which this Warrant is exercisable and/or the Exercise Price at which such Warrant Shares may be purchased upon exercise of this Warrant shall be subject to adjustment from time to time as set forth in this Section 5. The Company shall give the Holders notice of any event described below which requires an adjustment pursuant to this Section 5 at the time of such event.

               5.1. STOCK DIVIDENDS, SUBDIVISIONS; COMBINATIONS AND RECLASSIFICATIONS.

               In case the Company shall, after the date hereof,

                      (i) pay a stock dividend or make a distribution (on or in respect of its Stock) in shares of its Stock,

                      (ii) subdivide the outstanding shares of its Stock,

                      (iii) combine the outstanding shares of its Stock into a smaller number of shares, or

                      (iv) issue by reclassification of shares of its Stock, any shares of capital stock of the Company,

then, in any such case, (A) the Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Stock which a record holder of the same number of shares of Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (B) the Exercise Price shall be adjusted to equal
(x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment. An adjustment made pursuant to this Section 5.1 shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

               5.2. CERTAIN OTHER DISTRIBUTIONS. In the case the Company shall, after the date hereof, fix a record date for the making of a distribution to holders of its Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of

                      (i)    assets,

                      (ii) evidences of indebtedness or other securities (except for its Stock) of the Company or of any entity other than the Company, or

                    (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable.

then, (A) the Warrant Shares for which this Warrant is exercisable shall be adjusted to equal the product of the Warrant Shares for which this Warrant is exercisable immediately prior to such adjustment by a fraction (x) the numerator of which shall be the Market Price per share of Stock (determined as provided in Section 5.6 hereof) at the date of taking such record and (y) the denominator of which shall be such Market Price per share of Stock minus the amount allocable to one share of Stock of any cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all other assets, evidences of indebtedness, other securities, subscription rights, options or warrants so distributable, and (B) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment divided by
(y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment.

               5.3. ISSUANCE OF ADDITIONAL SHARES OF STOCK. Subject to the exceptions referred to in Section 5.5 hereof, in case the Company shall at any time or from time to time after the date hereof issue any additional shares of Stock ("Additional Stock"), for a consideration per share either

                      (i) less than the then current Market Price per share of Stock (determined as provided in Section 5.6 hereof) immediately prior to the issuance of such Additional Stock,

                      (ii) less than the then current Exercise Price immediately prior to the issuance of such Additional Stock or

                    (iii) without consideration,

then (in the case of either clause (i), (ii) or (iii)), and thereafter successively upon each such issuance, the current Exercise Price shall forthwith be reduced to the price determined by multiplying such current Exercise Price by a fraction, of which

                             (a) the numerator shall be (x) the number of shares
               of Stock outstanding immediately prior to such issuance of Additional Stock plus (y) the number of shares of Stock which the aggregate amount of consideration, if any, received by the Company for the total number of such Additional Stock so issued would purchase at the greater (A) the then current Market Price per share of Stock or (B) the then current Exercise Price per share of Stock, and

                             (b) the denominator shall be the number of shares
               of Stock outstanding immediately after such issuance of Additional Stock;

PROVIDED, HOWEVER, that such adjustment shall be made only if such adjustment results in a current Exercise Price less than the current Exercise Price in effect immediately prior to the issuance of such Additional Stock. The provisions of this Section 5.3 shall not apply to any issuance of Additional Stock for which an adjustment is provided under Section 5.1 or 5.2.

               5.4. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the Warrant Shares for which this Warrant is exercisable and the Exercise Price at which such Warrant Shares may be purchased upon exercise of this Warrant provided for in this Section 5:

                      (a) CASH CONSIDERATION. In case of the issuance of Additional Stock for cash, the consideration received by the Company therefor shall be deemed to be the cash proceeds received by the Company for such Additional Stock before deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of, such Additional Stock.

                      (b) NON-CASH CONSIDERATION. In case of the issuance of Additional Stock for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board of Directors of the Company, except that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company or where such obligations are otherwise converted into shares of the Company's Stock), the value of the non-cash consideration shall be deemed to be the principal amount of the obligations cancelled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities (i.e., in lieu of cash), the value of such non-cash consideration shall be the aggregate market value of such securities (based on the latest reported sale price regular way) as of the close of the day immediately preceding the date of their receipt by the Company.

                      (c) OPTIONS, WARRANTS, CONVERTIBLES, ETC. In case of the issuance, whether by distribution or sale to holders of its Stock or to others, by the Company of (i) any security (other than the Notes) that is convertible into Stock or (ii) any rights, options or warrants (other than the Warrants) to purchase Stock, the Company shall be deemed to have issued, for the consideration described below, the number of shares of Stock into which such convertible security may be converted when first convertible, or the number of shares of Stock deliverable upon the exercise of such rights, options or warrants when first exercisable, as the case may be (and such shares shall be deemed to be Additional Stock for purposes of Section 5.3 hereof). The consideration deemed to be received by the Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in Sections 5.4(a) and
        (b) hereof after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such convertible securities or rights, options or warrants, plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion or, as applicable, (y) the aggregate price at which shares of Stock are to be delivered upon the exercise of such rights, options or warrants when first exercisable (or, if no price is specified and such shares are to be delivered at an option price related to the market value of the subject Stock an aggregate option price bearing the same relation to the market value of the subject Stock at the time such rights, options or warrants are granted). If, subsequently, (1) such number of shares into which such convertible security is convertible, or which are deliverable upon the exercise of such rights, options or warrants, is increased or
        (2) the conversion or exercise price of such convertible security, rights, options or warrants is decreased, then the calculations under the preceding two sentences (and any resulting adjustment to the current Exercise Price under Section 5.3 hereof) with respect to such convertible security, rights, options or warrants, as the case may be, shall be recalculated as of the time of such issuance but giving effect to such changes (but any such recalculation shall not result in the current Exercise Price being higher than that which would be calculated without regard to such issuance). On the expiration or termination of such rights, options or warrants, or rights to convert, the Exercise Price hereunder shall be readjusted (up or down as the case may be) to such current Exercise Price as would have been obtained had the adjustments made with respect to the issuance of such rights, options or warrants or upon the conversion of any such securities and at the actual exercise or conversion prices (but any such recalculation shall not result in the current Exercise Price being higher than that which would be calculated without regard to such issuance).

                      (d) NUMBER OF SHARES OUTSTANDING. The number of shares of Stock as at the time outstanding shall exclude all shares of Stock then owned or held by or for the account of the Company but shall include the aggregate number of shares of Stock at the time deliverable in respect of the convertible securities, rights, options and warrants referred to in Section 5.4(c) and 5.5 hereof; PROVIDED, that to the extent that such rights, options, warrants or conversion privileges are not exercised, such shares of

        Stock shall be deemed to be outstanding only until the expiration dates of the rights, warrants, options or conversion privileges or the prior cancellation thereof.

                      (e) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 5 shall be made whenever and as often as any event requiring an adjustment shall occur, except that any adjustment of the Warrant Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a stock dividend, subdivision, combination or reclassification of shares of the Stock, as provided for in Section 5.1) up to, but not beyond the date of exercise in such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of the Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 5 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.

                      (f) FRACTIONAL INTERESTS. In computing adjustments under this Section 5, fractional interests in the Stock shall be taken into account to the nearest 1/10th of a share.

                      (g) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of the Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required for reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                      (h) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this
        Section 5, such determination may be challenged in good faith by a Holder and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to such Holder.

                      (i) ESCROW OF PROPERTY. If the Company shall take a record of the holders of its Stock for the purpose of entitling them to receive any distribution of any kind of property whatsoever, but prior to the payment of such distribution the Holder exercises this Warrant, upon payment of the Exercise Price, such property shall be held in escrow for the Holder by the Company to be issued to the Holder upon the occurrence of such distribution and to the extent such distribution actually takes place.

        Notwithstanding any other provision to the contrary herein, if the distribution for which such record was taken fails to occur or is rescinded, then such escrowed property shall be returned to the Company.

               5.5. EXCLUSIONS FROM ADDITIONAL STOCK ISSUANCES. The following shall not be deemed to be issuances of Additional Stock under Section 5.3 hereof: (i) issuance of Stock upon conversion of the Notes or the exercise of the Warrants (as defined in the Forbearance Agreements) or the exercise of Convertible Warrants (as defined in the Fleming Documents (as defined in the Forbearance Agreement)) or the issuance of any Notes or Warrants under the Fleming Documents (as defined in the Forbearance Agreement) and (ii) the issuance of Stock upon the exercise of the existing options, rights and warrants listed on Schedule 1 hereto pursuant to the current terms thereof, provided that any change in the number of shares of stock issuable upon exercise thereof due to any amendment or modification of the terms thereof (but not as a result of the application of the current antidilution provisions thereof), or the exchange of any such option, right or warrant for any other option, right, warrant or security exercisable for or convertible into Stock, shall be considered an issuance of Additional Stock under Section 5.3 hereof.

               5.6. DETERMINATION OF MARKET PRICE. For the purpose of any computation under this Section 5, the current "Market Price" per share of Stock on any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive trading days prior to the day as of which "Market Price" is being determined. The closing price for each day shall be the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market or a comparable quotation system. If the closing price cannot be so determined, then the Market Price shall be determined:

                                    (i) by the written agreement of the Company
                      and the holders of Warrants representing a majority of the Warrant Shares then obtainable from the exercise of the Warrants then outstanding, or

                                    (ii) in the event that no such agreement is
                      reached within twenty (20) days after the event giving rise to the need to determine the Market Price, by the agreement of two arbitrators, one of whom shall be selected by the Company and the other of whom shall be selected by such majority holders, or

                                 (iii) if the two arbitrators so selected fail
                      to agree within a further twenty (20) day period, by a third arbitrator selected by the mutual agreement of the other two (with all costs and expenses of any arbitrators to be paid by the Company).

The Company shall cooperate, and shall provide all necessary information and assistance, to permit any determination under the preceding clauses (i), (ii) or
(iii).

               5.7. ANTIDILUTION ADJUSTMENTS UNDER OTHER SECURITIES. Without limiting any other rights available hereunder to the Holder, if there is an antidilution adjustment (i) under any security which is convertible into Stock whether issued prior to or after the date hereof (except for the Notes) or (ii) under any right, option or warrant to purchase Stock whether issued prior to or after the date hereof (except for the Warrants) which, in either case, results in a reduction in the conversion, exercise or purchase price with respect to such security, right, option or warrant or results in an increase in the number of shares obtainable under such security, right option or warrant, then an adjustment shall be made under this Section 5.7 to the current Exercise Price hereunder. Any such adjustment under this Section 5.7 shall be whichever of the following results in a lower current Exercise Price: (A) a reduction in the current Exercise Price equal to the percentage reduction in such conversion, exercise or purchase price with respect to such security, right, option or warrant or (B) a reduction in the current Exercise Price which will result in the same percentage increase in the number of Warrant Shares available hereunder as the percentage increase in the number of shares available under such security, right, option or warrant. Any such adjustment under this Section 5.7 shall only be made if it would result in a lower current Exercise Price than that which would be determined pursuant to any other antidilution adjustment otherwise required under this Section 5 as a result of the event or circumstance which triggered the adjustment to the security, right, option or warrant described in clause (i) or (ii) above (and if any such adjustment is so made under this Section 5.7, then such other antidilution adjustment otherwise required under this Section 5 shall not be made as a result of such event or circumstance).

               5.8. MEANING OF "ISSUANCE". References in this Agreement to "issuance" of stock by the Company include issuances by the Company of previously unissued shares and issuances or other transfers by the Company of treasury stock.

               5.9. MERGER OR CONSOLIDATION. If the Company shall at any time consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation), or the Company shall sell, transfer or lease all or substantially all of its assets, or the Company shall change its Stock into property other than capital stock, then, in such case, the Holders shall thereupon (and thereafter) be entitled to receive upon exercise of this Warrant in whole or in part, the same kind and number of shares of stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon such consolidation or merger, sale of assets or change had the Holder exercised this Warrant immediately prior to such consolidation or merger, sale of assets or change (with any record date requirement being deemed to have been satisfied), and this Warrant shall thereafter continue to be subject to further adjustments under this Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the term of this Warrant. If such consolidation or merger, sale of assets or change results in a cash distribution in excess of the Exercise Price provided by this Warrant, a Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder. The Company shall take such steps in connection with such consolidation or merger, sale of assets or change as may be necessary to assure the Holder that the provisions of this Warrant, the Forbearance Agreement and the Registration Rights Agreement shall thereafter be applicable in relation to any securities or property thereafter deliverable upon exercise of this Warrant, including, but not limited to, obtaining a written obligation to supply such securities or property upon such exercise and to be so bound by this Warrant.

               5.10. CHIEF FINANCIAL OFFICER'S OPINION. Upon each adjustment of the Exercise Price and upon each change in the Warrant Shares issuable upon the exercise of this Warrant, and in the event of any change in the rights of a Holder by reason of other events herein set forth, then and in each such case, the Company shall promptly obtain an opinion of the chief financial officer of the Company, stating the adjusted Exercise Price and the new Warrant Shares so issuable, or specifying the other shares of the Stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such opinion to the Holders. If a Holder disagrees with such calculation, the Company agrees to obtain within thirty (30) business days an opinion of a firm of independent certified public accountants selected by the Company's Board of Directors and acceptable to such Holder to review such calculation and the opinion of such firm of independent certified public accountants shall be final and binding on the parties and shall be conclusive evidence of the correctness of the computation with respect to any such adjustment of the Exercise Price and any such change in the number of Warrant Shares so issuable.

               5.11. COMPANY TO PREVENT DILUTION. In case at any time or from time to time conditions arise by reason of action taken by the Company, which in good faith opinion of its Board of Directors or a majority of the Holders are not adequately covered by the provisions of this Section 5, and which might materially and adversely affect the exercise rights of the Holders, the Board of Directors of the Company shall appoint such firm or independent certified public accountants acceptable to a majority of the Holders, which shall give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 5, necessary with respect to the Exercise Price, so as to preserve, without dilution (other than as specifically contemplated by this Warrant), the exercise rights of the Holders. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

               SECTION 6.    CHARACTER OF SHARES OF STOCK.

               All shares of Stock issuable upon the exercise of this Warrant shall, when issued to Holder, be duly authorized, validly issued, fully paid and nonassessable, free and clear of any lien or encumbrance and without any preemptive rights.

               Section 7.    NOTICE TO HOLDER.

               So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Stock, (ii) if the Company shall offer to the holders of Stock, for subscription or purchase by them, any shares of any class of stock of the Company or any other rights or
(iii) if there shall be any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company, voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed by certified mail to each Holder, at least 30 days prior to the relevant date of the event described above, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date or expected date such reclassification, reorganization, consolidation, liquidation or winding up shall take place or be voted upon by holders of the Stock of record, and the date or expected date as of which the holders of Stock or record shall be entitled to change their shares of Stock for securities or other property deliverable upon any such event.

               Section 8.    GOVERNING LAW.

               This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within such state without regard to any conflicts of laws principles.

               Section 9.    NOTICES.

               Any notice, demand, document or other communication given or delivered hereunder shall be in writing, and may be (i) personally delivered,
(ii) given or made by United States registered or certified mail, return receipt requested, postage prepaid, or (iii) given or made by overnight courier or express mail for delivery the next Business Day, delivery charges prepaid, addressed as follows:

               IF TO THE COMPANY:       The New Work Power Corporation
                                        558 Lime Rock Road
                                        Lime Rock, CT 06039
                                        Attention: George Petrenko

               WITH A COPY TO:          The New World Power Company Ltd.
                                        Tavistock House
                                        34/36 Bromham Road
                                        Bedford MK 40 ZQD
                                        England
                                        Attention: Chuan Zhang

                                        and

                                        Olshan Grundman Frome & Rosenzweig LLP
                                        505 Park Avenue
                                        New York, New York 10022-1170
                                        Attention: Thomas J. Fleming, Esq.

                                        and

                                        Finers Solicitors
                                        179 Great Portland Street
                                        London WIN 6L3
                                        England
                                        Attention: John D'Ardenne, Esq.


               IF TO THE HOLDER:        The Sundial International Fund Ltd.
                                        c/o Coutts & Co. (Bahamas) Ltd.
                                        P.O. Box N7788
                                        Nassau, Bahamas
                                        Attention: James Graham


               WITH A COPY TO:          Sundt & Co. Ltd.
                                        11 St. James Square
                                        London SW1Y 4LB
                                        England
                                        Attention: Jens Wilhelmsen

                                        and

                                        Gilmartin, Poster & Shafto
                                        One Williamson Street
                                        New York, new York 10004
                                        USA
                                        Attention: Donald B. Shafto, Esq.

The Company and the Holder shall each have the right to designate a different address for itself by notice similarly given. All such notices, demands, documents or other communication will be deemed to be delivered (i) upon receipt, if personally delivered, (ii) on the third full Business Day following the day of mailing, if sent by United States registered or certified mail and
(iii) on the Business Day following the date it was sent, if sent by overnight courier or express mail for delivery the next Business Day.

               Section 10.   REMEDIES.

               The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise, in addition to any other remedies which may be available at law or in equity.

               Section 11.   COMPANY WILL AVOID CERTAIN ACTIONS.

               The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant Certificate against dilution or other impairment, and in particular, will not cause the par value of any share of Stock to be or become greater than the then effective Exercise Price.

               Section 12.   COMPANY WILL NOT CLOSE BOOKS.

               The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

               Section 13.   SUCCESSORS AND ASSIGNS.

               This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holders hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

               Section 14.   AMENDMENT.

               This Warrant Certificate may be modified or amended and any provision hereof may be waived by a writing executed by the Company and holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of the Warrants.

               Section 15.   HEADINGS.

               Section headings in this Warrant are for references only and shall affect the meaning or construction of any of the provisions hereof.

               IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.



                                             THE NEW WORLD POWER CORPORATION



                                             By
                                                  ------------------------------
                                                  Name:
                                                  Title:

COUNTERSIGNED:

BOSTON EQUISERVE SHAREHOLDER SERVICES, as Warrant Agent



By:
     ---------------------
     Name:
     Title:
Issue Date:
           ---------------

                                                                         ANNEX A

                              FORM OF SUBSCRIPTION

                (To be executed only upon exercise of the Warrant
                              in whole or in part)

To THE NEW WORLD POWER CORPORATION

               The undersigned registered holder of the accompanying Warrant hereby irrevocably exercises such Warrant or portion thereof for, and purchases thereunder, ________* Warrant Shares (as defined in such Warrant) and herewith [makes payments therefor of $_____] [OR] [makes payment therefor by application pursuant to Section 1.6 of such Warrant of $____________ aggregate principal amount of Notes (as defined in such Warrant] [OR] (makes payment therefor by conversion _____ Warrant Shares represented by such Warrant pursuant to Section
1.7 of such Warrant]. The undersigned requests that the certificates for such Warrant Shares to be issued in the name of, and delivered to, __________________, whose address is ______________________. [NOTE: The address for delivery may not be in the United States unless it is to a professional fiduciary in the United States having investment discretion for the undersigned holder.]

               The undersigned certifies that (i) it is not a U.S. Person and such Warrant is not being exercised on behalf of a U.S. Person (as such term is defined in Regulation S under the Securities Act of 1933, as amended) and (ii) such Warrant is not being exercised in the United States.

Dated:

        Name of Warrant Holder:
                                 -----------------------------------------------
                                 (Name must conform in all respects to name of holder as specified on the face of the Warrant)

                                 -----------------------------------------------
                                                 (Street Address)


                                 -----------------------------------------------
                                 (City)         (State)               (Zip Code)

Signed in the presence of:


- -------------------------


- -------------------------------
* Insert the number of Warrant Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

                                                                         ANNEX B


                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)


               For Value received, the undersigned hereby sells, assigns and transfers to __________________________ [Name] of __________________________
[Address] the right represented by the within Warrant to purchase _____________ shares of Common Stock of THE NEW WORLD POWER CORPORATION to which the within Warrant relates, and appoints __________________ Attorney to transfer such right on the books of THE NEW WORLD POWER CORPORATION with full power of substitution in the premises.


Dated:



                                 -----------------------------------------------
                                 (Name must conform in all respects to name of holder as specified on the face of the Warrant)

                                 -----------------------------------------------
                                                 (Street Address)


                                 -----------------------------------------------
                                 (City)         (State)               (Zip Code)

Signed in the presence of:


- -------------------------

                              THE NEW WORLD POWER COMPANY LIMITED

                          (INCORPORATED IN ENGLAND NO. 2837916 UNDER
                                    THE COMPANIES ACT 1985)

                                       0% SENIOR SECURED
                                   NOTE DUE 1 DECEMBER 1996


Issued pursuant to the Memorandum and Articles of Association and authorized by resolution of the Board of Directors passed as of April 1, 1996.

1. For value received, THE NEW WORLD POWER COMPANY LIMITED whose registered office is at Tavistock House, 34/36 Bromham Road, Bedford MK 40 ZQD England (the "COMPANY") promises to pay to THE SUNDIAL INTERNATIONAL ------- FUND LIMITED, c/o Coutts & Co. (Bahamas) Ltd., Coutts Building - West Bay Street, P.O. Box N7788, Nassau, Bahamas (the "REGISTERED HOLDER") on 1 December ----------------- 1996 (the "REPAYMENT DATE") the principal sum of US $579,851.13 except to the -------------- extent that such principal sum shall have been redeemed in whole or this Note shall have been exchanged in accordance with the Conditions attached hereto.

2. The income element for the income period commencing on the issue date and ending on the Repayment Date is US $29,851.13 as those terms are defined in Schedule 4 to the Income and Corporation Taxes Act 1988.

3. This Note is issued subject to and with the benefit of the Conditions attached hereto which are deemed to be part of it.

        Executed and unconditionally delivered as a Deed by the Company as of this 1st day of April 1996 in the presence of:



- -------------------------                   -----------------------------
- --------------                                     -----------------
Director                                           Director


                                                                       EXHIBIT C

                        THE CONDITIONS WITHIN REFERRED TO

1. The Company represents that its obligations under this Note are legal, valid and binding obligations on it.

2.      Until the whole of this Note has been exchanged or redeemed:

        2.1 the Registered Holder shall be entitled to appoint a director (reasonably acceptable to the Company) to the Board of Directors of the Company; and

        2.2 the Company shall not incur any indebtedness for borrowed money, including any guarantees or assumptions of indebtedness for borrowed money (other than in favour of the Registered Holder), without the prior written consent of the Registered Holder.

3. All payments under this Note shall be made by remitting the amount due, net of all wire transfer and other handling charges, to Marine Midland Bank, 140 Broadway, New York, New York, for credit to the account of The Hong Kong and Shanghai Bank (CI) Ltd. for further credit to the account of The Sundial International Fund Limited, A/C No. 000-03890-0, CHIPS UID 139586, or to such other place and in such other manner as the Registered Holder may by notice to the Company provide.

4. This Note shall be entitled to the benefits of that certain Amended and Restated Charge Over Shares of even date herewith by and among the Company, the Registered Holder and the Escrow Agent referred to therein (the "AMENDED CHARGE") and that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") dated as of March 1, 1996 among the Company, Wolverine Power Corporation ("WOLVERINE"), The New World Power Corporation ("NWP CORP.")(parent company of the Company), and the Registered Holder.

5. The Registered Holder shall receive, in consideration of its purchase of this Note by surrender to the Company for cancellation of the Company's 0% Secured Note due 31 March 1996 in the principal amount of US $550,000, (i) the Note, (ii) the "Amended Guarantee" (hereinafter defined), (iii) the Amended Charge and (iv) the Forbearance Agreement. Concurrently with the purchase of this Note by the Registered Holder, the Company has entered into that certain Amended and Restated Continuing Guarantee (the "AMENDED GUARANTEE") of even date herewith pursuant to which, among other things, the Company has irrevocably and unconditionally guaranteed the payment and performance by: (A) its affiliated company, Wolverine, of all of Wolverine's obligations under the "Amended Wolverine Note" and the Amended Mortgages and Security Agreements ("AMENDED MORTGAGES") referred to in the Amended Guarantee,
        (B) NWP Corp. of all of the obligations of NWP Corp., under and pursuant to the Amended Support and Pledge Agreement referred to in the Amended Guarantee and (C) Wolverine and NWP Corp. of all of their obligations under and pursuant to the Forbearance Agreement. In further consideration of the Registered Holder's purchase of this Note from the Company, the Company has entered into the Amended Charge of even date herewith whereby the Company has pledged 700,000 Ordinary Shares

        ("REIL CHARGED SHARES") of Renewable Energy Ireland Limited ("REIL"), a corporation organized and existing under the laws of the Republic of Ireland as security for, among other things, the obligations of the Company under this Note and the Amended Guarantee.

6. The principal sum of this Note or the then outstanding balance thereof shall become immediately due and payable following the happening of any of the following events:

        6.1 if the Company defaults in the payment of the principal of (or premium, if any, on) this Note when it becomes due and payable, whether at maturity, by mandatory prepayment, by acceleration or otherwise ; or

        6.2 if the Company is in breach of or does not comply with any of the conditions of this Note and (if the same shall be capable of remedy) fails to remedy the same within three (3) calendar days after service of notice in writing on the Company requiring the same to be remedied; or

        6.3 if the Company is in breach of or does not comply with any of the conditions of the Amended Guarantee, the Amended Charge or the Forbearance Agreement and (if the same shall be capable of remedy) fails to remedy the same within three (3) calendar days after service of notice in writing to the Company; or

        6.4 if any representation or warranty made by the Company in any of the documents or instruments referred to herein proves to have been false or misleading in any material respect when made; or

        6.5 if an administrative order is made in relation to the Company or a receiver or manager or administrative receiver is appointed for the Company or any of the Company's assets or the Company enters into reorganization or liquidation; or

        6.6 if the Company, NWP Corp. or Wolverine shall (i) commence a voluntary case under Title 11 of the United States Code as from time to time in effect; (ii) file an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seek, consent to or acquiesce in the relief therein provided, or fail to controvert timely the material allegations of any such petition; (iii) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction, including, without limitation, the law of England and Wales, relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief; (iv) by the entry of an order by a court of competent jurisdiction, be found to be bankrupt or insolvent; (v) make an assignment for the benefit of, or enter into a composition with, creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or (vi) take any formal corporate action in furtherance of the foregoing.

        6.7 If an "Event of Default" (as defined in the Forbearance Agreement) shall have occurred and be continuing.

7. If the Company defaults in the payment of the principal of this Note when it becomes due and payable, such principal sum shall be increased by the sum of US $275.00 per day until this Note is redeemed in full.

8. If at any time the Company is required to make any deduction or withholding in respect of taxes imposed by or within the United Kingdom from any payment due under this Note (including any payment required to be made pursuant to this Clause 8), the sum due from the Company in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Registered Holder receives on the due date for such payment (and retains, free from any liability, other than tax on the overall net income or profits of the Registered holder, in respect of such deduction or withholding), a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

9. If following any such deduction or withholding as is referred to in the foregoing paragraph from any payment by the Company, the Registered Holder shall receive any repayment of tax in respect of which such deduction or withholding was made, the Registered Holder shall, subject to the Company's having made any increased payment as provided in the foregoing paragraph, reimburse the Company with such amount as shall be the proportion of such repayment as will leave the Registered holder (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the Company.

10. The Company may redeem in whole or in part of the principal sum of the Note at any time. On such redemption (or upon payment at maturity), this Note shall be cancelled but no such cancellation shall in any way alter or diminish any continuing rights of the Registered Holder under the Forbearance Agreement, the Amended Guarantee or the Amended Charge. The Registered Holder is also entitled to the benefit of certain provisions of the Forbearance Agreement and the "Transaction Documents" referred to in the Forbearance Agreement providing for mandatory prepayment of this Note under certain circumstances.

11. This Note may be transferred or assigned either in whole or in part by the Registered Holder.

12. The principal sum of this Note will be paid without regard to any equities between the Company and the Registered Holder or to any right of set-off or cross-claim, and the receipt of the Registered Holder for such principal sum shall be a good discharge to the Company for the same.

13. No application will be made for a listing for or permission to deal in this Note upon any stock exchange (in the United Kingdom or elsewhere), and this Note shall not be offered to the public for subscription or purchase.

14. Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto):

                         The New World Power Company Ltd.
                         c/o The New World Power Corporation
                         The Farmhouse
                         558 Lime Rock Road
                         Lime Rock, CT  06039
                         Attn: Mr. George Petrenko
                         Fax: (203) 435-0505

                                   with a copy to:

                                   The New World Power Company Ltd.
                                   Tavistock House
                                   34/36 Bromham Road
                                   Bedford MK 40 ZQD
                                   England
                                   Attention: Mr. Chuan Zhang

                                   and:

                                   Finers
                                   Solicitors
                                   179 Great Portland Street
                                   London W1N 6L3
                                   England
                                   Attn:  John D'Ardenne, Esq.
                                   Fax: 011 44 171 323 4000
                                   or: 011 44 171 580 7069

                         Olshan Grundman Frome & Rosenzweig, LLP
                         505 Park Avenue
                         New York, New York 10022
                         Telephone  (212) 755-1467
                         Attention:  Thomas J. Fleming, Esq.

                         The Sundial International Fund Ltd.
                         c/o Coutts & Co. (Bahamas) Ltd.
                         P.O. Box N7788
                         Nassau, Bahamas

                         Attention: Mr. James Graham
                                    Secretary and Registrar
                         Fax: (809) 326-6709

                                   with a copy to:

                                   Sundt & Co. Ltd.
                                   11 St. James's Square
                                   London SW1Y 4LB
                                   England
                                   Attention: Mr. Jens Wilhelmsen
                                   Fax: 011 44 171 930 1784

                                   and

                                   Gilmartin, Poster & Shafto
                                   One William Street
                                   New York, New York 10004 USA
                                   Attention:  Donald B. Shafto, Esq.
                                   Fax: (212) 482 0848
                                   (212) 425-3130

15. This Note will be construed in accordance with English Law, and each of the Company and the Registered Holder irrevocably submits to the non-exclusive jurisdiction of the English Courts in respect of any dispute relating to this Note.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING THIS NOTE, (2) THE SALE IS MADE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) OR A SUCCESSOR RULE UNDER THE ACT, OR (3) THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ANOTHER EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                              AMENDED AND RESTATED
                           WOLVERINE POWER CORPORATION
                               FIRST MORTGAGE NOTE


$3,434,602.00 U.S.           Dated as of March 1, 1996


        WHEREAS, concurrently with the execution and delivery hereof, WOLVERINE POWER CORPORATION (the "COMPANY"), a Delaware corporation, THE NEW WORLD POWER CORPORATION ("NWP CORP."), a Delaware corporation, THE SUNDIAL INTERNATIONAL FUND LIMITED ("SUNDIAL"), a Cayman Islands corporation and THE NEW WORLD POWER COMPANY LIMITED ("NWP LTD."), have entered into that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") dated as of March 1, 1996, providing, among other things, for the issuance by the Company (i) of this Amended and Restated Wolverine Power Corporation First Mortgage Note ("AMENDED WOLVERINE NOTE"), and (ii) those two certain Amended and Restated Mortgage and Security Agreements ("AMENDED WOLVERINE MORTGAGES") to Sundial;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants in the Forbearance Agreement contained and for other good and valuable consideration, receipt whereof the Company does hereby acknowledge, and is therewith fully satisfied, contented and paid, the Company hereby issues and delivers this Amended Note to Sundial.

        The Company hereby promises to pay to Sundial, the principal office of which is located at c/o Coutts & Co. (Bahamas) Ltd., P.O. Box N7788, Nassau, Bahamas, or registered assigns (the "HOLDER"), the principal sum of THREE MILLION FOUR HUNDRED THIRTY FOUR THOUSAND SIX HUNDRED TWO AND NO/100 U.S. DOLLARS ($3,434,602.00), in four installments of principal, the first of which shall be in the amount of

                                                                       EXHIBIT D

FIVE HUNDRED FORTY TWO THOUSAND THREE HUNDRED FIVE AND 50/100 U.S. DOLLARS ($542,305.50) and shall be payable on December 1, 1996, each of the second and third of which shall be in the amount of ONE HUNDRED EIGHTY THOUSAND SEVEN HUNDRED SIXTY-EIGHT AND 50/100 U.S. DOLLARS ($180,768.50) and shall be payable on March 1, 1997 and June 1, 1997, respectively, the fourth and final of which shall be in the amount of TWO MILLION FIVE HUNDRED THIRTY THOUSAND SEVEN HUNDRED FIFTY-NINE AND 50/100 U.S. DOLLARS ($2,530,759.50) and shall be payable on July 31, 1997, together with interest thereon at the LIBOR Rate, as defined below, plus two (2) percentage points on the unpaid principal balance hereof, accrued interest to be payable concurrently with the payment of installments of principal. As used herein, "LIBOR Rate" shall mean the rate published in THE WALL STREET JOURNAL as the three-month London Interbank Offered Rate (LIBOR) two
(2) business days prior to March 1, 1996 and two (2) business days prior to each three-month anniversary of March 1, 1996. Interest hereunder shall be calculated for the actual number of days elapsed on the basis of a 360-day year. Both the principal of and interest on this Amended Wolverine Note shall be payable in lawful money of the United States of America by wire transfer, net of all wire transfer and other bank charges, to Marine Midland Bank, 140 Broadway, New York, New York, for credit to the account of The Hong Kong and Shanghai Bank (CI) Ltd. for further credit to the account of The Sundial International Fund Limited, a/c no. 000-03890-0, CHIPS UID 139586, or to such other place and in such other manner as the Holder may from time to time request. Notwithstanding the foregoing, following the occurrence of an Event of Default hereunder and so long as the same shall be continuing, the Company shall pay interest on the entire unpaid principal balance of this Amended Wolverine Note, at a rate per annum equal at all times to two percentage points (2%) per annum above the rate per annum otherwise required to be paid on such balance as provided above.

        This Amended Wolverine Note is a registered Note and is transferable only by surrender hereof at the principal office of the Company in Lime Rock, Connecticut, duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of this Amended Wolverine Note or his or her attorney, duly authorized in writing.

        This Amended Wolverine Note is secured by the Amended Wolverine Mortgages from the Company to Sundial, which Amended Wolverine Mortgages constitute a first lien on the hydroelectric facilities of the Company located in the Counties of Gladwin and Midland, State of Michigan and upon other property of the Company.

        The Company may at its option prepay the whole or any portion of the principal amount of this Amended Wolverine Note at any time without payment of any premium or penalty.

        This Amended Wolverine Note is subject to mandatory prepayment in whole or in part upon the occurrence of certain events specified in the Forbearance Agreement and therein referred to as "Note Prepayment Events".

        Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Connecticut, such payment may be made on the next succeeding business day.

        If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

        (a) The Company shall fail to pay any installment of principal or interest on this Amended Wolverine Note on the date such payment is due;

        (b) The Company shall fail to perform or observe any other term, covenant or agreement contained in this Amended Wolverine Note on its part to be performed or observed;

        (c) The Company or any subsidiary of the Company shall (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) file an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seek, consent to or acquiesce in the relief therein provided, or fail to controvert timely the material allegations of any such petition; or if an order for relief in any involuntary case commenced under said Title 11 is entered against the Company or any subsidiary; (iv) seeks relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of directors, or consent to or acquiesce in such relief; (v) by the entry of an order by a court of competent jurisdiction, be found to be bankrupt or insolvent; (vi) make an assignment for the benefit of, or enter into a composition with, creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or (vii) take any formal corporate action in furtherance of the foregoing; or

        (d) If any "Event of Default" (as defined in the Forbearance Agreement) shall occur and be continuing;

then, and in any such event, while such event shall be continuing, the Holder may, with the written consent of the holders of sixty-six and two-thirds percent (66-2/3%) or more in aggregate principal amount of this Amended Wolverine Note at the time outstanding, by written notice to the Company, declare the entire unpaid principal amount of this Amended Wolverine Note and all interest accrued and unpaid thereon to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection (c) above, in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, and the Company shall forthwith pay to such Holder the entire principal of and interest accrued on this Amended Wolverine Note.

        The Company shall pay not later than September 1, 1996 all costs and expenses which the Company has undertaken to pay jointly and severally with NWP Corp. and NWP Ltd. pursuant to Sections 18 and 22 of the Forbearance Agreement which have been billed to the

Company on or before such date and to pay within 10 calendar days following demand therefor all such other costs and expenses which are billed to the Company following September 1, 1996. The Company shall also pay any and all costs incurred by the Holder in connection with the enforcement and collection of this Amended Wolverine Note.

        This Amended Wolverine Note may not be amended, and no default hereunder may be waived, without the prior written consent of the Company and the holders of sixty-six and two-thirds percent (66-2/3%) or more in aggregate principal amount of this Amended Wolverine Note at the time outstanding.

Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto):

               Wolverine Power Corporation
               c/o The New World Power Corporation
               The Farmhouse
               558 Lime Rock Road
               Lime Rock, CT 06039
               Fax: (203) 435-0505

                      with a copy to:

                      The New World Power Company Ltd.
                      Tavistock House
                      34/36 Bromham Road
                      Bedford M
                      K 40 ZQD
                      England
                      Attention: Mr. Chuan Zhang

                      and:

                      Finers
                      Solicitors
                      179 Great Portland Street
                      London W1N 6L3
                      England
                      Attn:  John D'Ardenne, Esq.
                      Fax: 011 44 171 323 4000
                       or: 011 44 171 580 7069

                      Olshan Grundman Frome & Rosenzweig, LLP
                      505 Park Avenue
                      New York, New York 10022
                      Telephone  (212) 755-1467
                      Attention:  Thomas J. Fleming, Esq.

               The Sundial International Fund Ltd.
               c/o Coutts & Co. (Bahamas) Ltd.
               P.O. Box N7788
               Nassau, Bahamas
               Attn: Mr. James Graham
                         Secretary and Registrar
               Fax: (809) 326-6709

                      with a copy to:

                      Sundt & Co. Ltd.
                      11 St. James's Square
                      London SW1Y 4LB
                      England
                      Attn: Jens Wilhelmsen
                      Fax: 011 44 171 930 1784

                      and

                      Gilmartin, Poster & Shafto
                      One William Street
                      New York, New York 10004 USA
                      Attention:  Donald B. Shafto, Esq.
                      Fax: (212) 482-0848
                           (212) 425-3130

        This Amended Wolverine Note is being executed and delivered in the State of New York and shall be construed in accordance with the laws thereof.

               IN WITNESS WHEREOF, the undersigned has set its hand as of the date and year first above written.

                           WOLVERINE POWER CORPORATION

                           By:___________________________
                              [Title]

                     AMENDED MORTGAGE AND SECURITY AGREEMENT



               THIS AMENDED MORTGAGE AND SECURITY AGREEMENT is made as of the 1st day of March, 1996 by and between WOLVERINE POWER CORPORATION, a Delaware corporation, the principal office of which is located at 558 Lime Road Road, Lime Rock, Connecticut 06039 ("MORTGAGOR") and THE SUNDIAL INTERNATIONAL FUND LIMITED, a Cayman Islands company limited by shares, the principal office of which is located at c/o Coutts & Co. (Bahamas) Ltd., P.O. Box N7788, Nassau, Bahamas, Attention: Mr. James Graham, Secretary and Registrar ("MORTGAGEE").


                              W I T N E S S E T H:


               WHEREAS, the Mortgagor heretofore entered into that certain Mortgage and Security Agreement dated the 31st day of December, 1992 in favor of The New World Power Corporation, a Delaware corporation ("NWP CORP.") as security for, among other things, a certain First Mortgage Note of even date therewith in the original principal amount of U.S.$3,000,000 which said Mortgage was recorded in the office of the Registrar of Deeds for the County of Gladwin, State of Michigan on January 5, 1993 at 1:43 P.M. in Liber 393 at page 755;

               WHEREAS, the said First Mortgage Note was subsequently assigned by NWP Corp. to Mortgagee and pursuant to that certain letter agreement dated as of December 1, 1995 among Mortgagor, NWP Corp. and Mortgagee, among others, the "New Principal Balance" of said First Mortgage Note was agreed to be $3,615,370.00 as of December 1, 1995;

               WHEREAS, as security for the said First Morrgage Note as so and otherwise amended, the said Mortgage and Security Agreement was assigned by NWP Corp. to Mortgagee by Assignment of Mortgage dated the 31st day of December 1992 and recorded in the office of the Registrar of Deeds for the County of Gladwin, State of Michigan on December 13, 1995 at 3:18 P.M. in Liber 438, at page 351;

               WHEREAS, pursuant to a certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") among Mortgagee, NWP

                                                                     EXHIBIT E-1

Corp., The New World Power Company Limited ("NWP LTD.") and Mortgagor dated as of March 1, 1996, a copy of the Forbearance Agreement without exhibits thereto being annexed hereto as EXHIBIT A and made a part hereof, Mortgagor agreed to execute and deliver to Mortgagee a certain Amended and Restated Wolverine Power Corporation First Mortgage Note dated as of March 1, 1996 ("AMENDED WOLVERINE NOTE") pursuant to which the First Mortgage Note above referred to was amended and restated and the outstanding principal amount as at March 1, 1996 thereof agreed to be U.S. $3,434,602.00, a copy of the Amended Wolverine Note being annexed hereto as EXHIBIT B and made a part hereof; and Mortgagor has agreed that it is justly indebted to Mortgagee, as evidenced by the Amended Wolverine Note, in the principal amount of U.S. $3,434,602.00 as of March 1, 1996 and is further justly indebted to Mortgagee for performance of each and every one of the other Obligations to be performed or observed by Mortgagor and the other Companies under and pursuant to the terms of the Forbearance Agreement and the other Transaction Documents referred to therein (the terms "Obligations", "Companies" and "Transaction Documents" as used herein being as defined in the Forbearance Agreement); and

               WHEREAS, pursuant to the Forbearance Agreement Mortgagor and Mortgagee have agreed, amongst other things, to execute, deliver and cause to be recorded this Amended Mortgage and Security Agreement ("AMENDED WOLVERINE MORTGAGE") whereby the said First Mortgage as heretofore assigned pursuant to the said Assignment is amended.

               NOW, THEREFORE, the Mortgagor, for the purpose of securing the payment of the Amended Wolverine Note and the performance by the Mortgagor and the other Companies of each and every one of the Obligations referred to in the Forbearance Agreement and the other Transaction Documents referred to therein hereby in all respects confirms the Mortgage and Security Agreement and grants unto Mortgagee, its successors and assigns, all the other terms, rights, and conditions whatsoever created in favor of Mortgagee as set forth and contained in the aforesaid Mortgage and Security Agreement as assigned to Mortgagee with the intent and effect that each and every one of the rights, powers, privileges and covenants therein contained for the benefit of Mortgagee shall hereafter secure in all respects the performance by the Mortgagor of the Amended Wolverine Note and each and every one of the Obligations in the Forbearance Agreement and the other Transaction Documents on the part of the Mortgagor and the other Companies to be performed and observed:

               AND IT IS FURTHER AGREED AND UNDERSTOOD by and between the Mortgagor and Mortgagee as follows:

               1. The notice provision set forth in Section 31 of the Mortgage and Security Agreement as assigned is hereby amended to read in its entirety as follows.

        "Any and all notices or demands hereunder may be given by either party to the other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from either party to the other):

                             Wolverine Power Corporation
                             c/o The New World Power Corporation
                             The Farmhouse
                             558 Lime Rock Road
                             Lime Rock, CT 06039
                             Fax: (203) 435-0505

                             and:

                             The Sundial International Fund Ltd.
                             c/o Coutts & Co. (Bahamas) Ltd.
                             P.O. Box N7788
                             Nassau, Bahamas
                             Attn: Mr. James Graham
                                   Secretary and Registrar
                             Fax: (809) 326-6709

                             with a copy to

                             Gilmartin, Poster & Shafto
                             One William Street - 5th Floor
                             New York, New York 10004
                             Attn: Donald B. Shafto,Esq.
                             Tel: 212 425 3220
                             FAX: 212 482-0848"


               2. Any and all references in the Mortgage and Security Agreement (as heretofore assigned by NWP Corp. to the Mortgagee) to the "Note" shall hereinafter mean and refer to the Amended Wolverine Note; all references therein to Schedule A shall hereafter mean and refer to the Amended Wolverine Note; and all references therein to "Event of Default" shall hereafter mean and refer to an "Event of Default" as referred to and defined in the Amended Wolverine Note.

               3. Except as hereinabove otherwise expressly set forth, the Mortgage and Security Agreement as heretofore assigned by NWP Corp. to the Mortgagee shall remain in full force and effect without further change.

                      IN WITNESS WHEREOF, the Mortgagor and Mortgagee have caused their names to be set forth on this Amended Wolverine Mortgage as of this 1st day of March, 1996 through their corporate officers thereunto duly authorized.



Signed, sealed and delivered       WOLVERINE POWER CORPORATION
in the presence of:



_________________________          By:_________________________________





Signed, sealed and delivered       THE SUNDIAL INTERNATIONAL
in the presence of:                FUND LIMITED



_________________________          By:________________________________
                                             Donald B. Shafto,
                                             Assistant Secretary

STATE OF NEW YORK            )
                              SS.:
COUNTY OF NEW YORK           )

        Be it known, That on this _____ day of May 1996, personally appeared before me ____________________________, who being duly sworn, deposed and said that he resides at _____________________________________________________, that he is the ___________________________ of Wolverine Power Corporation, the corporation which is described in and which executed the within instrument, and that he affixed his signature by order of the board of directors of the said corporation and acknowledged the within instrument to be the free act and deed of the said corporation.

In Testimony whereof, I have hereunto set my hand and seal this _____ day of May 1996.

                                                   ---------------------------
                                                          Notary Public



STATE OF NEW YORK            )
                              SS.:
COUNTY OF NEW YORK            )

        Be it known, That on this _____ day of May 1996, personally appeared before me Donald B. Shafto, who being duly sworn, deposed and said that he resides at 5th Floor, One William Street, New York, New York 10004 that he is an Assistant Secretary of Sundial International Fund Limited, the corporation which is described in and which executed the within instrument, and that he affixed his signature by order of the board of directors of the said corporation and acknowledged the within instrument to be the free act and deed of the said corporation.

In Testimony whereof, I have hereunto set my hand and seal this _____ day of May, 1996.

                                                   ---------------------------
                                                          Notary Public

THIS INSTRUMENT WAS DRAFTED BY:

Donald B. Shafto, Esq.
c/o Messrs. Gilmartin, Poster & Shafto
One William Street - 5th Floor
New York, New York 10004
(212) 425-3220

                     AMENDED MORTGAGE AND SECURITY AGREEMENT



               THIS AMENDED MORTGAGE AND SECURITY AGREEMENT is made as of the 1st day of March, 1996 by and between WOLVERINE POWER CORPORATION, a Delaware corporation, the principal office of which is located at 558 Lime Road Road, Lime Rock, Connecticut 06039 ("MORTGAGOR") and THE SUNDIAL INTERNATIONAL FUND LIMITED, a Cayman Islands company limited by shares, the principal office of which is located at c/o Coutts & Co. (Bahamas) Ltd., P.O. Box N7788, Nassau, Bahamas, Attention: Mr. James Graham, Secretary and Registrar ("MORTGAGEE").


                              W I T N E S S E T H:


               WHEREAS, the Mortgagor heretofore entered into that certain Mortgage and Security Agreement dated the 31st day of December, 1992 in favor of The New World Power Corporation, a Delaware corporation ("NWP CORP.") as security for, among other things, a certain First Mortgage Note of even date therewith in the original principal amount of U.S.$3,000,000 which said Mortgage was recorded in the office of the Registrar of Deeds for the County of Midland, State of Michigan on January 5, 1993 at 10:56 A.M. in Liber 713 at page 659;

               WHEREAS, the said First Mortgage Note was subsequently assigned by NWP Corp. to Mortgagee and pursuant to that certain letter agreement dated as of December 1, 1995 among Mortgagor, NWP Corp. and Mortgagee, among others, the "New Principal Balance" of said First Mortgage Note was agreed to be $3,615,370.00 as of December 1, 1995;

               WHEREAS, as security for the said First Morrgage Note as so and otherwise amended, the said Mortgage and Security Agreement was assigned by NWP Corp. to Mortgagee by Assignment of Mortgage dated the 31st day of December 1992 and recorded in the office of the Registrar of Deeds for the County of Midland, State of Michigan on December 13, 1995 at 3:08 P.M. in Liber 797, at page 495;

               WHEREAS, pursuant to a certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") among Mortgagee, NWP

                                                                     EXHIBIT E-2

Corp., The New World Power Company Limited ("NWP LTD.") and Mortgagor dated as of March 1, 1996, a copy of the Forbearance Agreement without exhibits thereto being annexed hereto as EXHIBIT A and made a part hereof, Mortgagor agreed to execute and deliver to Mortgagee a certain Amended and Restated Wolverine Power Corporation First Mortgage Note dated as of March 1, 1996 ("AMENDED WOLVERINE NOTE") pursuant to which the First Mortgage Note above referred to was amended and restated and the outstanding principal amount as at March 1, 1996 thereof agreed to be U.S. $3,434,602.00, a copy of the Amended Wolverine Note being annexed hereto as EXHIBIT B and made a part hereof; and Mortgagor has agreed that it is justly indebted to Mortgagee, as evidenced by the Amended Wolverine Note, in the principal amount of U.S. $3,434,602.00 as of March 1, 1996 and is further justly indebted to Mortgagee for performance of each and every one of the other Obligations to be performed or observed by Mortgagor and the other Companies under and pursuant to the terms of the Forbearance Agreement and the other Transaction Documents referred to therein (the terms "Obligations", "Companies" and "Transaction Documents" as used herein being as defined in the Forbearance Agreement); and

               WHEREAS, pursuant to the Forbearance Agreement Mortgagor and Mortgagee have agreed, amongst other things, to execute, deliver and cause to be recorded this Amended Mortgage and Security Agreement ("AMENDED WOLVERINE MORTGAGE") whereby the said First Mortgage as heretofore assigned pursuant to the said Assignment is amended.

               NOW, THEREFORE, the Mortgagor, for the purpose of securing the payment of the Amended Wolverine Note and the performance by the Mortgagor and the other Companies of each and every one of the Obligations referred to in the Forbearance Agreement and the other Transaction Documents referred to therein hereby in all respects confirms the Mortgage and Security Agreement and grants unto Mortgagee, its successors and assigns, all the other terms, rights, and conditions whatsoever created in favor of Mortgagee as set forth and contained in the aforesaid Mortgage and Security Agreement as assigned to Mortgagee with the intent and effect that each and every one of the rights, powers, privileges and covenants therein contained for the benefit of Mortgagee shall hereafter secure in all respects the performance by the Mortgagor of the Amended Wolverine Note and each and every one of the Obligations in the Forbearance Agreement and the other Transaction Documents on the part of the Mortgagor and the other Companies to be performed and observed:

               AND IT IS FURTHER AGREED AND UNDERSTOOD by and between the Mortgagor and Mortgagee as follows:

               1. The notice provision set forth in Section 31 of the Mortgage and Security Agreement as assigned is hereby amended to read in its entirety as follows.

        "Any and all notices or demands hereunder may be given by either party to the other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from either party to the other):

                             Wolverine Power Corporation
                             c/o The New World Power Corporation
                             The Farmhouse
                             558 Lime Rock Road
                             Lime Rock, CT 06039
                             Fax: (203) 435-0505

                             and:

                             The Sundial International Fund Ltd.
                             c/o Coutts & Co. (Bahamas) Ltd.
                             P.O. Box N7788
                             Nassau, Bahamas
                             Attn: Mr. James Graham
                                   Secretary and Registrar
                             Fax: (809) 326-6709

                             with a copy to

                             Gilmartin, Poster & Shafto
                             One William Street - 5th Floor
                             New York, New York 10004
                             Attn: Donald B. Shafto,Esq.
                             Tel: 212 425 3220
                             FAX: 212 482-0848"


               2. Any and all references in the Mortgage and Security Agreement (as heretofore assigned by NWP Corp. to the Mortgagee) to the "Note" shall hereinafter mean and refer to the Amended Wolverine Note; all references therein to Schedule A shall hereafter mean and refer to the Amended Wolverine Note; and all references therein to "Event of Default" shall hereafter mean and refer to an "Event of Default" as referred to and defined in the Amended Wolverine Note.

               3. Except as hereinabove otherwise expressly set forth, the Mortgage and Security Agreement as heretofore assigned by NWP Corp. to the Mortgagee shall remain in full force and effect without further change.

                      IN WITNESS WHEREOF, the Mortgagor and Mortgagee have caused their names to be set forth on this Amended Wolverine Mortgage as of this 1st day of March, 1996 through their corporate officers thereunto duly authorized.



Signed, sealed and delivered       WOLVERINE POWER CORPORATION
in the presence of:



_________________________          By:_________________________________





Signed, sealed and delivered       THE SUNDIAL INTERNATIONAL
in the presence of:                FUND LIMITED



_________________________          By:________________________________
                                              Donald B. Shafto,
                                              Assistant Secretary

STATE OF NEW YORK            )
                              SS.:
COUNTY OF NEW YORK           )

        Be it known, That on this _____ day of May 1996, personally appeared before me ____________________________, who being duly sworn, deposed and said that he resides at _______________________________________________, that he is the _____________ of Wolverine Power Corporation, the corporation which is described in and which executed the within instrument, and that he affixed his signature by order of the board of directors of the said corporation and acknowledged the within instrument to be the free act and deed of the said corporation.

In Testimony whereof, I have hereunto set my hand and seal this _____ day of May 1996.

                                                   ---------------------------
                                                          Notary Public



STATE OF NEW YORK            )
                              SS.:
COUNTY OF NEW YORK            )

        Be it known, That on this _____ day of May 1996, personally appeared before me Donald B. Shafto, who being duly sworn, deposed and said that he resides at 5th Floor, One William Street, New York, New York 10004 that he is an Assistant Secretary of Sundial International Fund Limited, the corporation which is described in and which executed the within instrument, and that he affixed his signature by order of the board of directors of the said corporation and acknowledged the within instrument to be the free act and deed of the said corporation.

In Testimony whereof, I have hereunto set my hand and seal this _____ day of May, 1996.

                                                   ---------------------------
                                                          Notary Public



THIS INSTRUMENT WAS DRAFTED BY:

Donald B. Shafto, Esq.
c/o Messrs. Gilmartin, Poster & Shafto
One William Street - 5th Floor
New York, New York 10004
(212) 425-3220

                      AMENDED SUPPORT AND PLEDGE AGREEMENT




                                            Dated as of March 1, 1996






The Sundial International Fund Limited
c/o Coutts & Co. (Bahamas) Ltd.
Coutts Building
West Bay Street
P.O. Box N 7788
Nassau, Bahamas

Gentlemen:

               We refer to that certain (i) Support and Pledge Agreement dated December 31, 1992 by and between The New World Power Corporation (fka Wolverine Holdings Inc.) ("NWP CORP.") and The Sundial International Fund Limited ("SUNDIAL"), a copy of which is annexed hereto as EXHIBIT A and made a part hereof, and (ii) Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") dated as of March 1, 1996 by and among NWP Corp., Sundial, The New World Power Corporation Limited ("NWP LTD.") and Wolverine Power Corporation ("WOLVERINE").

               Capitalized terms used herein and not defined herein are used with the meanings assigned thereto in the Forbearance Agreement.

               This Agreement is the Amended Support and Pledge Agreement referred to in the Forbearance Agreement and is entered into as required by and pursuant to the Forbearance Agreement. This Amended Support and Pledge Agreement amends and restates the terms of the Support and Pledge Agreement.

               As an inducement to Sundial to enter into and perform the terms of the Forbearance Agreement, NWP Corp. hereby agrees that in the event of the failure of Wolverine to pay the principal of or interest on the Amended Wolverine Note when due, the


                                                                       EXHIBIT F
undersigned shall make loans to Wolverine sufficient to enable Wolverine to make payments of principal and interest under the Amended Wolverine Note when due, the repayment of which loans shall be subordinated to any and all Obligations to Sundial on terms satisfactory to Sundial in its sole discretion.

               NWP Corp. is the legal and beneficial owner of 200 shares of Wolverine, constituting all of the issued and outstanding capital stock of Wolverine ("WOLVERINE STOCK"). The Wolverine Stock is evidenced by Share Certificate No. 7 dated June 23, 1989 heretofore delivered to Sundial together with a stock power signed in blank dated January 5, 1993 ("STOCK POWER") (the Wolverine Stock, the Stock Power and the proceeds thereof being herein collectively called the "COLLATERAL") pursuant to the Support and Pledge Agreement on or about January 5, 1993 in perfection of the pledges and grant of a security interest in the Collateral granted by NWP Corp. under and pursuant to the Support and Pledge Agreement.

               NWP Corp. hereby confirms the pledge and grant of a security interest in the Collateral and hereby further confirms that said pledge and grant of a security interest shall secure each and every one of the Obligations under the Transaction Documents including, without limitation, the Obligations of Wolverine under the Amended Wolverine Note.

               So long as there shall not occur any default of NWP Corp. hereunder or any Event of Default under the Amended Wolverine Note or any Event of Default under the Forbearance Agreement (said default and said Events of Default being hereinafter referred to in this Amended Support and Pledge Agreement as an "EVENT OF DEFAULT"), the undersigned shall have the right to vote the Collateral on all corporate questions for all purposes not inconsistent with the terms of this Amended Support and Pledge Agreement and the other Transaction Documents. It is understood and agreed that any dividends or other distributions at any time declared upon or received with respect to the Collateral shall be received by NWP Corp. in trust for Sundial and shall forthwith upon receipt be transferred by NWP Corp. to Sundial to be applied by Sundial in prepayment of the principal of or interest on or expenses due in respect of or in accordance with the terms of the Amended Wolverine Note and the provisions of Section 7 of the Forbearance Agreement.

               NWP Corp. warrants and represents to you as follows:

               (i) there are no restrictions on the voting rights or on the transfer of any of the Collateral other than may appear on the certificate evidencing the Collateral or as provided in this Amended Support and Pledge Agreement;

               (ii) the undersigned has good and valid title to such Collateral, free and clear of any pledges, liens, charges, encumbrances or security interests and has the unfettered and unqualified right to vote, pledge and grant a security interest in or otherwise transfer such Collateral free of any of the above to Sundial without the consent, approval or authorization of any other Person, and NWP Corp. confirms that it shall not at any time, whether or not secondary or subordinate to the interests of Sundial hereunder or in the Collateral, at any time transfer, pledge, lien, charge, encumber or grant a security interest in the Collateral to any other person;

               (iii) pursuant to the Support and Pledge Agreement and this Amended Support and Pledge Agreement there has been created in favor of Sundial a valid first lien upon, and perfected security interest in the Collateral in favor of Sundial, such lien having been created and perfected with effect from and after the delivery to Sundial of the Collateral which NWP Corp. and Sundial acknowledge and agree occurred on January 5, 1993; and

               (iv) the execution, delivery and performance by NWP Corp. of this Amended Support and Pledge Agreement has been duly and validly authorized and constitutes the legal, valid and binding obligation of NWP Corp. enforceable against NWP Corp. in accordance with its terms and does not and will not violate any provision of law or the terms of any agreement to which NWP Corp. is now and may hereafter become a party.

               Upon the occurrence or continuance of an Event of Default, Sundial shall have, in addition to any other rights given by law, all of the rights and remedies with respect to the Collateral of a secured party under the applicable provisions of Article 9 of the Uniform Commercial Code.

               Upon payment in full of the Amended Wolverine Note and the performance by NWP Corp. of all of NWP Corp.'s obligations hereunder and the performance of all of the Obligations under the Transaction Documents, this Amended Support and Pledge Agreement shall terminate, otherwise to remain in full force and effect, and Sundial shall promptly deliver possession of the Collateral to NWP Corp. or as NWP Corp. may otherwise direct.

               This Amended Support and Pledge Agreement shall be mutually binding upon and for the mutual benefit of NWP Corp. and Sundial and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               If the foregoing sets forth your understanding, please sign this letter in the space provided below.

                                   Very truly yours,

                                   THE NEW WORLD POWER CORPORATION



                                   By:____________________________



ACCEPTED AND AGREED TO:

THE SUNDIAL INTERNATIONAL FUND LIMITED



By:_____________________________________
   Donald B. Shafto, Assistant Secretary

                            DATED AS OF MARCH 1, 1996




                       THE NEW WORLD POWER COMPANY LIMITED


                                     - to -


                     THE SUNDIAL INTERNATIONAL FUND LIMITED


                   ------------------------------------------

                    AMENDED AND RESTATED CONTINUING GUARANTEE
                   ------------------------------------------



                                                                       EXHIBIT G

                    AMENDED AND RESTATED CONTINUING GUARANTEE


               WHEREAS, THE NEW WORLD POWER COMPANY LIMITED, a corporation incorporated under the laws of England and Wales the registered office of which is at 179 Great Portland Street, London W1N 5FD (hereinafter called the "GUARANTOR") heretofore executed and delivered to The Sundial International Fund Limited, a Cayman Islands corporation, the address of which is c/o Coutts & Co. (Bahamas) Ltd., P.O. Box N7788, Nassau, Bahamas ( herein, together with its successors and assigns, referred to as "SUNDIAL") that certain Continuing Guarantee dated December 20, 1995;

               WHEREAS, in consideration of the extension of the maturity of that certain 0% Senior Secured $550,000.00 Note dated December 20, 1995 and due March 31,1996 heretofore issued by Guarantor to Sundial by exchange thereof for that certain 0% Senior Secured $579,851.13 Note date as of April 1, 1996 and for other good and valuable consideration, receipt whereof is hereby acknowledged, Guarantor and Sundial have agreed to amend and restate in full the form of the Continuing Guarantee.

               NOW, THEREFORE, Guarantor hereby unconditionally guarantees to Sundial and agrees with Sundial as follows:

               1. The Guarantor will pay to Sundial on demand all money which is now or shall at any time or times hereafter be due or owning or payable to Sundial from or by Wolverine Power Corporation, a Delaware corporation which is affiliated with the Guarantor ("WOLVERINE") and/or The New World Power Corporation, a Delaware corporation which is the parent of the Guarantor ("NWP CORP."), under or in respect of:

               (i)  all obligations of Wolverine under and pursuant to

               (a) that certain Amended and Restated Wolverine Power Corporation First Mortgage Note (the "AMENDED WOLVERINE NOTE") dated as of March 1, 1996 in the principal amount of U.S. $3,434,602.00 made by Wolverine to Sundial, a copy of which is annexed hereto as EXHIBIT A and made a part hereof; and

               (b) (i) those two certain Amended Mortgage and Security Agreements (the "AMENDED WOLVERINE MORTGAGES") dated as of March 1, 1996 made by and between Wolverine and Sundial as security for, among other things, the Amended Wolverine Note, a copy of each of the Amended Wolverine Mortgages being annexed hereto as EXHIBIT B-1 and B-2 and made a part hereof, respectively; and

                   (ii) all obligations of NWP Corp. under and pursuant to that certain Amended and Restated Support and Pledge Agreement (the "AMENDED SUPPORT AND PLEDGE AGREEMENT") dated as of March 1, 1996 between NWP Corp. and Sundial, a copy of which is annexed hereto as EXHIBIT C and made a part hereof; and

                   (iii) all obligations of NWP Corp. and Wolverine under and pursuant to that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") dated as of March 1, 1996 among Wolverine, NWP Corp. ,

Guarantor and Sundial, a copy of which (without exhibits thereto) is annexed hereto as EXHIBIT D and made a part hereof and any and all other "Transaction Documents" (as defined in the Forbearance Agreement) and used herein with the same meaning to which Guarantor and/or Wolverine is or hereafter becomes a party; and

                   (iv) not later than September 1, 1996 all costs and expenses which the Guarantor has also undertaken to pay jointly and severally with NWP Corp. an Wolverine pursuant to Sections 18 and 22 of the Forbearance Agreement which have been billed to the Guarantor on or before such date and to pay on demand any and all such other costs and expenses which are billed to the Guarantor following September 1, 1996.

               2. This Guarantee shall be a continuing security and will remain in full force and effect (i) as against Wolverine until Wolverine has no outstanding liabilities to Sundial under the Amended Wolverine Note, the Amended Wolverine Mortgages the Forbearance Agreement and any and all other "Transaction Documents" to which Wolverine is a party, and (ii) as against NWP Corp. until NWP Corp. has no outstanding liabilities to Sundial under the Amended Support and Pledge Agreement, the Forbearance Agreement and any and all other Transaction Documents to which NWP Corp. is or becomes a party, and there are no such liabilities capable of arising and shall not be satisfied, discharged or affected by any intermediate payment or settlement of account.

               3. The obligations of the Guarantor under this Guarantee shall be to make payment to Sundial, in the currency in which the applicable obligations ought to have been or ought to be paid or discharged by Wolverine and/or NWP Corp., as the case may be, strictly in accordance with the terms and provisions of the Amended Wolverine Note, the Amended Wolverine Mortgages, the Amended Support and Pledge Agreement and all other Transaction Documents applicable to each respective obligation of Wolverine and NWP Corp., regardless of any law, regulation or decree, now or after this date in effect, which affects or might in any manner affect any of such terms or provisions of Sundial's rights as against the Principal.

               4. The bankruptcy, liquidation, dissolution or insolvency of Wolverine or NWP Corp. or the appointment of a receiver to any of Wolverine's or NWP Corp.'s respective assets shall not affect or determine the liability of the Guarantor under this Guarantee. All dividends, compositions and monies received by Sundial from Wolverine and/or NWP Corp. or from any other company, person or estate capable of being applied by Sundial in reduction of the indebtedness of Wolverine and/or NWP Corp. shall be regarded for all purposes as payments in gross and Sundial shall be entitled to prove in the bankruptcy, reorganization, liquidation or insolvency of Wolverine and/or NWP Corp., as the case may be, in respect of the whole of Wolverine's or NWP Corp.'s respective indebtedness to Sundial and without any right on the part of the Guarantor to be subrogated to Sundial in respect of any such proof to the intent that this guarantee shall apply to and secure the whole of any ultimate balance which shall remain due to Sundial. Notwithstanding the foregoing, upon the full and final discharge of any and all obligations of Wolverine and NWP Corp. to Sundial under the Secured Documents, Sundial agrees to assign to Guarantor, without recourse or warranty of any kind, any and all rights, titles and interests which Sundial may then continue to have against Wolverine and/or NWP Corp. to the extent of any amounts which may have been paid by Guarantor under or pursuant to this Guarantee.

               5. Any settlement or discharge between Sundial and the Guarantor shall be subject to the condition that no security or payment to Sundial by Wolverine and/or NWP Corp. or any other person shall be avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, reorganization, liquidation or insolvency for the time being in force and if any such security or payment shall be so avoided or reduced Sundial shall be entitled to recover the value or amount thereof from the Guarantor subsequently just as if such settlement or discharge had not occurred.

               6. This Guarantee and Sundial's rights hereunder shall be in addition to and shall not be in any way prejudiced or affected by any one or more other securities or guarantees for Wolverine and/or NWP Corp. which Sundial may now or hereafter hold whether from the Guarantor or from any other person.

               7. The liability of the Guarantor hereunder shall be unaffected by any arrangements which Sundial may make with Wolverine and/or NWP Corp. or with any other person which (but for this provision) might operate to diminish or discharge the liability of or otherwise provide a defense to a surety. Without prejudice to the generality of the foregoing Sundial shall be at liberty at any time and without reference to the Guarantor to give time for payment or grant any other indulgence and give up, deal with, vary, exchange or abstain from perfecting or enforcing any other securities or guarantees held by Sundial at any time and to discharge any party thereto, and to realize such securities or guarantees or any of time as Sundial think fit and to compound with, accept compositions from and make any other arrangements with Wolverine and/or NWP Corp. or any person or persons liable to bills, notes or other securities or guarantees held or to be held by Sundial without affecting the Guarantor's liability under this Guarantee.

               8. Sundial shall be at liberty but not bound to resort for Sundial's own benefit to any other means of payment at any time and in any order Sundial shall think fit without thereby diminishing the liability of the Guarantor and Sundial may enforce this Guarantee either for the payment of the ultimate balance after resorting to other means of payment or for the balance due at any time notwithstanding that other means of payment have not been resorted to and in the latter case without entitling the Guarantor to any benefit from such other means of payment so long as any monies remain due or owing or payable (whether actually or contingently) from or by Wolverine and/or NWP Corp. to Sundial under the Transaction Documents.

               9. This Guarantee shall take effect as a guarantee of the whole and every part of the moneys due or owing or payable and to become due or owing or payable as aforesaid and accordingly the Guarantor shall not be entitled as against Sundial to any right of proof in the bankruptcy, liquidation or insolvency of Wolverine and/or NWP Corp. or any other surety or other right of a surety (including any right of contribution from any other surety) discharging, in whole or in part, his liability in respect of the principal debt or to share in any security held or money received by Sundial on account of the obligations of Wolverine and/or NWP Corp. under the Transaction Documents or any other surety or to have or exercise any rights as surety (including any such right of contribution as aforesaid) in competition with you unless and until the whole of such moneys shall have first been completely discharged and satisfied. Furthermore, until such moneys shall have been discharged and satisfied in full the

Guarantor shall not, if any moneys shall have become payable or shall have been paid by the Guarantor under this Guarantee, take any step to enforce repayment or to exercise any other rights, claims or remedies of any kind which accrue howsoever to the Guarantor in respect either of the amount so payable or so paid (including any such right of contribution as aforesaid) or of any other moneys for the time being due to the Guarantor from Wolverine and/or NWP Corp. under the Transaction Documents or any other surety provided that in the event of the bankruptcy, liquidation or insolvency of Wolverine and/or NWP Corp. or any other surety the Guarantor shall if so directed by Sundial but not otherwise prove for the whole or any part of the moneys due to the Guarantor from Wolverine and/or NWP Corp. or any other surety as aforesaid on terms that the benefit of such proof and of all moneys to be received by the Guarantor in respect thereof shall be held in trust for Sundial and applied in discharging the obligations of the Guarantor to Sundial hereunder. For the purpose of enabling Sundial to sue Wolverine and/or NWP Corp. or any other surety or prove in the bankruptcy, liquidation or insolvency of Wolverine and/or NWP Corp. or any other surety for the whole of such moneys as aforesaid, or to preserve intact the liability of any other party, Sundial may at any time place and keep, for such time as Sundial may think prudent, any moneys received, recovered or realized hereunder or under any other guarantee or security to the credit, either of the Guarantor, or such other person or transaction (if any) as Sundial shall think fit without any intermediate obligation on Sundial's part to apply the same or any part thereof in or towards the discharge of the moneys as aforesaid or any intermediate right on the part of the Guarantor to sue Wolverine and/or NWP Corp. or any other surety or prove in the bankruptcy, liquidation or insolvency of Wolverine and/or NWP Corp. or any other surety in competition with or so as to diminish any dividend or other advantage that would or might come to Sundial or to treat the liability of Wolverine and/or NWP Corp. or any other surety as diminished. As used in this Clause and Clause 11 hereof the expression "any other surety" includes any other person constituting the Guarantor and any party or persons referred to in Clause 7 hereof.

               10. If Wolverine, NWP Corp. or the Guarantor is a partnership or a company, this Guarantee shall remain in full force and effect notwithstanding any change in the constitution of Wolverine, NWP Corp. or the Guarantor.

               11. It is hereby declared by the Guarantor that no security has been received by the Guarantor from Wolverine or NWP Corp. or any other surety for the giving of this Guarantee and it is agreed by the Guarantor that the Guarantor will not so long as this Guarantee remains in force take any security in respect of the Guarantor's liability hereunder without first obtaining Sundial's written consent.

               12. As a separate and independent stipulation it is agreed by the Guarantor that any moneys mentioned in Clause 1 hereof which may not be recoverable on the footing of a guarantee whether by reason of any legal limitation, disability or incapacity on or of the Wolverine or NWP Corp., as the case may be, or any other fact or circumstance and whether known to Sundial or the Guarantor or not shall nevertheless be recoverable from the Guarantor as sole or principal debtor(s) in respect thereof and shall be paid by the Guarantor on demand.

               13. This Guarantee shall continue to bind the Guarantor notwithstanding any amalgamation or merger that may be effected by Sundial with any other company or companies and notwithstanding any reconstruction by Sundial involving the formation of and transfer of the whole or any part of Sundial's undertaking and assets to a new company and notwithstanding the sale or transfer of the whole or any part of Sundial's undertaking and assets to another company whether the company or companies with which Sundial amalgamate or merge or the company to which Sundial transfers the whole or merge or the company to which transfer the whole or any part of Sundial undertaking and assets either on a reconstruction or sale or transfer as aforesaid shall or shall not differ from Sundial in their or its objects, character or constitution, it being the intent of the Guarantor that this Guarantee shall remain valid and effectual in all respects in favour of, against and with reference to, and that the benefit of this Guarantee and all rights conferred upon Sundial hereby may be assigned to and enforced by any such company or companies and proceeded on in the same manner to all intents and purposes as if such company or companies had been named herein instead of and/or in addition to Sundial.

               14. Each payment to be made by the Guarantor hereunder shall be made to Sundial in the appropriate currency in accordance with the terms hereof to the credit of Sundial's account with whichever bank or banks located in the country of such currency as shall be designated by Sundial. All such payments shall be made in full without set-off or counterclaim and free and clear of and without deduction of or withholding for or on account of any tax of any nature now or hereafter imposed by any country or any subdivision or taxing authority thereof or therein or any federation or organisation of which such country is a member. If any such payment shall be subject to any such tax or if the Guarantor shall be required to make any such deduction or withholding the Guarantor shall pay such tax shall ensure that such payment or deduction or withholding will not exceed the minimum legal liability therefor and shall simultaneously pay to Sundial such additional amount as may be necessary to enable Sundial to receive after all such payments deductions and withholdings a net amount equal to the full amount payable hereunder.

               15. It is further agreed by the Guarantor that the Guarantor will indemnify Sundial against any loss incurred by Sundial as a result of any judgment or order being given or made for the payment of any amount due hereunder and such judgement or order being expressed in a currency other than that in which such amount is payable by the Guarantor hereunder and as a result of any variation having occurred in rates of exchange between the date as at which such amount is converted into such other currency for the purposes of such judgment or order and the date of actual payment pursuant thereto. The foregoing indemnity shall constitute a separate and independent obligation of the Guarantor and shall apply irrespective of any indulgence granted to the Guarantor from time to time and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

               16. No delay or omission on Sundial's part in exercising any right, power, privilege or remedy in respect of this Guarantee shall impair such right, power, privilege or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. The rights, powers, privileges and remedies herein provided are cumulative and not exclusive of any rights, powers, privileges or remedies provided by law.

               17. Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto):

               The New World Power Company Ltd.
               c/o The New World Power Corporation
               The Farmhouse
               558 Lime Rock Road
               Lime Rock, CT 06039
               Fax: (203) 435-0505

                       with a copy to:

                       The New World Power Company Ltd.
                       Tavistock House
                       34/36 Bromham Road
                       Bedford MK 40 ZQD
                       England
                       Attention: Mr. Chuan Zhang

                       and:

                       Finers
                       Solicitors
                       179 Great Portland Street
                       London W1N 6L3
                       England
                       Attn:  John D'Ardenne, Esq.
                       Fax: 011 44 171 323 4000
                        or: 011 44 171 580 7069


               The Sundial International Fund Ltd.
               c/o Coutts & Co. (Bahamas) Ltd.
               P.O. Box N7788
               Nassau, Bahamas
               Attn: Mr. James Graham
                     Secretary and Registrar
               Fax: (809) 326-6709
                       with a copy to:

                       Sundt & Co. Ltd.
                       11 St. James's Square
                       London SW1Y 4LB
                       England
                       Attn: Jens Wilhelmsen
                       Fax: 011 44 171 930 1784

                       and

                       Gilmartin, Poster & Shafto
                       One William Street
                       New York, New York 10004 USA
                       Attention:  Donald B. Shafto, Esq.
                       Fax: (212) 482-0848
                            (212) 425-3220

               18. This Guarantee and all of your rights hereunder shall be entitled to the benefit of that certain Amended and Restated Charge Over Shares of even date herewith among Guarantor, Sundial and the Escrow Agent named therein, Oakes, Fitzwilliams & Co.
Ltd., the Forbearance Agreement and the Transaction Documents.

               19. In this Guarantee where the context permits the singular includes the plural and vice versa and references to persons include references to companies.

               20. This Guarantee will be governed by and construed in accordance with English law and the Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the English courts and to the courts of any other jurisdiction where the Guarantor or its assets may be found as Sundial may select.

               21. The paper on which this Guarantee is drawn is and shall at all times remain your property.

               22. This Guarantee may be transferred or assigned in whole or in part by Sundial.

DATED as of this 1st day of March 1996.

                      Executed and unconditionally delivered
                      as a Deed by THE NEW WORLD POWER
                      COMPANY LIMITED by the signatures of:


                      --------------------------------------
                      Director


                      --------------------------------------
                      Director

        THE NEW WORLD POWER COMPANY LIMITED  (1)



        SUNDIAL INTERNATIONAL FUND LIMITED   (2)


                                       and


        OAKES, FITZWILLIAMS & CO. LIMITED    (3)






                  --------------------------------------------

                     AMENDED AND RESTATED CHARGE OVER SHARES
                  --------------------------------------------












                                                                      EXHIBIT H

        THIS AMENDED AND RESTATED CHARGE is made on the 29th day of May, 1996 with effect as of the 1st day of March, 1996

BETWEEN

(1) THE NEW WORLD POWER COMPANY LIMITED whose registered office is at 179 Great Portland Street, London W1N 5FD ("the Borrower")

(2) THE SUNDIAL INTERNATIONAL FUND LIMITED, c/o Coutts & Co. (Bahamas)Ltd., Coutts Building - West Bay Street, P.O. Box N7788, Nassau, Bahamas ("the Lender")

(3) OAKES, FITZWILLIAMS & CO. LIMITED whose registered office is at Byron House, 7-9 St. James's Street, London SWIA 1EE, as escrow agent ("the Escrow Agent").

NOW THIS DEED WITNESSES as follows:

DEFINITIONS AND INTERPRETATION

1.      In this Charge:

        (a) "Charged Property" means the Shares and Security Assets and includes any proceeds of sale or other realisation thereof or any part thereof;

        (b)    "the Company" means Renewable Energy Ireland Limited;

        (c)    "the Default Rate" means ten per cent (10%) per annum;

        (d) "Enforcement Event" means any default under the Note, the Forbearance Agreement or the Guarantee;

        (e) "the Forbearance Agreement" means that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement dated as of March 1, 1996, among the Borrower, the Lender, The New World Power Corporation ("NWPC"), a Delaware corporation, and Wolverine Power Corporation ("WPC"), a Delaware corporation;

        (f) "the Guarantee" means that certain Amended and Restated Continuing Guarantee dated as of March 1, 1996 by and between Borrower, as guarantor, and Lender made on the same day as this Charge;

        (g) "the Note" means that certain 0% Senior Secured Note in the principal amount of U.S.$579,851.13 dated as of April 1, 1996 due December 1, 1996 issued by the Borrower in favour of the Lender;

        (h) "Obligations" means all warranties, guarantees, covenants, undertakings, liabilities, debts and obligations of the Borrower whatsoever and wheresoever and howsoever arising which now are or at any time hereafter may be due or given or owed to the Lender or the benefit of which shall be vested in the Lender, in any currency, solely or jointly with any other person or persons, as principal, agent or surety on any account, under the Forbearance Agreement, the Note, the Guarantee and the other "Transaction Documents" (referred to in the Forbearance Agreement and used herein with the same meaning);

        (i) "Receiver" means any receiver appointed by the Lender under this Charge;

        (j) "Security Assets" means all stocks, shares, warrants, rights, money or other property accruing, offered, issued or deriving at any time by way of redemption, bonus, preference, option, consolidation, sub-division, dividend, interest or otherwise in respect of the Shares;

        (k)    "Shares" means the shares specified in the Schedule;

        Words importing the singular number only shall include the plural and vice versa and any reference to the masculine gender shall include the feminine and neuter and vice versa.

        In this Charge headings to clauses are for convenience only and have no legal effect and references to Clauses and Schedules are to clauses and schedules of this Charge unless otherwise stated.

        In this Charge the expression "the Borrower" and "the Lender" include their respective successors and assigns whether immediate or derivative. Any change in the constitution of the Lender or its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person shall not in any way prejudice or affect its rights hereunder.

        Any reference to any agreement or document shall be deemed to refer to the same as amended, modified or supplemented from time to time by the parties hereto.

        Where there are two or more persons included in the expression "the Borrower" references to the Borrower are references to all or any of them as the context may require and all assignments, charges, agreements, undertakings, covenants, obligations, warranties and representations given, undertaken, made or assumed by the Borrower shall be deemed to have been given, undertaken, made or assumed by them jointly and severally and construed accordingly.

        References to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include provisions of which they are re-enactments (whether with or without modification) and any subordinate legislation, orders, instruments and regulations issued or made thereunder and being in force from time to time.

COVENANT TO PAY

2. The Borrower covenants with the Lender that it will upon the due date agreed in relation thereto or (if none) upon demand pay and discharge the Obligations. The Borrower shall pay interest to the date of payment or discharge (notwithstanding any demand or any judgment obtained by the Lender or the liquidation or administration of or any arrangement or composition with creditors by the Borrower) at the rate or rates applicable under the agreements or arrangements giving rise to the relevant Obligations and on any other terms relating to interest payments contained in such agreements or arrangements or, if no such rate or rates are specified, at the Default Rate upon such days and upon such terms as the Lender may from time to time determine. Such interest shall be compounded quarterly in the event of it not being punctually paid.


CHARGING CLAUSE

3. (a) As security for the discharge of the Obligations the Borrower hereby and with full title guarantee charges all its present and future right, title and interest in the Charged Property to the Lender.

        (b) Notwithstanding sub-clause 3(a) the Borrower shall be entitled at any time to sell all or any portion of the Shares of the Company provided (i) no Enforcement Event shall then have occurred and be continuing, (ii) the sales price of said Shares shall not be less than the minimum price therefor provided for in Section 7 of the Forbearance Agreement, and (iii) the net proceeds of such sale shall be distributed in accordance with the provisions of Section 7 of the Forbearance Agreement.

DEPOSIT OF SHARE CERTIFICATES AND BLANK TRANSFERS

4. The Borrower has deposited with the Escrow Agent all share certificates or other documents of title to the Shares concurrently with the execution of this Charge, together with such duly executed transfers or assignments (with the name of the transferee, date and consideration left blank) as the Lender may require, to the intent that the Lender may at any time after an Enforcement Event without notice present them for registration and perfect the title of the Lender or its nominee to the Shares.

5.      (a)    Subject to Clause 8, the Borrower shall upon the accrual,
               offer, issue or receipt of any Security Assets deliver or pay to the Lender or procure the delivery or payment to the Lender of all such Security Assets or the share certificates or other documents of title to or representing them together with such duly executed transfers or assignments (with the name of the transferee, date and consideration left blank) as the Lender may require, to the intent that the Lender may at any time after an Enforcement Event without notice present them for registration and perfect the title of the Lender or its nominee to such Security Assets.

        (b) The Borrower will, if so requested by the Lender, promptly and at the Borrower's expense execute and deliver and do all deeds, instruments, transfers, powers of attorney, renunciations, proxies, notices, documents acts and things in such form as the Lender may from time to time require for perfecting or protecting the Lender's security over the Charged Property or facilitating its realisation after an Enforcement Event (including, insofar as it is able, procuring that any transfer of the Charged Property in favour of the Lender or its nominee and any subsequent transfer by the Lender is duly registered in the books of the Company).


REPRESENTATIONS AND WARRANTIES

6. The Borrower represents and warrants to the Lender on the date of this Charge and on each subsequent day (until the occurrence of an Enforcement Event) that:

        (a) the Borrower is the sole, absolute and beneficial owner and registered holder of the Charged Property, that no person save the Borrower has any right or interest of any sort whatsoever in or to the Charged Property and that there are no agreements or arrangements (other than restrictions on transfer or rights of pre-emption) affecting the Charged Property in any way or which would or might in any way fetter or otherwise prejudice the rights of the Borrower or any mortgagee of the Charged Property;

        (b) the Borrower has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of all or any of its right, title and interest in and to the Charged Property;

        (c) the Borrower has and will at all material times have the necessary power to enable it to enter into, exercise its rights and perform its obligations under this Charge and such actions have been and will, during the subsistence of this Charge, be duly authorised;

        (d) the Shares are duly authorised, validly issued and fully paid and there are no monies or liabilities outstanding in respect of any of the Shares;

        (e) this Charge creates legal, valid, binding and enforceable obligations of the Borrower and its effective security over the Charged Property;

        (f) this Charge and the performance of the Borrower's obligations under it, do not conflict or result in any breach of or constitute a default under any agreement, instrument or obligation to which the Borrower is a party or by which it is bound (including the Borrower's Memorandum and Articles of Association)

        (g) the Shares represent 80.46% of the Company's issued ordinary share capital which carries votes.


COVENANTS

7. The Borrower covenants with the Lender that during the continuance of this security:

        (a)    it will not (without the prior written consent of the Lender)

               (i) permit any person other than the Lender or its nominees to be registered as holder of the Charged Property or any part thereof; or

               (ii) create or purport to create or permit to subsist any mortgage, debenture, charge, pledge, lien or encumbrance (other than in favour of the Lender) on or over the Charged Property or any part thereof or interest therein, whether or not subordinate to the rights of Lender under this Charge or the Transaction Documents; or

               (iii) sell, transfer or otherwise dispose of the Charged Property or any part thereof or interest therein or attempt to agree so to do except as permitted by clause 3(b) of the Charge;

        (b) it will pay all calls and other payments when due and discharge promptly all other obligations in respect of the Charged Property (and if the Borrower does not do so, the Lender may make such payments on behalf of the Borrower, in which event any sums shall be reimbursed on demand by the Borrower to the Lender);

        (c) it will comply with any notice served on it under the Companies Act 1985;

        (d) it will not do or cause or permit to be done anything which is a variation or abrogation of the rights attaching to or conferred by all or part of the Charged Property or which may in any way depreciate, jeopardise or otherwise prejudice the value to the Lender of the Charged Property and it will vote against any resolution which would have such an effect (if passed).


DIVIDEND AND VOTES

8.      (a)    Before the occurrence of an Enforcement  Event,  the Borrower may (subject to Clause 7(d)) direct how the votes attaching to the Charged Property are to be exercised

        (b) Before the occurrence of an Enforcement Event, all dividends, interest and other income forming part of the Charged Property will be paid to the Borrower and held by the Borrower in trust for the Lender as part of the Charged Property and held by Borrower in a separate bank account substantially identifying the trust character of such income; after the occurrence of an Enforcement Event all such dividends, interest and other income shall be paid directly to Lender as part of the Charged Property. At the option of the Borrower such dividends, interest and other income may be used to pay or prepay, in whole or part, the New NWP Ltd. Note.

        (c) After the occurrence of an Enforcement Event, if the Charged Property is registered in the name of the Lender or a nominee for the Lender all dividends, interest and other money received which forms part of the Charged Property may be held by the Lender and applied by it as though they were proceeds of sale and the Lender may (at its absolute discretion) direct how the votes and other rights attaching to the Charged Property are to be exercised and, without limitation, the Lender shall be entitled to exercise all the powers given to trustees by section 10(3) and (4) of the Trustee Act 1925 as amended by section 9 of the Trustee Investments Act 1961 in respect of any of the Charged Property which is subject to a trust. For so long as the Charged Property continues to be registered in the name of the Borrower all dividends interest and other monies received as aforesaid shall be held on trust by the Borrower for the Lender and all votes and other rights as aforesaid shall be exercised by the Borrower as directed by the Lender.


POWER OF THE LENDER

9.      (a)    At any time after the occurrence of an Enforcement Event

               (i) the Lender and any nominee of the Lender may without further notice in respect of all or any part of the Charged Property exercise all the powers or rights which may be exercisable by the registered holder of the Charged Property, appoint a receiver and exercise the power of sale and all other powers conferred on mortgagees by the Law of Property Act 1925 as hereby varied or extended. Any Receiver shall be the agent of the Borrower who shall be responsible for his fees and expenses. The Lender shall cease to be under any further commitment to the Borrower following the occurrence of an Enforcement Event; and

               (ii) each of the Lender, any nominee of the Lender and any Receiver shall be entitled (in addition to any other powers conferred by law) to sell, exchange, redeem or otherwise dispose of all or any part of the Charged Property for such consideration and on such terms as he may in his absolute discretion think fit.

        (b) Sections 93 and 103 of the Law of Property Act 1925 shall not apply to the security constituted by this Charge.

        (c) The Lender and any Receiver are authorised to give a good discharge for any money received in exercise of the power of sale as well as for any money or property received by either of them in respect of the Charged Property during the subsistence of this Charge. No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Lender or the Receiver to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers and may rely on any statement given by the Lender or any Receiver in this connection.

        (d) The Lender and any Receiver shall, (without prejudice to their right to recover any shortfall from the Borrower and, after the payment of any claims having priority to the security created by this Charge), apply the proceeds arising from the exercise of any powers conferred by this Charge in paying the costs of sale or other disposal and in or towards the discharge of the Obligations in such order as they in their absolute discretion think fit and the Lender or Receiver may credit such proceeds to a suspense account for so long and in such manner as he may from time to time determine. The surplus (if any) of such proceeds shall be paid to the person or persons entitled to it.

        (e) Each of the Lender and any Receiver may compound or settle any question in relation to the Charged Property in such manner as he thinks fit. Neither the Lender nor its nominee (if any) nor any Receiver shall be liable for any loss arising after an Enforcement Event occasioned by any exercise, purported exercise or non-exercise of rights attached to the Charged Property or given to them by this Charge and, in particular, they shall not be liable to account as mortgagee in possession in respect of all or any part of the Charged Property and shall not be liable for any loss whatsoever arising directly or indirectly from any negligence on their part in respect of any sale or disposal or for any neglect or default to present any interest coupon or any bond or stock drawn for repayment or for any failure to pay any call or instalment or to accept any offer or to notify the Borrower of any such matter or for any negligence or default by their nominees, correspondents, employees or agent or for any other loss of any nature whatsoever in connection with the Charged Property.

        (f) The Borrower unconditionally covenants with the Lender fully to indemnify and hold harmless the Lender and any Receiver from and against all losses, actions, claims, expenses, demands and liabilities whether in contract, tort or otherwise and in respect of calls or other payments relating to the Charged Property now or hereafter incurred by either of them (including value added tax where applicable) for anything done or omitted in the exercise or purported exercise of their powers or occasioned by any breach by the Borrower of any of its covenants or other obligations to the Lender. The Borrower shall indemnify the Lender or Receiver (as appropriate) on demand and shall pay interest on the sums demanded at the Default Rate.

POWER OF ATTORNEY

10. To secure the performance of its obligations under this Charge the Borrower hereby irrevocably appoints the Lender to be its attorney (with full powers of substitution and delegation) to sign any documents, execute and deliver any deed (including, but without limitation, any stock transfer form) and do any act or thing on behalf of the Borrower which the Borrower may or ought to do under this Charge. The Borrower hereby covenants with the Lender to ratify and confirm any document, deed, act and thing and all transactions which such attorney may sign, execute or do.


RELEASE OF SECURITY

11. On discharge of the Obligations in full the Lender, at the request and cost of the Borrower, shall release or procure the release of the Charged Property so as to vest it in the Borrower free from this security.


NATURE OF SECURITY

12. This security is in addition to any other security now held by the Lender for the Obligations of the Borrower (whether under this Charge or otherwise).


CONTINUING SECURITY

13. This Charge is a continuing security and will not be satisfied by any intermediate discharge of the whole or any part of the Obligations or any other matter or thing whatsoever, Including the insolvency, liquidation or administration of the Borrower and shall be binding until all of the Obligations have been unconditionally and irrevocably discharged in full. It covers all the money and liabilities which for the time being constitute the Obligations.


SET-OFF AND GROSSING UP

14. All sums payable by the Borrower under this Charge shall be paid without any set-off, counterclaim, withholding or deduction whatsoever, unless required by law in which event the Borrower will simultaneously with making the relevant payment under this Charge pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount which would otherwise have been receivable.

COSTS

15. The Borrower shall on demand and on a full indemnity basis pay to the Lender or any Receiver (as appropriate) the amount of all fees, costs and expenses (with VAT thereon) and other liabilities which the Lender or such receiver incurs in connection with:

        (a) the preparation, negotiation, execution and delivery of this Charge;

        (b) any stamping or payment of stamp duty reserve tax or registration of this Charge or any transfer of the Charged Property pursuant hereto;

        (c)    any discharge or release of this Charge;

        (d) the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with this Charge and the enforcement (or attempted enforcement) of this Charge or the Obligations against the Borrower or others; or

        (e) dealing with or obtaining advice about any other matter or question arising out of or in connection with this Charge.

NOTICES

16. Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto):

               The New World Power Company Ltd.
               c/o The New World Power Corporation
               The Farmhouse
               558 Lime Rock Road
               Lime Rock, CT 06039
               Attn: Mr. George Petrenko
               Fax: (203) 435-0505
                       with a copy to:

                       The New World Power Company Ltd.
                       Tavistock House
                       34/36 Bromham Road
                       Bedford MK 40 ZQD
                       England
                       Attention: Mr. Chuan Zhang

                       and:

                       Finers
                       Solicitors
                       179 Great Portland Street
                       London W1N 6L3
                       England
                       Attn:  John D'Ardenne, Esq.
                       Fax: 011 44 171 323 4000
                        or: 011 44 171 580 7069

               The Sundial International Fund Ltd.
               c/o Coutts & Co. (Bahamas) Ltd.
               P.O. Box N7788
               Nassau, Bahamas
               Attn: Mr. James Graham
                     Secretary and Registrar
               Fax: (809) 326-6709

                       with a copy to:

                       Sundt & Co. Ltd.
                       11 St. James's Square
                       London SW1Y 4LB
                       England
                       Attn: Mr. Jens Wilhelmsen
                       Fax: 011 44 171 930 1784

                       and

                       Gilmartin, Poster & Shafto
                       One William Street
                       New York, New York 10004 USA
                       Attention:  Donald B. Shafto, Esq.
                       Fax: (212) 482-0848
                            (212) 425-3130

                       Oakes, Fitzwilliams & Co. Limited
                       Byron House
                       7-9 St. James' Street
                       London SW1A 1EE
                       England
                       Attn:  Mr. Herbert Lee Oakes
                       Fax: 011 44 171 925 1026



ESCROW HOLDER

17. (a) The Escrow Holder is acting hereunder as an escrow holder for the purpose of holding the certificates evidencing the Security Assets. The Escrow Holder may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by the proper person and shall not be liable to any party hereto in connection with the performance of its duties hereunder, except for its own negligence or willful misconduct. The Escrow Holder's duties shall be determined only with reference to this Agreement and applicable laws, and the Escrow Holder is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement.

        (b) In consideration of its acceptance of the appointment as the Escrow Holder, the other parties hereto agree to indemnify and hold the Escrow Holder harmless as to any liability incurred by it to any person, firm or corporation by reason of its having accepted the same or in carrying out any of the terms hereof, except for the Escrow Holder's negligence or willful misconduct.

        (c) The Borrower shall pay the Escrow Holder's reasonable costs and expenses incurred in connection with its duties hereunder.

        (d) The Escrow Holder shall have the right at any time to resign hereunder by giving written notice of its resignation to the parties hereto at least ten (10) business days prior to the date specified for such resignation to take effect; and upon the effective date of such resignation, the certificates evidencing the Pledged Stock then held by the Escrow Holder hereunder shall be delivered by it to such successor Escrow Holder or as otherwise shall be designated in writing by the parties hereto; provided, however, if the parties hereto are unable to agree upon such successor Escrow Holder within such ten-day period, Messrs. Gilmartin, Poster & Shafto shall automatically become such Escrow Holder without necessity of further act.

        (e) In the event that the Escrow Holder should at any time be confronted with inconsistent claims or demands by the parties hereto, the Escrow Holder shall have the right to interplead said parties in any court of competent jurisdiction and request that such court determine such respective rights of the parties with respect to this Agreement, and upon doing so, the Escrow Holder automatically shall be released from any obligations or liability as a consequence of any such claims or demands.


MISCELLANEOUS

18. (a) No failure or delay by the Lender in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

        (b) Each of the provisions of this Charge is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

        (c) Any statement, certificate or determination of the Lender as to the Obligations or any other matter provided for in this Charge shall, in the absence of manifest error be conclusive and binding on the Borrower.


JURISDICTION

19. (a) This Charge shall be governed by and interpreted in accordance with English Law.

        (b) The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of the courts of England, but this Charge may be enforced in any court of competent jurisdiction.

        (c) The Borrower hereby irrevocably authorises and appointsFiners, Solicitors, 179 Great Portland Street, London W1N 6L3, England, Attn:
        John D'Ardenne, Esq. (or such other person being a firm of solicitors resident in England as it may by notice to the Lender substitute) to accept service of all legal process out of or connected with this Charge and service on Finers (or such substitute) shall be deemed to be service on the Borrower.

20. This Charge may be transferred or assigned in whole or in part by the Lender.


EXECUTED as a deed the day and year first above written.

                                    SCHEDULE


        NUMBER OF SHARES OR             DESCRIPTION OF STOCKS,
        AMOUNT OF STOCK                 SHARES, OR OTHER SECURITIES


Seven Hundred Thousand  (700,000)       Ordinary Shares of IR (pound)1 each in
                                        the share capital of Renewable Energy
                                        Ireland Limited, a company incorporated
                                        in the Republic of Ireland

               IN WITNESS WHEREOF this Agreement has been executed on the date first above written.






Executed and unconditionally delivered as  a)
Deed by THE NEW WORLD POWER                 )          ------------------------
COMPANY LIMITED by the                      )          Director
signatures of:                              )
                                                       ----------------------
                                                       Director



Executed and unconditionally delivered as a )
Deed by THE SUNDIAL                         )
INTERNATIONAL FUND LIMITED by               )          ---------------------
the signature of:                           )          Donald B. Shafto,
                                                       Assistant Secretary




Executed and unconditionally        )
delivered as a Deed by OAKES,       )
FITZWILLIAMS & CO. LIMITED          )
by the signatures of:               )                  ----------------------
                                                       Director

                                                       ----------------------
                                                       Director

                              FORM OF EXCHANGE NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE LAW OR REGULATION OF ANY STATE AND IS NOT TRANSFERABLE EXCEPT UPON THE CONDITIONS SPECIFIED IN SECTION 9(C) OF THE FORBEARANCE AGREEMENT REFERRED TO HEREIN.



                         THE NEW WORLD POWER CORPORATION
                        8% CONVERTIBLE SUBORDINATED NOTE
                                DUE JULY 31, 2000



$_______________                                           _______________ 199__
                                                              New York, New York



               FOR VALUE RECEIVED, the undersigned, THE NEW WORLD POWER CORPORATION, a Delaware corporation (herein, together with any successor, referred to as the "COMPANY"), hereby promises to pay to ______________________________________ or its registered assigns, the principal sum of ___________________________________ Dollars ($_______________) on July
31, 2000, with interest (computed on the basis of the actual number of days elapsed over a 360-day year (a) on the unpaid balance of such principal sum from the date hereof at the interest rate of 8% per annum from the date hereof, payable semiannually in arrears on January 31 and July 31 of each year, until the entire principal amount hereof shall have become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or declaration or otherwise, and (b) at the Default Rate on any overdue installment of principal (including any overdue prepayment of principal) and on any overdue premium and (to the extent permitted by law) on any overdue installment of interest until paid (whether or not any circumstance prevents such payment). The "Default Rate" shall be a per annum interest plus the rate announced from time to time by Citibank, N.A. as its prime or stated rate for unsecured short-term U.S. dollar commercial loans within the United States (the "PRIME RATE") for the first six
(6) months any installment of principal, premium of interest is overdue and (ii) the greater of (y) 15% or (z) the sum of 8% plus the Prime Rate thereafter until any such overdue installment is paid, provided, however, that in no event shall the Default Rate exceed the maximum nonusurious per annum interest rate permitted by applicable law.



                                                                       EXHIBIT I

               If any payment of interest due hereunder becomes due and payable on a day which is not a Business Day (as defined in the Forbearance Agreement referred to below), the due date thereof shall be the next preceding day which is a Business Day, and the interest payable on such next preceding Business Day shall be the interest which would otherwise have been payable on the due date which was not a Business Day.

               Payments of principal and interest shall be made in lawful money of the United States of America at the principal office of the Company at Lime Rock, Connecticut, or at such other place as the Company shall have designated for such purpose to the holder hereof in writing, as provided in the Forbearance Agreement referred to below, or to the address or account designated by the holder hereof for such purpose.

               This Note is one of a duly authorized issue of Exchange Notes issued pursuant to that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement among The Sundial International Fund Limited ("SUNDIAL"), a Cayman Islands corporation, on the one hand, The Company, The New World Power Company Limited ("NWP LTD."), a company incorporated under the laws of England and Wales, and Wolverine Power Corporation ("WOLVERINE"), a Delaware corporation, jointly and severally, on the other hand (herein as executed and delivered and as at any time amended referred to as the "FORBEARANCE AGRREEMENT").

               This Note is subject to the provisions of and is entitled to the benefits of the Forbearance Agreement. The Forbearance Agreement provides, INTER ALIA, for prepayments of principal upon the terms set forth therein. Each holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Forbearance Agreement.

               This Note is transferable only upon the terms and conditions specified in the Forbearance Agreement.

               In case an Event of Default (as defined in the Forbearance Agreement shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Forbearance Agreement.

               The principal amount of this Note (and, if elected by the holder, accrued and unpaid interest hereon) can be converted, in whole or in part, at the option of the holder, to purchase Common Stock of the Company in the manner, and upon the terms and conditions, including, without limitation, antidilution provisions, provided in the Forbearance Agreement.


               No reference herein to the Forbearance Agreement and no provisions hereof or thereof shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal hereof and interest hereon at the respective times and places specified herein and in the Forbearance Agreement.

               This Note is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

               Subject to the provisions of Section 9(c) of the Forbearance Agreement, the Company may treat the person in whose name this Note is registered as the owner and holder of this Note for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

               IN WITNESS WHEREOF, The New World Power Corporation has caused this Note to be duly executed as of the date first written above.


                                    THE NEW WORLD POWER CORPORATION


                                    By: ___________________________________
                                            Name:
                                            Title:

                     --------------------------------------
                          REGISTRATION RIGHTS AGREEMENT


                                 by and between


                         THE NEW WORLD POWER CORPORATION

                                       and


                     THE SUNDIAL INTERNATIONAL FUND LIMITED



                            Dated as of March 1, 1996

                     --------------------------------------









                                                                       EXHIBIT J

                                TABLE OF CONTENTS

ARTICLE I
                                     DEMAND REGISTRATIONS..................  2
        1.1  REQUESTS FOR REGISTRATION.....................................  2
        1.2  LIMITATIONS ON DEMAND REGISTRATIONS...........................  2
        1.3  EFFECTIVE REGISTRATION STATEMENT..............................  3
        1.4  PRIORITY ON DEMAND REGISTRATIONS..............................  3
        1.5  SELECTION OF UNDERWRITERS.....................................  4
        1.6  OTHER REGISTRATION RIGHTS.....................................  4

ARTICLE II
                                      OTHER REGISTRATIONS..................  4
        2.1  RIGHT TO PIGGYBACK............................................  4
        2.2  PRIORITY ON PRIMARY REGISTRATIONS.............................  4
        2.3  PRIORITY ON SECONDARY REGISTRATIONS...........................  5
        2.4  OTHER REGISTRATIONS...........................................  5

ARTICLE III
                                    REGISTRATION PROCEDURES................  6

ARTICLE IV
                                     REGISTRATION EXPENSES.................  9
        4.1  COMPANY'S FEES AND EXPENSES...................................  9
        4.2  FEES OF COUNSEL TO HOLDERS....................................  9

ARTICLE V
                                    UNDERWRITTEN OFFERINGS.................  9
        5.1  DEMAND UNDERWRITTEN OFFERINGS.................................  9
        5.2  INCIDENTAL UNDERWRITTEN OFFERINGS. ........................... 10

ARTICLE VI
                                        INDEMNIFICATION.................... 10
        6.1  INDEMNIFICATION BY THE COMPANY................................ 10
        6.2    INDEMNIFICATION BY HOLDERS.................................. 11
        6.3.   INDEMNIFICATION PROCEDURES.................................. 12
        6.4    INDEMNIFICATION OF UNDERWRITERS............................. 13
        6.5    CONTRIBUTION................................................ 13

ARTICLE VII
                                           RULE 144........................ 14

ARTICLE VIII
                          PARTICIPATION IN UNDERWRITTEN REGISTRATIONS...... 14

ARTICLE IX
                                   DEFINITIONS
 ........................................................................... 15

ARTICLE X
                                         MISCELLANEOUS..................... 16
        10.1  NO INCONSISTENT AGREEMENTS................................... 16
        10.2  ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES................. 16
        10.3  REMEDIES..................................................... 17
        10.4  AMENDMENTS AND WAIVERS....................................... 17
        10.5  SUCCESSORS AND ASSIGNS....................................... 17
        10.6  NOTICES...................................................... 17
        10.7  HEADINGS..................................................... 18
        10.8  GENDER....................................................... 18
        10.9  INVALID PROVISIONS........................................... 19
        10.10  GOVERNING LAW............................................... 19
        10.11  COUNTERPARTS................................................ 19

                          REGISTRATION RIGHTS AGREEMENT


               This Registration Rights Agreement is dated as of March 1, 1996, between the New World Power Corporation, a Delaware corporation (the "COMPANY") and The Sundial International Fund Limited, a Cayman Islands company limited by shares ("INVESTOR").


                              W I T N E S S E T H:

               WHEREAS, capitalized terms used and not otherwise defined herein have the respective meanings ascribed thereto in Article IX, and if not defined therein, as defined in the Forbearance Agreement hereinafter mentioned;

               WHEREAS, simultaneously herewith, the Company and the Investor, among others, have entered into that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement ("FORBEARANCE AGREEMENT") dated as of March 1, 1996, copy of the Forbearance Agreement(without exhibits thereto) being annexed hereto as Exhibit A and made a part hereof, pursuant to which 435,219 New Warrants have been issued to Investor, 5,376 New Warrants to Sundt and 3,201 New Warrants to Wilhelmsen, aggregating 443,796 New Warrants (said aggregate being hereinafter sometimes referred to as the "INVESTOR WARRANTS"), each New Warrant granting to the holder thereof the right to purchase one share of Common Stock for a purchase price per share set forth in the New Warrants subject to adjustment as set forth therein;

               WHEREAS, pursuant to the Forbearance Agreement, the Investor has the right to exchange the whole or any portion of the Notes referred to therein for Exchange Notes and pursuant to the terms of the Exchange Notes to convert each such Exchange Note into a number of shares of Common Stock based on a Conversion Price subject to adjustment as set forth in the Forbearance Agreement;

               WHEREAS, it is not known if and to what extent the New Warrants may be exercised, if at all, but it is known that if all the New Warrants were exercised, a total of 443,796 shares of Common Stock would be issued to the Investor (including Sundt and Wilhelmsen) as a result of such exercise;

               WHEREAS, the Investor may exchange the Notes for Exchange Notes which in turn may be converted into shares of Common Stock at a minimum price of
 .75(cent) per share (subject to certain antidilution provisions) in accordance with the terms of the Forbearance Agreement and because it is not presently possible to determine the exact maximum number of shares of Common Stock into which such Exchange Notes may be converted as a result of the existence of certain variables, for purposes of this Agreement such number of shares has been assumed to be 5,900,000, which together with the 443,796 shares of Common Stock into which the New Warrants may be converted, aggregate 6,343,796 shares (herein together referred to as the "MAXIMUM COMMON STOCK ISSUANCE").

               WHEREAS, it is a condition to the consummation of the transactions contemplated by the Forbearance Agreement that the Company and the Investor enter into this Agreement whereby the Company shall grant, and the Investor shall obtain, the rights relating to the registration of the Registrable Securities under the Securities Act, as set forth in this Agreement,

               NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                              DEMAND REGISTRATIONS

               1.1 REQUESTS FOR REGISTRATION. Subject to Section 1.2, at any time and from time to time on or after the sixtieth day following receipt by the Company of an opinion letter from the Company's regular auditors concerning the yearend 1995 financial statements, the holder or holders of at least thirty-three percent (33%) of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities (i) on Form S-1 or any similar long-form registration ("LONG-FORM DEMAND REGISTRATIONS"), or (ii) on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM DEMAND REGISTRATIONS") if the Company qualifies to use such short form (and the Company will use its best efforts to make short-form registration statements available for the sale of Registrable Securities). Thereafter, the Company will use its best efforts to promptly effect the registration of such Registrable Securities under the Securities Act on the form requested by the holder or holders of the Registrable Securities making such registration request. All registrations requested pursuant to this Section 1.1 are referred to herein as "DEMAND REGISTRATIONS". The holders of the Registrable Securities making any registration request may, at any time prior to the effective date of the registration statement relating to any Demand Registration, revoke such Demand Registration request by providing written notice to the Company; PROVIDED, HOWEVER, that the holders of the Registrable Securities shall forfeit their right to such Demand Registration unless they reimburse the Company for the reasonable out-of-pocket expenses it incurred in connection with such revoked Demand Registration.

               1.2 LIMITATIONS ON DEMAND  REGISTRATIONS.  (a) The holders of the
Registrable   Securities   shall  be  entitled  to  two  (2)  Long-Form   Demand
Registrations and two (2) Short- Form Demand Registrations.

               (b) The Company shall be entitled to postpone for a reasonable period of time not to exceed sixty (60) days the filing of any registration statement otherwise required to be prepared and filed by it if, at the time it receives a request for a Demand Registration, the Board of Directors of the Company determines, in its reasonable good faith judgment, that such registration (i) would materially interfere with a business or financial transaction of substantial importance to the Company (other than an underwritten public offering of its securities), including without limitation, any such transaction involving a material acquisition, consolidation, merger or corporate reorganization then pending or proposed by its Board of Directors involving the Company, or (ii) would violate any provision of any underwriting agreement to which the Company is a party or of any Previous Registration Rights Agreement, and the Company promptly gives the holders of the Registrable Securities written notice of any such determination; PROVIDED, HOWEVER, that the Company shall not be entitled to postpone filing a registration statement in response to a Demand Registration for the twelve (12) months following the expiration of such sixty-day period. In the event the filing of any registration statement is postponed pursuant to this paragraph, the holders of the Registrable Securities making a registration request shall have the right to withdraw the request for such Demand Registration by giving written notice to the Company within thirty
(30) days after receipt of the notice of postponement (and, in the event of such withdrawal, the right of the holders of the Registrable Securities to such Demand Registration shall be reinstated).

               1.3 EFFECTIVE REGISTRATION STATEMENT. A Demand Registration requested pursuant to Section 1.1 of this Agreement shall not be deemed to have been affected (i) unless a registration statement with respect thereto has become effective (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "SEC") or other governmental agency or court for any reason, and the Registrable Securities covered thereby have not been sold, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of a failure by or inability of the Company to satisfy any thereof, or the occurrence of an event outside the control of the holders of Registrable Securities, or (iv) if holders of Registrable Securities are not able to register and sell at least 25% of the amount of Registrable Securities requested to be included in such registration.

               1.4 PRIORITY ON DEMAND REGISTRATIONS. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of a majority (by number of shares) of the Registrable Securities requesting such registration other than securities requested to be included in such Demand Registration which the Company is contractually obligated, pursuant to the Previous Registration Rights Agreements or the Other Purchasers' Registration Rights Agreement, to include in any Demand Registration. If other securities are included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering within a price range acceptable to the holders of at least a majority (by number of shares) of the Registrable Securities to be offered thereby, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities or other securities requested to be included in such registration which the Company is contractually obligated, pursuant to the Previous Registration Rights

Agreements or the Other Purchasers' Registration Rights Agreements, to include in such registration the number of Registrable Securities and such other securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities and such other securities requested to be offered thereby.

               1.5 SELECTION OF UNDERWRITERS. The holder or holders of at least a majority of Registrable Securities included in any Demand Registration will have the right to select the underwriters and the managing underwriter to administer such Demand Registration.

               1.6 OTHER REGISTRATION RIGHTS. Except as provided in this Agreement and in the Other Purchasers' Registration Rights Agreement, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, other than piggyback registration rights entitling the holder thereof to participate in registrations consistent with the provisions of Section 2 hereof, without the written consent of the holder or holders of at least a majority of the Registrable Securities.


                                   ARTICLE II
                               OTHER REGISTRATIONS

               2.1 RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or on Form S-4 or S-8 or any successor similar form), and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice (in any event within three (3) Business Days after its receipt of notice of any exercise of other demand registration rights) to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty
(30) days after the receipt of the Company's notice.

               2.2 PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell,
(ii) second, any securities requested to be included in such registration which the Company is contractually obligated, pursuant to any Previous Registration Rights Agreement, to give priority over the Registrable Securities in such registration, (iii) third, the Registrable Securities requested to be included in such registration, any securities registrable pursuant to the Other Purchasers' Registration Rights Agreement requested to be included in such registration and any securities registrable pursuant to any Previous Registration Rights Agreement which the Company is contractually obligated to include in such registration on a pari passu basis with the Registrable Securities, PROVIDED, that if the managing underwriters in good faith determine that a lower number of Registrable Securities and such other securities should be included, then the Company shall be required to include in the underwriting only that lower number of Registrable Securities and such other securities, and the holders of Registrable Securities and such other securities who have requested registration shall participate in the underwriting pro rata based upon their total ownership, on a fully diluted basis, of Registrable Securities and such other securities requested to be included in such registration and (iv) fourth, other securities requested to be included in such registration.

               2.3 PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, any securities requested to be included in such registration which the Company is contractually obligated, pursuant to any Previous Registration Rights Agreement, to give priority over the Registrable Securities in such registration, (iii) third, the Registrable Securities requested to be included in such registration, any securities registrable pursuant to the Other Purchasers' Registration Rights Agreement requested to be included in such registration and any securities registrable pursuant to any Previous Registration Rights Agreement which the Company is contractually obligated to include in such registration on a pari passu basis with the Registrable Securities, PROVIDED, that if the managing underwriters in good faith determine that a lower number of Registrable Securities and such other securities should be included, then the Company shall be required to include in the underwriting only that lower number of Registrable Securities and such other securities, and the holders of Registrable Securities and such other securities who have requested registration shall participate in the underwriting pro rata based upon their total ownership, on a fully diluted basis, of Registrable Securities and such other securities requested to be included in such registration and (iv) fourth, other securities requested to be included in such registration.

               2.4 OTHER REGISTRATIONS. If the Company has previously filed a registration statement for a Long-Form Demand Registration with respect to Registrable Securities pursuant to Article I of this Agreement, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible, exchangeable or exercisable for or into its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities other than the holders of the Registrable Securities or holders of securities registrable pursuant to the Other Purchasers' Registration Rights Agreement, until a period of at least six (6) months elapsed from the effective date of such previous registration; PROVIDED, HOWEVER, that this provision shall not apply to the extent that it conflicts with the provisions of any Previous Registration Rights Agreement.

                                   ARTICLE III
                             REGISTRATION PROCEDURES

               Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible or, in the case of clause (o) below, will not:

               (a) promptly prepare and file with the SEC a registration statement with respect to such Registrable Securities (such registration statement to include all information which the holders of the Registrable Securities to be registered thereby shall reasonably request) and use its best efforts to promptly cause such registration statement to become effective, PROVIDED, that at least five days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the holder or holders of at least a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, and the Company shall not file any such documents to which such counsel shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, and (ii) notify each holder of Registrable Securities covered by such registration statement of (x) any request by the SEC to amend such registration statement or amend or supplement any prospectus or (y) any stop order issued or threatened by the SEC, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (b) (i) will promptly prepare and file with the SEC such amendment and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days except that such 180 day period shall be extended (x) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registrable Securities and (y) by the number of days during the period from and including the date on which each seller of Registrable Securities shall have received a notice delivered pursuant to clause (f) below until the date when such seller shall have received a copy of the supplemented or amended prospectus contemplated by clause (f) below, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (c) as soon as reasonably possible furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statements, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and prospectus supplement and, in each case, including all exhibits) and such other documents as such seller may reasonably request, all in conformity with the requirements of the Securities Act, in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (d) use its best efforts promptly to register or qualify the Shares under such other securities or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, PROVIDED, however, that the Company will not be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii), subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

               (e) furnish to each seller of Registrable Securities a signed copy, addressed to such seller (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholders, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein; as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

               (f) promptly notify each seller of Registrable Securities, at a time when a prospectus relating to the Shares is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will promptly prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (g) cause all of the Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if there shall then be no such listing, to be accepted for quotation as a National Market Security on The NASDAQ Stock Market;

               (h) provide a transfer agent and registrar for all of the Shares not later than the effective date of such registration statement;

               (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) subject to other provisions hereof, use its best efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of the Shares;

               (k) use its best efforts to obtain a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants, who have certified the Company's financial statements, addressed to each seller, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller (or the underwriters, if any) may reasonably request;

               (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, in each case as soon as practicable, an earning statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (m) permit any holder of Registrable Securities, which holder, in the sole judgment, exercised in good faith, of such holder might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of any registration statement covering such holder's Registrable Securities and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such holder should be included and which is reasonably acceptable to the Company;

               (n) use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any registration statement or of any order preventing or suspending the use of any preliminary prospectus;

               (o) at any time file or make any amendment to a registration statement, or any amendment of or supplement to a prospectus (including amendments of the documents incorporated by reference into the prospectus), of which each seller of Registrable Securities or the managing underwriters shall not have previously been advised and furnished a copy or to which the sellers of Registrable Securities, the managing underwriters, or counsel for such sellers or for the underwriters shall reasonably object; and

               (p) make such representations and warranties (subject to appropriate disclosure schedule exceptions to sellers of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type.


                                   ARTICLE IV
                              REGISTRATION EXPENSES

               4.1 COMPANY'S FEES AND EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses for listing or quoting the shares on each securities exchange or The NASDAQ Stock Market on which similar securities issued by the Company are then listed or quoted, and fees and disbursements of counsel for the Company, any transfer agent and all independent certified public accountants, underwriters (excluding discounts and selling commissions) and other Persons retained by the Company in connection with any Demand Registration or any Piggyback Registration (all such expenses being herein called "REGISTRATION EXPENSES"), will be paid by the Company.

               4.2 FEES OF COUNSEL TO HOLDERS. In connection with each registration hereunder, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holder or holders of at least a majority of the Registrable Securities covered by such registration.


                                    ARTICLE V
                             UNDERWRITTEN OFFERINGS

               5.1 DEMAND UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offerings of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to a majority (by number of shares) of holders of Registrable Securities being offered and the underwriters, and to contain such representations and warranties by the Company, and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

               5.2 INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Article II of this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Article II of this Agreement, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder, subject to the limitations set forth in Article II hereof, among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreement with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.


                                   ARTICLE VI
                                 INDEMNIFICATION

               6.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each of the holders of any Registrable Securities covered by any registration statement prepared pursuant to this Agreement, each other Person, if any, who controls such holder within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, general partners and officers, as follows:


                      (i) against any and all loss, liability, claim, damage and expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto, including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                      (ii) against any and all loss, liability, claim, damage
               and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                      (iii) against any and all expense incurred by them in
               connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

PROVIDED, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any holder expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus (or any amendment or supplement thereto); and PROVIDED FURTHER, that the Company will not be liable to any holder under the indemnity agreement in this Section 6.1, with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such controlling Person or holder results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, on or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, general partner, or other controlling person and shall survive the transfer of such securities by such seller.

               6.2 INDEMNIFICATION BY HOLDERS. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1 of this Agreement), to the extent permitted by law, the Company and its directors, officers and controlling Persons, and their respective directors, officers and general partners, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or such holder as the case may be, or any of their respective directors, officers, controlling Persons or general partners and shall survive the transfer of such securities by such holder. The obligations of each holder of Registrable Securities pursuant to this Section 6.2 are to be several and not joint; PROVIDED, that with respect to each claim pursuant to this Section 6.2, each such holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such holder.

               6.3. INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or Section 6.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by a majority (by number of shares) of the holders of Registrable Securities (which choice shall be reasonably satisfactory to the Company), or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

               6.4 INDEMNIFICATION OF UNDERWRITERS. The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

               6.5 CONTRIBUTION. If the indemnification provided for in Sections
6.1 and 6.2 of this Agreement is unavailable or insufficient to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6.1 or
Section 6.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each party from the offering of the securities covered by such registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 6.5. Promptly after receipt by an indemnified party under this Section 6.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 6.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 6.3 of this Agreement has not been given with respect to such action; PROVIDED, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 6.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


                                   ARTICLE VII
                                    RULE 144


               The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                  ARTICLE VIII
                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

               No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.

                                   ARTICLE IX
                                   DEFINITIONS

               9.1 As used in this Agreement, the following defined terms shall have the meanings set forth below:


               "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

               "COMMON STOCK" means the Company's Common Stock, par value $0.01 per share.

               "COMPANY" shall have the meaning as set forth in the Forbearance Agreement.

               "DEMAND  REGISTRATIONS"  shall  have the  meaning as set forth in
Article I, ss.1.1.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "FORBEARANCE AGREEMENT" shall have the meaning as set forth in the second Recital of this Agreement.

               "INVESTOR" shall have the meaning as set forth in the Preamble of this Agreement.

               "INVESTOR WARRANTS" shall have the meaning as set forth in the second Recital of this Agreement.

               "LONG-FORM DEMAND REGISTRATIONS" shall have the meaning set forth in Article I, ss.1.1 of this Agreement.

               "MAXIMUM COMMON STOCK ISSUANCE" shall have the meaning set forth in the fifth Recital of this Agreement.

               "OTHER PURCHASERS' REGISTRATION RIGHTS AGREEMENT" means any registration rights agreement entered into by the Company on or prior to the date of execution and delivery hereof .

               "PERSON" means any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

               "PIGGYBACK  REGISTRATION"  shall  have the  meaning  set forth in
Article II, ss.2.1.

               "PREVIOUS REGISTRATION RIGHTS AGREEMENT" means the agreements listed on Schedule 1 hereto pursuant to which the Company has, prior to the date hereof, granted registration rights with respect to its securities to any other Person.

               "REGISTRABLE SECURITIES" mean (i) any shares of Common Stock issued or issuable upon conversion of the Exchange Notes acquired by the Investor pursuant to the Forbearance Agreement, (ii) any shares of Common Stock issued or issuable upon exercise of the New Warrants acquired by the Investor pursuant to the Forbearance Agreement, and (iii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) or (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have (x) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) been transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act.

               "REGISTRATION  EXPENSES"  shall  have the  meaning  set  forth in
Article IV, ss.4.1.

               "SECURITY AND EXCHANGE COMMISSION" shall have the meaning set forth in Article I, ss.1.3.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SHARES" mean the shares of Registrable Securities registered on the registration statement filed with the SEC in connection with any Demand Registration or any Piggyback Registration.

               9.2 As used in this Agreement, the following terms shall have the meanings assigned thereto in the Forbearance Agreement: "AMENDED WOLVERINE NOTE"; "CONVERSION NOTE"; "EXCHANGE NOTE"; "LIBOR RATE"; "NEW NWP LTD. NOTE"; "NEW WARRANTS"; "NOTES"; "SUNDT"; "TRANSACTION DOCUMENTS"; and "WILHELMSEN".


                                    ARTICLE X
                                  MISCELLANEOUS

               10.1 NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities of this Agreement.

               10.2 ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or fail to take any action which it may properly take, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement or which, to the extent within its control, would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

               10.3 REMEDIES. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

               10.4 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the holder or holders of at least a majority of the Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

               10.5 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, except to the extent reserved to or by the transferor in connection with any such transfer.

               10.6 NOTICES. Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners: (i) by facsimile transmission, (ii) by personal delivery, (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto.

               (i)    if to Sundial:

                      The Sundial International Fund Ltd.
                      c/o Coutts & Co. (Bahamas) Ltd.
                      P.O. Box N7788

                      Nassau, Bahamas
                      Facsimile:  (809) 326-6709
                      ATTENTION:  Mr. James Graham
                                  Secretary and Registrar

               with a copy to:

                             Gilmartin, Poster & Shafto
                             One William Street
                             New York, New York 10004
                             Facsimile:  (212) 482 0848
                                         (212) 425-3130
                             ATTENTION:  Donald B. Shafto, Esq.

                             and

                             Sundt & Co.
                             11 St. James's Square
                             London SW1Y 4LB, England
                             Facsimile: 011 44 171 930 1784
                             Attention: Mr. Jens A. Wilhelmsen

            (ii) if to the Company, to:

                             The New World Power Corporation
                             558 Lime Rock Road
                             Lime Rock, Connecticut  06039
                             Facsimile:  (203) 435-0505
                             ATTENTION:  Chief Executive Officer

               with a copy to:

                             Olshan Grundman Frome & Rosenzweig, LLP
                             505 Park Avenue
                             New York, New York 10022
                             Telephone:  (212) 755-1467
                             Attention:  Thomas J. Fleming, Esq.



               10.7 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

               10.8 GENDER. Whenever the pronouns "he" or "his" are used herein, they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

               10.9 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

               10.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflict of law principles thereof.

               10.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            THE NEW WORLD POWER CORPORATION


                                            By:_________________________________
                                                  Name:  George P. Petrenko
                                                  Title: Chief Executive Officer

                                            THE SUNDIAL INTERNTIONAL FUND
                                            LIMITED


                                            By:_________________________________
                                                  Name: Donald B. Shafto
                                                  Title: Assistant Secretary

        THE NEW WORLD POWER CORPORATION                   (1)



        SUNDIAL INTERNATIONAL FUND LIMITED                (2)


                      and


        OAKES, FITZWILLIAMS & CO. LIMITED                 (3)






                  --------------------------------------------

                               CHARGE OVER SHARES
                  --------------------------------------------

















                                                                       EXHIBIT K

        THIS CHARGE OVER SHARES is made on the 29th day of May, 1996 with effect as of the 1st day of March, 1996

BETWEEN

(1) THE NEW WORLD POWER CORPORATION whose registered office is at The Farmhouse, 558 Lime Rock Road, Lime Rock, Connecticut
        06039 ("the Borrower")

(2)     THE SUNDIAL INTERNATIONAL FUND LIMITED, c/o Coutts & Co.
        (Bahamas)Ltd., Coutts Building - West Bay Street, P.O. Box N7788, Nassau, Bahamas ("the Lender")

(3) OAKES, FITZWILLIAMS & CO. LIMITED whose registered office is at Byron House, 7-9 St. James's Street, London SWIA 1EE, as escrow agent ("the Escrow Agent").


NOW THIS DEED WITNESSES as follows:

DEFINITIONS AND INTERPRETATION

1.      In this Charge:

        (a) "Amended Support and Pledge Agreement" shall have the meaning set forth in the Forebearance Agreement.

        (b) "Charged Property" means the Shares and Security Assets and includes any proceeds of sale or other realization thereof or any part thereof;

        (c)    "the Company" means The New World Power Company
               Limited;

        (d)    "the Default Rate" means ten per cent (10%) per annum;

        (e) "Enforcement Event" means any Event of Default under the Forbearance Agreement;

        (f) "the Forbearance Agreement" means that certain Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement dated as of March 1, 1996, among the Borrower, the Lender, the Company and Wolverine Power Corporation ("WPC"), a Delaware corporation, a copy of which (without Exhibits or Schedules thereto other than Schedule 3 thereto) is annexed hereto as EXHIBIT A and made a part hereof;

        (g) "Intercreditor Agreement" shall mean that certain agreement dated as of execution and delivery hereof among the Borrower, the Lender, and Robert Fleming & Co. Ltd. as agent for the Fleming Noteholders (as defined in the Forebearance Agreement) concerning, among other things, the joint administration of the Charged Property.

        (h) "Obligations" means all warranties, guarantees, covenants, undertakings, liabilities, debts and obligations of the Borrower whatsoever and wheresoever and howsoever arising which now are or at any time hereafter may be due or given or owed to the Lender or the benefit of which shall be vested in the Lender, in any currency, solely or jointly with any other person or persons, as principal, agent or surety on any account, under the Forbearance Agreement and the other "Transaction Documents" (referred to in the Forbearance Agreement and used herein with the same meaning);

        (i) "Receiver" means any receiver appointed by the Lender under this Charge;

        (j) "Security Assets" means all stocks, shares, warrants, rights, money or other property accruing, offered, issued or deriving at any time by way of redemption, bonus, preference, option, consolidation, sub-division, dividend, interest or otherwise in respect of the Shares;

        (k)    "Shares" means the shares specified in the Schedule;

        Words importing the singular number only shall include the plural and vice versa and any reference to the masculine gender shall include the feminine and neuter and vice versa.


        In this Charge headings to clauses are for convenience only and have no legal effect and references to Clauses and Schedules are to clauses and schedules of this Charge unless otherwise stated.

        In this Charge the expression "the Borrower" and "the Lender" include their respective successors and assigns whether immediate or derivative. Any change in the constitution of the Lender or its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person shall not in any way prejudice or affect its rights hereunder.

        Any reference to any agreement or document shall be deemed to refer to the same as amended, modified or supplemented from time to time by the parties hereto.

        Where there are two or more persons included in the expression "the Borrower" references to the Borrower are references to all or any of them as the context may require and all assignments, charges, agreements, undertakings, covenants, obligations, warranties and representations given, undertaken, made or assumed by the Borrower shall be deemed to have been given, undertaken, made or assumed by them jointly and severally and construed accordingly.

        References to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include provisions of which they are re-enactments (whether with or without modification) and any subordinate legislation, orders, instruments and regulations issued or made thereunder and being in force from time to time.


COVENANT TO PAY

2. The Borrower covenants with the Lender that it will upon the due date agreed in relation thereto or (if none) upon demand pay and discharge the Obligations. The Borrower shall pay interest to the date of payment or discharge (notwithstanding any demand or any judgment obtained by the Lender or the liquidation or administration of or any arrangement or composition with creditors by the Borrower) at the rate or rates applicable under the agreements or arrangements giving rise to the relevant Obligations and on any other terms relating to interest payments contained in such agreements or arrangements or, if no such rate or rates are specified, at the Default Rate upon such days and upon such terms as the Lender may from time to time determine. Such interest shall be compounded quarterly in the event of it not being punctually paid.

CHARGING CLAUSE

3.      (a)    As security for the discharge of the Obligations the
        Borrower hereby and with full title guarantee charges all its present and future right, title and interest in the Charged Property to the Lender.

        (b) Notwithstanding sub-clause 3(a) the Borrower shall be entitled at any time to sell all of the Shares of the Company provided (i) no Enforcement Event shall then have occurred and be continuing, (ii) the sales price of said Shares shall not be less than the minimum price provided therefor in Section 7 of, and Schedule 3 to, the Forbearance Agreement, and (iii) the "net proceeds" (as defined in the Forebearance Agreement) of such sale shall be distributed in accordance with the provisions of Section 7 of the Forbearance Agreement.

DEPOSIT OF SHARE CERTIFICATES AND BLANK TRANSFERS

4. The Borrower has deposited with the Escrow Agent all share certificates or other documents of title to the Shares concurrently with the execution of this Charge, together with such duly executed transfers or assignments (with the name of the transferee, date and consideration left blank) as the Lender may require, to the intent that the Lender may at any time after an Enforcement Event without notice present them for registration and perfect the title of the Lender or its nominee to the Shares.

5.      (a)    Subject to Clause 8, the Borrower shall upon the
               accrual, offer, issue or receipt of any Security Assets deliver or pay to the Lender or procure the delivery or payment to the Lender of all such Security Assets or the share certificates or other documents of title to or representing them together with such duly executed transfers or assignments (with the name of the transferee, date and consideration left blank) as the Lender may require, to the intent that the Lender may at any time after an Enforcement Event without notice present them for registration and perfect the title of the Lender or its nominee to such Security Assets.

        (b) The Borrower will, if so requested by the Lender, promptly and at the Borrower's expense execute and deliver and do all deeds, instruments, transfers, powers of attorney, renunciations, proxies, notices, documents acts and things in such form as the Lender may from time to time require for perfecting or protecting the Lender's security over the Charged Property or facilitating its realization after an Enforcement Event (including, insofar as it is able, procuring that any transfer of the Charged Property in favour of the Lender or its nominee and any subsequent transfer by the Lender is duly registered in the books of the Company).

REPRESENTATIONS AND WARRANTIES

6. The Borrower represents and warrants to the Lender on the date of this Charge and on each subsequent day (until the occurrence of an Enforcement Event), except to the extent otherwise provided in the Intercreditor Agreement, the "Fleming Documents" and the "Hambros Documents" (each as defined in the Forebearance Agreement) that:

        (a) the Borrower is the sole, absolute and beneficial owner and registered holder of the Charged Property, that no person save the Borrower has any right or interest of any sort whatsoever in or to the Charged Property and that there are no agreements or arrangements (other than restrictions on transfer or rights of pre-emption) affecting the Charged Property in any way or which would or might in any way fetter or otherwise prejudice the rights of the Borrower or any mortgagee of the Charged Property;

        (b) the Borrower has not sold or otherwise disposed of or agreed to sell or otherwise dispose of or granted or agreed to grant any option in respect of all or any of its right, title and interest in and to the Charged Property;

        (c) the Borrower has and will at all material times have the necessary power to enable it to enter into, exercise its rights and perform its obligations under this Charge and such actions have been and will, during the subsistence of this Charge, be duly authorized;

        (d) the Shares are duly authorized, validly issued and fully paid and there are no monies or liabilities outstanding in respect of any of the Shares;

        (e) this Charge creates legal, valid, binding and enforceable obligations of the Borrower and its effective security over the Charged Property;

        (f) this Charge and the performance of the Borrower's obligations under it, do not conflict or result in any breach of or constitute a default under any agreement, instrument or obligation to which the Borrower is a party or by which it is bound (including the Borrower's Memorandum and Articles of Association)

        (g) the Shares represent 50% of the Company's issued ordinary share capital which carries votes.

COVENANTS

7. The Borrower covenants with the Lender that during the continuance of this security:

        (a) it will not (without the prior written consent of the Lender)

               (i) permit any person other than the Lender or its nominees to be registered as holder of the Charged Property or any part thereof; or

               (ii) except as otherwise provided in the Intercreditor Agreement, create or purport to create or permit to subsist any mortgage, debenture, charge, pledge, lien or encumbrance (other than in favour of the Lender) on or over the Charged Property or any part thereof or interest therein, whether or not subordinate to the rights of Lender under this Charge or the Transaction Documents; or

           (iii) sell, transfer or otherwise dispose of the Charged Property or any part thereof or interest therein or attempt to agree so to do except as permitted by clause 3(b) of the Charge;

        (b) it will pay all calls and other payments when due and discharge promptly all other obligations in respect of the Charged Property (and if the Borrower does not do so, the Lender may make such payments on behalf of the Borrower, in which event any sums shall be reimbursed on demand by the Borrower to the Lender);

        (c) it will comply with any notice served on it under the Companies Act 1985;

        (d) it will not do or cause or permit to be done anything which is a variation or abrogation of the rights attaching to or conferred by all or part of the Charged Property or which may in any way depreciate, jeopardize or otherwise prejudice the value to the Lender of the Charged Property and it will vote against any resolution which would have such an effect (if passed).

DIVIDEND AND VOTES

8.      (a)    Before the occurrence of an Enforcement Event,  the
               Borrower may (subject to Clause 7(d)) direct how the votes attaching to the Charged Property are to be exercised

        (b) Before the occurrence of an Enforcement Event, except to the extent otherwise provided in Section 7 of the Forebearance Agreement, all dividends, interest and other income forming part of the Charged Property will be paid to the Borrower and held by the Borrower in trust for the Lender as part of the Charged Property and held by Borrower in a separate bank account identifying the trust character of such income; after the occurrence of an Enforcement Event all such dividends, interest and other income shall be paid directly to Lender as part of the Charged Property.

        (c) After the occurrence of an Enforcement Event, if the Charged Property is registered in the name of the Lender or a nominee for the Lender all dividends, interest and other money received which forms part of the Charged Property may be held by the Lender and applied by it as though they were proceeds of sale and the Lender may (at its absolute discretion) direct how the votes and other rights attaching to the Charged Property are to be exercised and, without limitation, the Lender shall be entitled to exercise all the powers given to trustees by section 10(3) and (4) of the Trustee Act 1925 as amended by section 9 of the Trustee Investments Act 1961 in respect of any of the Charged Property which is subject to a trust. For so long as the Charged Property continues to be registered in the name of the Borrower all dividends interest and other monies received as aforesaid shall be held on trust by the Borrower for the Lender and all votes and other rights as aforesaid shall be exercised by the Borrower as directed by the Lender.

POWER OF THE LENDER

9.      (a)    At any time after the occurrence of an Enforcement
        Event except as otherwise provided in the Intercreditor
        Agreement and the Hambros Documents

               (i) the Lender and any nominee of the Lender (or any other party pursuant to the Intercreditor Agreement) may without further notice in respect of all or any part of the Charged Property exercise all the powers or rights which may be exercisable by the registered holder of the Charged Property, appoint a receiver and exercise the power of sale and all other powers conferred on mortgagees by the Law of Property Act 1925 as hereby varied or extended. Any Receiver shall be the agent of the Borrower who shall be responsible for his fees and expenses. The Lender shall cease to be under any further commitment to the Borrower following the occurrence of an Enforcement Event; and

               (ii) each of the Lender, any nominee of the Lender and any Receiver shall be entitled (in addition to any other powers conferred by law) to sell, exchange, redeem or otherwise dispose of all or any part of the Charged Property for such consideration and on such terms as he may in his absolute discretion think fit.

        (b) Sections 93 and 103 of the Law of Property Act 1925 shall not apply to the security constituted by this Charge.

        (c) The Lender and any Receiver are authorized to give a good discharge for any money received in exercise of the power of sale as well as for any money or property received by either of them in respect of the Charged Property during the subsistence of this Charge. No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Lender or the Receiver to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers and may rely on any statement given by the Lender or any Receiver in this connection.

        (d) The Lender and any Receiver shall, (without prejudice to their right to recover any shortfall from the Borrower and, after the payment of any claims having priority to the security created by this Charge), apply the proceeds arising from the exercise of any powers conferred by this Charge in paying the costs of sale or other disposal and in or towards the discharge of the Obligations in such order as they in their absolute discretion think fit and the Lender or Receiver may credit such proceeds to a suspense account for so long and in such manner as he may from time to time determine. The surplus (if any) of such proceeds shall be paid to the person or persons entitled to it.

        (e) Each of the Lender and any Receiver may compound or settle any question in relation to the Charged Property in such manner as he thinks fit. Neither the Lender nor its nominee (if any) nor any Receiver shall be liable for any loss arising after an Enforcement Event occasioned by any exercise, purported exercise or non-exercise of rights attached to the Charged Property or given to them by this Charge and, in particular, they shall not be liable to account as mortgagee in possession in respect of all or any part of the Charged Property and shall not be liable for any loss whatsoever arising directly or indirectly from any negligence on their part in respect of any sale or disposal or for any neglect or default to present any interest coupon or any bond or stock drawn for repayment or for any failure to pay any call or instalment or to accept any offer or to notify the Borrower of any such matter or for any negligence or default by their nominees, correspondents, employees or agent or for any other loss of any nature whatsoever in connection with the Charged Property.

        (f) The Borrower unconditionally covenants with the Lender fully to indemnify and hold harmless the Lender and any Receiver from and against all losses, actions, claims, expenses, demands and liabilities whether in contract, tort or otherwise and in respect of calls or other payments relating to the Charged Property now or hereafter incurred by either of them (including value added tax where applicable) for anything done or omitted in the exercise or purported exercise of their powers or occasioned by any breach by the Borrower of any of its covenants or other obligations to the Lender. The Borrower shall indemnify the

        Lender or Receiver (as appropriate) on demand and shall pay interest on the sums demanded at the Default Rate.

POWER OF ATTORNEY

10. To secure the performance of its obligations under this Charge the Borrower hereby irrevocably appoints the Lender to be its attorney (with full powers of substitution and delegation) to sign any documents, execute and deliver any deed (including, but without limitation, any stock transfer form) and do any act or thing on behalf of the Borrower which the Borrower may or ought to do under this Charge. The Borrower hereby covenants with the Lender to ratify and confirm any document, deed, act and thing and all transactions which such attorney may sign, execute or do.

RELEASE OF SECURITY

11. On discharge of the Obligations in full the Lender, at the request and cost of the Borrower, shall release or procure the release of the Charged Property, except as otherwise provided in the Intercreditor Agreement, so as to vest it in the Borrower free from this security.

NATURE OF SECURITY

12. This security is in addition to any other security now held by the Lender for the Obligations of the Borrower (whether under this Charge or otherwise).

CONTINUING SECURITY

13. This Charge is a continuing security and will not be satisfied by any intermediate discharge of the whole or any part of the Obligations or any other matter or thing whatsoever, Including the insolvency, liquidation or administration of the Borrower and shall be binding until all of the Obligations have been unconditionally and irrevocably discharged in full. It covers all the money and liabilities which for the time being constitute the Obligations.

SET-OFF AND GROSSING UP

14. All sums payable by the Borrower under this Charge shall be paid without any set-off, counterclaim, withholding or deduction whatsoever, unless required by law in which event the Borrower will simultaneously with making the relevant payment under this Charge pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount which would otherwise have been receivable.

COSTS

15. The Borrower shall not later than September 1, 1996 and thereafter on demand and on a full indemnity basis pay to the Lender or any Receiver (as appropriate) the amount of all fees, costs and expenses (with VAT thereon) and other liabilities which the Lender or such receiver incurs in connection with:

        (a) the preparation, negotiation, execution and delivery of this Charge;

        (b) any stamping or payment of stamp duty reserve tax or registration of this Charge or any transfer of the Charged Property pursuant hereto;

        (c)    any discharge or release of this Charge;

        (d) the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with this Charge and the enforcement (or attempted enforcement) of this Charge or the Obligations against the Borrower or others; or

        (e) dealing with or obtaining advice about any other matter or question arising out of or in connection with this Charge.

NOTICES

16. Any and all notices or demands hereunder may be given by any party to any other party in any of the following manners:
        (i) by facsimile transmission, (ii) by personal delivery,
        (iii) by first class mail, postage prepaid, or (iv) by certified mail, postage prepaid. Any notice given by facsimile transmission shall be effective two hours after dispatch thereof is completed by the sending party; all other notices shall be effective upon receipt. All notices shall be given to the parties at the addresses or to the facsimile numbers set forth below (or to such other numbers or addresses as shall be furnished by notice from any party hereto to the other parties hereto):

               The New World Power Corporation
               The Farmhouse
               558 Lime Rock Road
               Lime Rock, CT  06039
               Attn: Mr. George Petrenko
               Fax: (203) 435-0505
                       with a copy to:

                       The New World Power Company Ltd.
                       Tavistock House
                       34/36 Bromham Road
                       Bedford MK 40 ZQD
                       England
                       Attention: Mr. Chuan Zhang

                       and:

                       Finers
                       Solicitors
                       179 Great Portland Street
                       London W1N 6L3
                       England
                       Attn:  John D'Ardenne, Esq.
                       Fax: 011 44 171 323 4000
                        or: 011 44 171 580 7069

               The Sundial International Fund Ltd.
               c/o Coutts & Co. (Bahamas) Ltd.
               P.O. Box N7788
               Nassau, Bahamas
               Attn: Mr. James Graham
                     Secretary and Registrar
               Fax: (809) 326-6709

                       with a copy to:

                       Sundt & Co. Ltd.
                       11 St. James's Square
                       London SW1Y 4LB
                       England
                       Attn: Mr. Jens Wilhelmsen
                       Fax: 011 44 171 930 1784

                       and

                       Gilmartin, Poster & Shafto
                       One William Street
                       New York, New York 10004 USA
                       Attention:  Donald B. Shafto, Esq.
                       Fax: (212) 482-0848
                            (212) 425-3130

                       Oakes, Fitzwilliams & Co. Limited
                       Byron House
                       7-9 St. James' Street
                       London SW1A 1EE
                       England
                       Attn:  Mr. Herbert Lee Oakes
                       Fax: 011 44 171 925 1026

ESCROW AGENT

17.     (a)    The Escrow Agent is acting hereunder as an escrow
        holder for the purpose of holding the certificates evidencing the Security Assets. The Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to have been signed or presented by the proper person and shall not be liable to any party hereto in connection with the performance of its duties hereunder, except for its own negligence or willful misconduct. The Escrow Agent's duties shall be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement.

        (b) In consideration of its acceptance of the appointment as the Escrow Agent, the other parties hereto agree to indemnify and hold the Escrow Agent harmless as to any liability incurred by it to any person, firm or corporation by reason of its having accepted the same or in carrying out any of the terms hereof, except for the Escrow Agent's negligence or willful misconduct.

        (c) The Borrower shall pay the Escrow Agent's reasonable costs and expenses incurred in connection with its duties hereunder.

        (d) The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the parties hereto at least ten (10) business days prior to the date specified for such resignation to take effect; and upon the effective date of such resignation, the certificates evidencing the Pledged Stock then held by the Escrow Agent hereunder shall be delivered by it to such successor Escrow Agent or as otherwise shall be designated in writing by the parties hereto; provided, however, if the parties hereto are unable to agree upon such successor Escrow Agent within such ten-day period, Messrs. Gilmartin, Poster & Shafto shall automatically become such Escrow Agent without necessity of further act.

        (e) In the event that the Escrow Agent should at any time be confronted with inconsistent claims or demands by the parties hereto, the Escrow Agent shall have the right to interplead said parties in any court of competent jurisdiction and request that such court determine such respective rights of the parties with respect to this Agreement, and upon doing so, the Escrow Agent automatically shall be released from any obligations or liability as a consequence of any such claims or demands.


MISCELLANEOUS

18. (a) No failure or delay by the Lender in exercising any right or remedy shall operate as a waiver thereof nor shall any single or partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

        (b) Each of the provisions of this Charge is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

        (c) Any statement, certificate or determination of the Lender as to the Obligations or any other matter provided for in this Charge shall, in the absence of manifest error be conclusive and binding on the Borrower.


JURISDICTION

19.     (a)    This Charge shall be governed by and interpreted in
        accordance with English Law.

        (b) The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of the courts of England, but this Charge may be enforced in any court of competent jurisdiction.

        (c) The Borrower hereby irrevocably authorizes and appoints Finers, Solicitors, 179 Great Portland Street, London W1N 6L3, England, Attn:
        John D'Ardenne, Esq. (or such other person being a firm of solicitors resident in England as it may by notice to the Lender substitute) to accept service of all legal process out of or connected with this Charge and service on Finers (or such substitute) shall be deemed to be service on the Borrower.

20. This Charge may be transferred or assigned in whole or in part by the Lender.


EXECUTED as a deed the day and year first above written.

               IN WITNESS WHEREOF this Agreement has been executed on the date first above written.






Executed and unconditionally )
delivered as a Deed by       )          ------------------------
THE NEW WORLD POWER          )          Director
CORPORATION by the           )
signatures of:               )          ------------------------
                                        Director




Executed and unconditionally )
delivered as a Deed by       )          ---------------------------
THE SUNDIAL                  )          Donald B. Shafto, Assistant
INTERNATIONAL FUND           )          Secretary
LIMITED by the signature of: )





Executed and unconditionally )          ----------------------
delivered as a Deed by OAKES,)          Director
FITZWILLIAMS & CO. LIMITED   )
by the signatures of:        )          ----------------------
                                        Director